UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Warner Bros. Discovery, Inc.
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Dune: Part Three
WARNER BROS.
One Battle After Another
Tournament of Champions
Supergirl
NewsNight with Abby Phillips
BAT-FAM
Bat-Fam
Property Bros Don't Hate Your House
[adult swim] Smiling Friends
TNT SPORTS
NCAA Players Era
HBO
Hacks

WARNER BROS.
DISCOVERY

Notice of 2026 Annual
Meeting of Stockholders &

PROXY STATEMENT

Letter to our Stockholders

Samuel A. Di Piazza, Jr. Board Chair Warner Bros. Discovery, Inc.
April 30, 2026
Dear Fellow Stockholders,
We look forward to welcoming you to our Annual Meeting on June 9, 2026, at 10:00 a.m. ET. This year’s virtual meeting may be accessed at www.virtualshareholdermeeting.com/WBD2026.
Since we became Warner Bros. Discovery (WBD) in 2022, the company has been guided by a consistent set of strategic objectives. To adapt our business to a profoundly changing media and entertainment environment, we needed to: return our Studios to industry leadership, scale our Streaming business globally, and optimize and fuel the resilience of our Global Linear Networks. As a Board of Directors, our job over the last four years has been to provide sound, strategic guidance to ensure that David and our leadership team have the structure and resources necessary to deliver on those priorities, and to make decisions that maximize value for all of you as stockholders.
Achieving our goals has not been easy. The headwinds facing the media industry today are significant and accelerating. Like any company in the throes of transformation, WBD’s path has included setbacks, challenges, and delays along the way. However, looking at the results, it’s clear that in 2025, WBD’s strategy – and the years of effort it took to bring that strategy to life – proved their value in meaningful ways. Warner Bros. Studios had one of the most successful years in its long history, delivering both box office and ratings hits. Streaming exceeded 130 million streaming subscribers globally, surpassing the target we established in 2022. And Global Linear Networks boasted five of the top 10 domestic ad-supported cable networks among adult audiences, while also operating as the second leading broadcaster in Europe and largest pay-TV operator in Latin America.
With this strong operational, creative and financial momentum, our Board seized the opportunity to prepare WBD for its next phase of evolution. The Board’s first action was to implement a new corporate structure designed to enhance strategic flexibility and create potential opportunities to unlock additional stockholder value. This laid the foundation to enable our Board to take the bold step in June of 2025 of announcing our intention to separate WBD into two independent publicly traded companies: one comprised of our Streaming & Studios businesses and another with our Global Linear Networks business. The decision to separate our businesses further highlighted the underlying strength of WBD’s roster of assets and ultimately helped inspire an unsolicited bid to acquire the company.
Our Board then initiated and led a successful strategic review culminating in a competitive bidding process that ultimately involved outreach to more than a dozen world-class companies. In the end, from the beginning of 2025 to the time of signing the agreement for Paramount Skydance to acquire WBD, our stock price increased 164%.
Delivering strategic changes of this magnitude demanded tremendous dedication from our Board members. In 2025, our Board of Directors and its committees met 65 times. I am grateful to each of my fellow Board members for their commitment throughout this transformative year, and for the work they did to unlock such significant stockholder value. I also know that I speak for the full Board in conveying our gratitude to the entire WBD team for what they accomplished not just last year, but over the last four years since the company came together as Warner Bros. Discovery – you are truly world class.
As always, we greatly appreciate your support.
Samuel A. Di Piazza, Jr.
Board Chair

2026 PROXY STATEMENT	3

Notice of 2026 Annual Meeting of Stockholders
To Warner Bros. Discovery Stockholders:
You are cordially invited to attend, and notice is hereby given of, the 2026 Annual Meeting of Stockholders, or 2026 Annual Meeting, of Warner Bros. Discovery, Inc. to be held virtually at www.virtualshareholdermeeting.com/WBD2026 on Tuesday, June 9, 2026 at 10:00 a.m. ET.

Date and time: Tuesday, June 9, 2026 at 10:00 a.m., Eastern Time	Virtual web conference: www.virtualshareholder meeting.com/WBD2026	Record date: April 10, 2026

Items of Business:		Board Recommendation:
1.	To elect each of the thirteen director nominees named herein for a one-year term		each director nominee
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026		auditor ratification
3.	To vote on an advisory resolution to approve the 2025 compensation of our named executive officers, commonly referred to as a "Say on Pay" vote		Say on Pay
4.	To vote on the stockholder proposal described in the accompanying proxy statement, if properly presented at the meeting.	AGAINST	this stockholder proposal
The stockholders will also act on any other business that may properly come before the 2026 Annual Meeting or adjournments thereof.
The close of business on April 10, 2026 was the record date for determining the holders of shares of our Series A common stock ("common stock") entitled to notice of and to vote at the 2026 Annual Meeting and any postponement or adjournment thereof. A complete list of registered stockholders entitled to vote at the 2026 Annual Meeting will be available for inspection by stockholders during the entirety of the 2026 Annual Meeting at www.virtualshareholdermeeting.com/WBD2026. Further information about how to attend the 2026 Annual Meeting online, vote your shares before or during the 2026 Annual Meeting and submit questions online during the 2026 Annual Meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Tara L. Smith
Executive Vice President & Corporate Secretary
April 30, 2026

This proxy statement, our proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 were first made available to stockholders on or about April 30, 2026.
If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, INNISFREE M&A INCORPORATED, at 1 (877) 717-3922 (toll-free from the U.S. and Canada), or +1 (212) 750-5833 (from other locations).
To attend the virtual meeting, you will need to log in to www.virtualshareholdermeeting.com/WBD2026 using the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. Beneficial stockholders who do not have a 16-digit control number should follow the instructions provided by your broker, bank or other nominee prior to the meeting. Electronic entry to the meeting will begin at 9:45 a.m. ET.

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2026 PROXY STATEMENT	5

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Proxy Statement Summary
The Board of Directors (the "Board") of Warner Bros. Discovery, Inc. (the "Company," "we," "us," "our," "Warner Bros. Discovery" or "WBD") is furnishing this proxy statement and soliciting proxies in connection with the proposals to be voted on at the Warner Bros. Discovery 2026 Annual Meeting of Stockholders, or our 2026 Annual Meeting, and any postponements or adjournments thereof. This summary highlights certain information contained in this proxy statement but does not contain all of the information you should consider when voting your shares. Please read the entire proxy statement carefully before voting.
Proxy Voting Roadmap
The following proposals will be voted on at the 2026 Annual Meeting:

Proposal									For more information		Recommendation

Proposal One: Election of Directors
Thirteen director nominees will be voted on at the meeting, each to serve a one-year term. The Board and the Nominating and Corporate Governance Committee believe our nominees possess the skills, experience and qualifications to effectively monitor performance, provide oversight and support management’s execution of WBD’s strategy.
									See page 13		The Board of Directors recommends a vote "FOR" the election of each of the nominated directors.

Director Nominees

Samuel A. Di Piazza, Jr.	Richard W. Fisher	Paul A. Gould	Debra L. Lee	Joseph M. Levin	Anton J. Levy	Kenneth W. Lowe	Fazal F. Merchant	Anthony J. Noto	Paula A. Price	Daniel E. Sanchez	Geoffrey Y. Yang	David M. Zaslav

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has evaluated the performance of PricewaterhouseCoopers LLP ("PwC") and has re-appointed them as our independent registered public accounting firm for the fiscal year ending December 31, 2026. You are requested to ratify the Audit Committee’s appointment of PwC.
									See page 43		The Board of Directors recommends a vote "FOR" this proposal.

Proposal Three: Advisory Vote on 2025 Executive Compensation ("Say on Pay")
Stockholders are being asked to vote to approve, on a non-binding, advisory basis, our 2025 named executive officer compensation. The Board and the Compensation Committee believe our executive compensation program reflects our commitment to paying for performance.
									See page 97		The Board of Directors recommends a vote "FOR" this proposal.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Proposal	For more information	Recommendation

Proposal Four: Stockholder Proposal Vote on a stockholder proposal submitted by the National Center for Public Policy Research.	See page 98	The Board of Directors recommends a vote "AGAINST" this proposal.

2026 PROXY STATEMENT	7

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Our Board Nominees
Our Board believes that it is essential that Board members represent diverse experiences and viewpoints and includes directors who bring a mix of fresh perspectives and deeper experience.
Details on our Board nominees are as follows (age and tenure information is shown as of June 9, 2026, the date of our 2026 Annual Meeting).

AC	Audit Committee	CC	Compensation Committee	NCGC	Nominating and Corporate Governance Committee

Committee Chair	I	Independent	*
Tenure includes prior service on Discovery, Inc. Board of Directors

92% (12 of 13) Director Independence	5 years Average Tenure of Independent Directors

92% (11 of 12) of the Independent Directors joined WBD since 2022

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Corporate Governance Highlights
The WBD Board represents and acts on behalf of WBD stockholders and is committed to sound corporate governance, as reflected through its policies and practices. The Board believes that strong corporate governance is essential to effective fulfillment of its oversight responsibilities and fiduciary duties. The Board has adopted Corporate Governance Guidelines, which provide a framework for effective governance of the Company. You can find a copy of our Corporate Governance Guidelines, along with the charters of the three standing Board committees, and our Second Amended and Restated Bylaws ("Bylaws") in the Investor Relations section of our corporate website at ir.wbd.com.
Some highlights of WBD’s corporate governance include:

Director and Committee Independence	■12 of 13 directors are independent ■All standing Board committees - Audit, Compensation, Nominating and Corporate Governance - are fully independent
Board Accountability and Leadership	■Annual election of directors ■Independent Board Chair ■Board and Committee evaluation processes
Board Refreshment	■Balance of new and experienced directors, with tenure of independent directors averaging 5 years ■Added 11 independent directors since 2022
Stockholder Rights
■Single class of common stock with one vote per share
■No stockholder rights plan or "poison pill"
■No supermajority provisions in Third Restated Certificate of Incorporation
■Stockholders have the right to call a special meeting

Risk Mitigation
■Comprehensive Clawback policy for cash and equity incentives triggered by financial statement restatements resulting from fraud or intentional misconduct
■Robust stock ownership guidelines for Named Executive Officers and non-executive directors
■Insider Trading Policy covers directors, officers and all employees

2026 PROXY STATEMENT	9

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
2025 Executive Compensation
Compensation Philosophy
WBD's compensation philosophy is to pay for performance, encourage excellence, retain our high-performing executive talent across the blended organization and reward executives who deliver.

Our executive compensation programs are designed to implement our pay-for-performance compensation philosophy, as follows:
■Align Interests: ensure a strong alignment of the interests of our stockholders and employees;
■Pay for Performance: design incentives that are earned in line with short-term and long-term performance;
■Reward Competitively: pay competitively, across salary grades and geographies; and
■Attract and Retain World-Class Talent: retain high-performing individuals whose actions create long-term stockholder value.

Pay-For-Performance
The Compensation Committee (the "Committee") has designed the executive compensation program based on our compensation philosophy with a significant majority of target total direct compensation for each named executive officer (or "NEO" as defined in the "Compensation Discussion and Analysis" which begins on page 46) delivered in performance-based pay. The charts below for fiscal year 2025 demonstrate the balance between cash and equity compensation, and annual and long-term incentive awards, underscored by all pay elements other than base salary being at risk. The graphs below show target total direct compensation for our NEOs and do not reflect any special equity grants or one-time awards that were made in 2025.
Total Target Compensation Pay Mix

CEO	Other NEOs

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Our Performance in 2025
About WBD
Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes a differentiated and comprehensive portfolio of content and products across television, film, streaming, interactive gaming, publishing, themed experiences, and consumer products through brands including: Discovery Channel, HBO Max, CNN, DC Studios, TNT Sports, HBO, Food Network, TLC, TBS, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Games, Adult Swim, Turner Classic Movies, and others.
We are home to one of the largest collections of owned content in the world with assets and intellectual property across sports, news, lifestyle, and entertainment in most languages and regions of the globe. We create some of the best-in-class content using our renowned library, beloved franchises, and acclaimed creative expertise to serve our audiences and consumers. Our asset mix strongly positions us to execute our key strategies: grow our streaming business globally, enhance our Studios segment, and manage our linear networks for the best possible success in order to create long-term value for our stockholders.
As of December 31, 2025, we classified our operations in three reportable segments:
■Streaming: Our Streaming segment primarily consists of our premium pay-TV and streaming services.
■Studios: Our Studios segment primarily consists of the production and release of feature films for initial exhibition in theaters, production and initial licensing of television programs to third parties and our networks/streaming services, distribution of our films and television programs to various third party and internal television and streaming services, distribution through the home entertainment market (physical and digital), related consumer products and themed experience licensing, and interactive gaming.
■Global Linear Networks: Our Global Linear Networks segment primarily consists of our domestic and international television networks.
More information on our business is available in our Annual Report on Form 10-K for the year ended December 31, 2025 ("2025 Form 10-K") which accompanies this proxy statement.
2025 Performance Highlights
2025 marked a significant year for WBD as we made meaningful progress in delivering on our commitment to return our Studios to industry leadership, scale HBO Max globally, and optimize our Global Linear Networks.
■Our Studios segment finished 2025 with $2.55 billion in Adjusted EBITDA, a 54% year-over-year increase, exceeding our guidance and demonstrating healthy progress toward our target of at least $3 billion in Adjusted EBITDA.
■In 2025, nine of our films opened #1 at the box office, our titles held the top spot for 16 weekends globally and we finished the year with more than $4 billion at the global box office and 11 Academy Awards®.
■We were also the first studio in Hollywood's history to open seven consecutive movies above $40 million at the domestic box office.
■Our Streaming segment generated $1.37 billion in Adjusted EBITDA, exceeding our guidance and more than doubling year-over-year.
■Our Streaming segment added nearly 15 million net subscribers and finished the year with nearly 132 million subscribers(1), surpassing the 130 million target we established in August 2022.
■In 2025, our Global Linear Networks portfolio commanded a monthly average of over 140 million total viewers and delivered 17 of the 25 highest-rated unscripted freshman or limited series among Adults 25- 54.
■CNN, a leading global news brand, launched CNN All Access, giving audiences the ability to access a combination of on-air CNN content, news coverage, and exclusive programming directly on CNN's apps and websites.
(1)Please see Appendix A for the definition of "subscribers."

2026 PROXY STATEMENT	11

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Actions to Unlock Stockholder Value
During 2025, WBD's Board and management team executed a series of steps to unlock value for our stockholders. The foundation for these actions was laid in December 2024, when we announced plans to implement a new corporate structure consisting of two operating divisions — Global Linear Networks and Streaming and Studios — with the goal of enhancing strategic flexibility and creating potential opportunities to unlock stockholder value. In January 2025, we completed certain transactions to facilitate the movement of our entities and assets to better align with the two new operating divisions. In June 2025, we announced plans to separate WBD into two publicly traded companies (the "separation"), consisting of our Streaming and Studios business ("Warner Bros.") and our Global Linear Networks business ("Discovery Global").
In October 2025, we announced that our Board would evaluate a broad range of strategic options, including continuing to advance the separation of WBD, a transaction for the entire company or separate transactions for Warner Bros. and/or Discovery Global, as well as an alternative separation structure that would enable a merger of Warner Bros. and a spin-off of Discovery Global. On February 27, 2026, upon the unanimous approval of the Board, WBD entered into a merger agreement with Paramount Skydance Corporation ("Paramount") pursuant to which Paramount agreed to acquire WBD, subject to the terms and conditions therein (the "Paramount merger"). Upon completion of the Paramount merger, WBD stockholders will receive $31.00 per share (plus any applicable ticking fee). On April 23, 2026, the stockholders of WBD voted to approve the Paramount merger. Completion of the Paramount merger remains subject to receipt of required regulatory approvals and the satisfaction of other customary closing conditions. We expect the Paramount merger will be completed in the third quarter of 2026. For additional information related to the Paramount merger, please refer to WBD's definitive proxy statement and information included in our other filings with the Securities and Exchange Commission ("SEC").
These actions taken by the WBD Board and management team resulted in significant value to our stockholders, including a 164% increase in our stock price from the beginning of 2025 to the time of signing the merger agreement with Paramount, and consideration of $31.00 per share (plus any applicable ticking fee) from Paramount, representing a 147% premium to WBD's unaffected closing stock price of $12.54 on September 10, 2025.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Proposal One Election of Directors
The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" the election of the nominated directors.
Our Board of Directors
Our Board has general oversight responsibility for the Company’s affairs pursuant to the Delaware General Corporation Law and the Company’s Third Restated Certificate of Incorporation and Bylaws. In exercising its fiduciary duties, the Board represents and acts on behalf of the Company’s stockholders and is committed to strong corporate governance, as reflected through its policies and practices. The Board is deeply involved in the Company’s strategic planning process, leadership development, succession planning, and oversight of risk management.

2026 PROXY STATEMENT	13

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Skills and Experience Matrix
The WBD Board is comprised of highly skilled directors who bring a diverse range of skills and experiences to the Board's oversight role. The following table summarizes the key skills and experiences of each director nominee. Further details about each individual's experiences and qualifications are set forth in their individual biographies.

SKILLS AND EXPERIENCE

Public Company Executive Management Senior operational leaders of public companies provide valuable insights on corporate management and culture
Media/Entertainment/ Telecommunications Experts in our core industries provide a critical perspective of the evolving technologies, consumer behaviors and distribution models that shape our future

Strategic Transactions & Enterprise Transformation
Experience identifying, evaluating and executing strategic transactions and enterprise transformations enables effective oversight of our strategic plans and initiatives and expands opportunities to create stockholder value

Technology/Cybersecurity Technology experts ensure informed oversight of information storage, protection and confidentiality
Financial/Accounting Finance and accounting experience ensure oversight of financial reporting and capital allocation and capital structure decisions
Risk Management Risk management expertise drives effective oversight of comprehensive risk assessment and mitigation procedures
International/Global Business Operations Experts who understand international business dynamics enhance oversight of our global strategy
Legal and Regulatory Legal, governmental and regulatory experience helps assure effective navigation of a broad range of legal, regulatory and compliance matters
Outside Public Company Board Service Corporate governance fluency ensures stockholder and stakeholder interests inform Board decisions

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Nominees for Election
The WBD Board currently consists of 13 directors, all of whom have terms that expire at the 2026 Annual Meeting. In accordance with our Third Restated Certificate of Incorporation, all directors have one-year terms.
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of our incumbent directors for re-election by our stockholders at the 2026 Annual Meeting for a one-year term that will expire at the 2027 Annual Meeting. If elected by stockholders, each director will hold office until the earliest to occur of their respective death, resignation, removal or disqualification, or the election and qualification of their respective successors.
The 13 nominees for election are Samuel A. Di Piazza, Jr., Richard W. Fisher, Paul A. Gould, Debra L. Lee, Joseph M. Levin, Anton J. Levy, Kenneth W. Lowe, Fazal F. Merchant, Anthony J. Noto, Paula A. Price, Daniel E. Sanchez, Geoffrey Y. Yang and David M. Zaslav. Unless otherwise instructed on the proxy card, the persons named as proxies will vote the shares represented by each properly executed proxy "FOR" the election as directors of the persons named in this proxy statement as nominees. Each of the nominees has consented to serve if elected. However, if any of the persons nominated by the Board fails to stand for election, or declines to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board may recommend.
The tables below present information, including age, term of office, committee memberships, independence, professional highlights, qualifications, education, and other public company directorships held in the past five years, for each person nominated for election as a director at the 2026 Annual Meeting. Each nominee possesses skills and experience which makes him or her an important component of the Board as a whole. While consideration of the information presented below regarding each nominee’s specific experiences, qualifications, attributes and skills led our Board to the conclusion that he or she should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to WBD and our Board.

2026 PROXY STATEMENT	15

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Nominees for Election at 2026 Annual Meeting

Samuel A. Di Piazza, Jr. Independent Board Chair

Committee Memberships: ■Audit Committee Director Since: 2022 Age: 75 Education: ■University of Alabama, BS ■University of Houston, MS
Qualifications and Expertise Provided to Our Board
■Mr. Di Piazza brings significant executive management experience gained through leading PricewaterhouseCoopers, a complex professional services organization with global business operations that serve clients around the world. Mr. Di Piazza provides an important perspective to our Board, as WBD serves audiences and consumers around the world.
■In his role at Citigroup, Mr. Di Piazza advised many of its largest global clients, overseeing significant financial transactions and strategies to manage and mitigate financial risks. His expertise in financial reporting, accounting, tax and risk management provides our Board with valuable insights as it oversees risk management at WBD.
■Mr. Di Piazza brings extensive knowledge of WBD’s industry from his board experience at several leading public telecommunications and media companies, including DirecTV and AT&T.
Professional Highlights
■Vice Chairman of Global Corporate and Investment Bank at Citigroup, a financial services and investment bank (2011 to 2014)
■Global CEO of PricewaterhouseCoopers International Limited, a global leader in audit, tax and advisory services (2002 until his retirement in 2009)
■Various leadership roles including Senior Partner at PricewaterhouseCoopers (formerly Coopers & Lybrand) (1973 to 2002)
Other Public Company Directorships:
■ProAssurance Corporation (since 2016)
Prior Public Company Directorships (past five years):
■Regions Financial Corporation (2016 to 2023)
■Jones Lang LaSalle Incorporated (2015 to 2023)
■AT&T, Inc. (2015 to 2022)

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Richard W. Fisher Independent Director

Committee Memberships: ■Compensation Committee ■Nominating and Corporate Governance Committee Director Since: 2022 Age: 77 Education: ■Harvard University, BA ■Stanford University, MBA
Qualifications and Expertise Provided to Our Board
■Mr. Fisher is an established expert and thought leader on complex economic issues, monetary policy, global markets and regulatory frameworks, which is a significant asset to our Board at a time when international expansion is a driver of the Company’s strategy. He contributes to the Board his deep understanding of macroeconomic and geopolitical trends, and associated evolution of financial and operational risks.
■Mr. Fisher is uniquely positioned to enhance the Board’s risk oversight having served as the chair of the Federal Reserve IT Oversight Committee for the 12 Federal Reserve Banks. He implemented the first system-wide Chief Information Officer oversight structure, which enabled him to gain a deep understanding of best practices for managing system-wide information technology architecture and cybersecurity risks.
Professional Highlights
■Senior Advisor to Jefferies, a leading full-service investment banking and capital markets firm (since 2024)
■Senior Advisor to Barclays Plc, a multinational financial services company (2015 to 2024)
■President and CEO of the Federal Reserve Bank of Dallas, one of the 12 Federal Reserve Banks in the U.S. (2005 to 2015)
■Vice Chairman and Managing Partner to Kissinger McLarty Associates, an international geopolitical consulting firm (2001 to 2005)
■Deputy U.S. Trade Representative, with rank of Ambassador at the Office of the United States Trade Representative, a division of the Executive Office of the President responsible for developing and coordinating U.S. international trade (1997 to 2001)
Other Public Company Directorships:
■Tenet Healthcare (since 2017)
Prior Public Company Directorships (past five years):
■Beneficient Company Group (2023 to 2024)
■AT&T Inc. (2015 to 2021)
■PepsiCo, Inc. (2015 to 2021)

2026 PROXY STATEMENT	17

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Paul A. Gould Independent Director

Committee Memberships: ■Compensation Committee (Chair) ■Nominating and Corporate Governance Committee Director Since: 2008 Age: 80 Education: ■Farleigh Dickinson University, BA
Qualifications and Expertise Provided to Our Board
■Mr. Gould contributes extensive financial and risk management expertise gained from his service in the investment banking industry. There, he successfully managed the expansion of Allen & Company’s investment portfolio through comprehensive financial and risk management strategies, experience which strengthens Board oversight of WBD’s capital allocation strategy and international expansion initiatives.
■In addition to his track record of providing financial counsel on large-scale M&A transactions in the media and entertainment industries, his former service as a director of Discovery Holding Company (prior to its merger with Discovery, Inc.) provides Mr. Gould with valuable industry perspectives that are critical for effective Board oversight of the Company’s multi-faceted brands and operations.
Professional Highlights
■Executive Vice President and Managing Director of Allen & Company Incorporated, an investment banking services company (various roles since 1972)
■Member of Advisory Committee of International Monetary Fund (since 2006)
■Member of Board of Fellows and Business and Finance Committee of Weill Cornell Medical College (2006 to 2025)
■Chair of Investment Committee of Wildlife Conservation Society (since 2017)
Other Public Company Directorships:
■Liberty Latin America, Ltd. (since 2017)
■Liberty Global Ltd. (since 2005)
Prior Public Company Directorships (past five years):
■Radius Global Infrastructure, Inc. (2020 to 2023)

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Debra L. Lee Independent Director

Committee Memberships: ■Compensation Committee Director Since: 2022 Age: 71 Education: ■Brown University, BA ■Harvard University, Kennedy School of Government, MA ■Harvard University School of Law, JD
Qualifications and Expertise Provided to Our Board
■As former CEO of BET Networks, Ms. Lee led the evolution of the organization’s innovative content strategies to appeal to changing consumer preferences and its transition into digital and multiplatform content offerings. Her depth of executive management, strategy, and risk management experience augments Board oversight of the dynamic operating environment the Company faces.
■Having founded organizations focused on gender and race equity and human rights, Ms. Lee provides valuable perspectives to WBD’s efforts to foster a high-performance culture and world-class talent programs.
■Her role as a media executive, combined with her public board experience at global consumer-facing brands, provides a crucial perspective to the Board.
Professional Highlights
■Chair and CEO of BET Networks (2006 until her retirement in 2018)
■President and CEO (2005 to 2006), President and Chief Operating Officer (1995-2005), and EVP and General Counsel (1986-1995) of BET Networks
■Co-Founder and Partner of The Monarchs Collective, a management consulting firm (since 2020)
■Founder and Chair of Leading Women Defined Foundation, a nonprofit education and advocacy organization in Los Angeles, CA (since 2009)
Other Public Company Directorships:
■The Procter & Gamble Company (since 2020)
■Marriott International, Inc. (since 2004)
Prior Public Company Directorships (past five years):
■Burberry Group plc (2019 to 2024)
■AT&T Inc. (2019 to 2022)

2026 PROXY STATEMENT	19

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Joseph M. Levin Independent Director

Committee Memberships: ■Nominating and Corporate Governance Committee (Chair) Director Since: 2025 Age: 46 Education: ■University of Pennsylvania, BS, BAS
Qualifications and Expertise Provided to Our Board
■Mr. Levin brings over two decades of mergers and acquisitions, strategy and senior leadership experience to the Board, rooted in his successful career at IAC Inc. where he oversaw the constant evolution of the company. Mr. Levin’s extensive experience in navigating complex corporate transformations, both as a CEO and as a director, makes him an invaluable asset to the Board as WBD continues to evolve following the acquisition and integration of the WarnerMedia business.
■Mr. Levin’s deep background in digital and media commerce and demonstrated experience adapting to a changing digital landscape provides a crucial perspective during a time when the media and entertainment industries in which we operate continues to evolve.
Professional Highlights
■Executive Chairman (since 2025), CEO (2022 to 2024) of Angi Inc., a leading platform for home services
■CEO (2015 to 2025), CEO of Search & Applications (2012 to 2015), multiple roles (2003 to 2012) at IAC Inc., a media and internet holding company
■CEO of Mindspark Interactive Network (2009 to 2012)
Other Public Company Directorships:
■Angi Inc. (since 2017)
■MGM Resorts International (since 2020)
Prior Public Company Directorships (past five years):
■IAC Inc. (2015 to 2025)
■Vimeo, Inc., Chairman (2021 to 2023)
■Match Group, Inc. (2015 to 2022)

20

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Anton J. Levy Independent Director

Committee Memberships: ■Audit Committee ■Nominating and Corporate Governance Committee Age: 51 Director Since: 2025 Education: ■University of Virginia, BS ■Columbia University, MBA
Qualifications and Expertise Provided to Our Board
■Mr. Levy brings expertise in global technology investment and digital growth strategies along with an exceptional track record of value creation, developed as the Managing Partner and Founder of Layer Global and over a 27-year career at General Atlantic, where he culminated his tenure as Co-President and Global Head of Technology. At General Atlantic, he played a significant role in shaping the firm’s investment strategies and expanding its global presence, leading investments in transformative technology companies such as Airbnb, Alibaba Group, CrowdStrike, Facebook, Klarna AB, Mercado Libre, Slack, Snapchat, Squarespace and Uber.
■Mr. Levy’s deep understanding of scaling digital businesses, navigating technological shifts, and driving global growth combined with high-level committee experience at General Atlantic and public board service strengthens the Board's capacity to oversee WBD’s digital strategy, technology investments, and long-term value creation in the evolving media landscape.
Professional Highlights
■Founder and Managing Partner of Layer Global, a leading technology investment firm (since 2025)
■Co-President, Managing Director, and Global Head of Technology of General Atlantic Service Co. LP, a leading global growth equity firm (1998 to 2025)
■Director, Squarespace, Inc., a website building and hosting company (since 2013)
■Investment Banking, Morgan Stanley (1996 to 1998)
Other Public Company Directorships:
■None
Prior Public Company Directorships (past five years):
■Squarespace, Inc. (2021 to 2024)

2026 PROXY STATEMENT	21

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Kenneth W. Lowe Independent Director

Committee Memberships: ■Audit Committee ■Compensation Committee Director Since: 2018 – 2022; 2023 Age: 76 Education: ■University of North Carolina at Chapel Hill, BA
Qualifications and Expertise Provided to Our Board
■Having previously served as CEO of Scripps Networks for over two decades, Mr. Lowe is a highly accomplished senior executive with a track record of building content and lifestyle brands as well as integrating and growing global media companies. His experience helps drive Board discussions around strategy and strengthens Board oversight of management’s execution.
■Mr. Lowe’s prior tenure on the Discovery, Inc.. board (2018 to 2022) during a period of transformation following the Scripps Networks acquisition provides the Board with a unique perspective as it navigates a period of transformation and growth following Discovery, Inc.'s acquisition of the WarnerMedia business (the "WarnerMedia Transaction").
Professional Highlights
■Chairman, President and CEO of Scripps Networks Interactive, Inc. (2008 until the 2018 merger with Discovery, Inc.)
■President and CEO of The E.W. Scripps Company (2000 to 2008)
■Chairman, CEO and various other roles at Scripps Networks (1980 to 2000)
Other Public Company Directorships:
■None
Prior Public Company Directorships (past five years):
■None

22

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Fazal F. Merchant Independent Director

Committee Memberships: ■Audit Committee ■Nominating and Corporate Governance Committee Director Since: 2022 Age: 53 Education: ■University of Texas at Austin, BA ■Indiana University, MBA
Qualifications and Expertise Provided to Our Board
■Mr. Merchant’s expertise in financial reporting and controls, financial strategy, mergers and acquisitions, and capital markets acquired by over three decades of corporate finance, investment banking, and advisory experience, strengthens the Board’s oversight of the Company’s financial reporting and controls, strategy, and capital allocation. His previous and current experience as CFO of media and technology companies, where he was an integral part of significant M&A transactions, also provides a unique and important perspective.
■Further, Mr. Merchant’s technology and cybersecurity experience and industry-specific expertise, gained during his service at Tanium, Inc., Wiz and multiple other media and technology companies, enriches the Board’s oversight of technology and cybersecurity risks.
Professional Highlights
■President and CFO of Wiz, a cloud security company, acquired by Alphabet/Google in March 2026 (since 2025)
■Senior Advisor at Sixth Street Partners, a global investment firm (since 2023)
■Co-CEO (2019 until his retirement in 2020), COO & CFO (2017 to 2019) and Director (2019 to 2022) of Tanium, Inc., a subscription-based global cybersecurity and IT management company
■CFO of DreamWorks Animation SKG, an animation studio, acquired by Comcast in 2016 (2014 to 2016)
■Several executive roles including SVP Corporate Development, Corporate Treasurer, and CFO of Latin America, DirecTV, acquired by AT&T in 2015 (2012 to 2014)
■Investment banking roles at Barclays Capital Inc., Royal Bank of Scotland and Ford Motor Company
Other Public Company Directorships:
■None
Prior Public Company Directorships (past five years):
■Ryman Hospitality Properties (2017 to 2025)
■Meritor, Inc. (2020 to 2022)

2026 PROXY STATEMENT	23

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Anthony J. Noto Independent Director

Committee Memberships: ■Nominating and Corporate Governance Committee Director Since: 2025 Age: 58 Education: ■United States Military Academy, BS ■University of Pennsylvania, MBA
Qualifications and Expertise Provided to Our Board
■As CEO of SoFi Technologies, Inc., Mr. Noto led its transformation from a student loan refinancing startup into a diversified, comprehensive financial services platform, attracting more users and investors. Mr. Noto’s strategic leadership experience as CEO, CFO and COO provides a unique and necessary perspective to Board discussions as WBD competes in a crowded and complicated consumer-focused industry.
■Mr. Noto’s deep understanding of media, technology and internet industries, coupled with his demonstrated experience leading innovative technology companies in significant and strategic acquisitions, is instrumental in guiding our corporate strategy.
Professional Highlights
■CEO of SoFi Technologies, Inc., a large-cap digital financial services company (since 2018)
■Chief Operating Officer (2016 to 2017) and Chief Financial Officer (2014 to 2017) of Twitter (now known as X), a leading digital and media information network
■Partner (2010 to 2014) and Co-Head (2011 to 2014) of Global TMT Investment Banking, Goldman Sachs, a multinational investment bank
Other Public Company Directorships:
■SoFi Technologies, Inc. (since 2021)
■Franklin Resources, Inc. (since 2020)
Prior Public Company Directorships (past five years):
■None

24

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Paula A. Price Independent Director

Committee Memberships: ■Audit Committee (Chair) Director Since: 2022 Age: 64 Education: ■DePaul University, BS ■University of Chicago, MBA
Qualifications and Expertise Provided to Our Board
■Ms. Price’s broad finance, accounting, management, and strategy experience, acquired through more than 30 years in corporate financial leadership roles, including responsibility for leading Macy’s transformational growth strategy and guiding the company’s financial restructuring, enhances Board oversight of the Company’s consumer-focused strategy.
■In addition, Ms. Price’s extensive experience as a CFO of public companies operating global businesses in complex risk environments is particularly valuable to the Audit Committee’s oversight of internal controls over financial reporting and accounting.
Professional Highlights
■EVP and CFO of Macy’s, Inc., an omni-channel retail company (2018 to 2020)
■Senior Lecturer at Harvard Business School (2014 to 2018)
■EVP and CFO of Ahold USA, a U.S. grocery retailer (2009 to 2014)
■SVP, Controller and Chief Accounting Officer of CVS Caremark, an integrated pharmacy services provider (2006 to 2009)
■Certified Public Accountant
Other Public Company Directorships:
■Mondelez International (since 2024)
■Bristol Myers Squibb (since 2020)
■Accenture plc (since 2014)
Prior Public Company Directorships (past five years):
■DaVita Inc. (2020 to 2022)
■Western Digital Corporation (2014 to 2019; 2020 to 2022)

2026 PROXY STATEMENT	25

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Daniel E. Sanchez Independent Director

Committee Memberships: ■Audit Committee Director Since: 2017-2022; 2024 Age: 63 Education: ■University of Hartford, BA ■Boston University School of Law, JD ■Temple University School of Law, LLM
Qualifications and Expertise Provided to Our Board
■Mr. Sanchez is a seasoned public company director in the media industry, having served on the boards of numerous content and distribution companies. He contributes to the Board deep insights on the unique challenges, evolving consumer preferences and strategic initiatives impacting our industry, which enhances Board oversight in assessing potential strategic and operational challenges the Company may face.
■Mr. Sanchez also brings to the Board legal, regulatory and tax expertise acquired through over 30 years of experience as an attorney, having represented a wide variety of business clients and advised on a broad range of issues within evolving tax and regulatory frameworks.
■Mr. Sanchez’s prior service on the Discovery board (2017 to 2022) also provides the Board with his unique perspective and institutional knowledge.
Professional Highlights:
■Private law practice, focused on tax planning and non-litigation areas (1990 until his retirement in 2021)
Other Public Company Directorships:
■Liberty Latin America Ltd. (since 2019)
■Liberty Global Ltd. (since 2022)
Prior Public Company Directorships (past five years):
■Lions Gate Entertainment Corp. (2018 to 2022)

26

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Geoffrey Y. Yang Independent Director

Committee Memberships: ■Compensation Committee Director Since: 2022 Age: 67 Education: ■Princeton University, BSE ■Stanford University, MBA
Qualifications and Expertise Provided to Our Board
■As a seasoned venture capital investor of cutting-edge transformative internet and media platforms, and data and network security solutions, Mr. Yang has provided strategic guidance to companies at all stages of a business lifecycle in the media and entertainment industries. Mr. Yang brings to the Board his knowledge of large-scale investments, capital markets, portfolio and risk management, and financial reporting. This enhances the Board’s oversight of WBD’s growth strategy and risk management by providing a perspective through the lens of an investor.
■As Co-Founder of Redpoint Ventures, Mr. Yang gained extensive industry experience through his investments in media and entertainment companies. His service on the boards of several Redpoint portfolio companies and executive leadership roles enables him to provide valuable insights into consumer preferences and industry trends.
Professional Highlights
■Founding Partner and Managing Director of Redpoint Ventures, a global private equity and venture capital firm (since 1999)
■Founder, CEO and Director of Performance Health Sciences (d/b/a Apeiron Life), a health services business (since April 2018)
■Chair (since 2023), Vice Chair (2017 to 2022) and Director (since 2013) of United States Olympic and Paralympic Foundation, the philanthropic arm of the United States Olympic and Paralympic Committee
■Co-Founder and CEO of The Odds, LLC, a seed stage company (since 2022)
■General Partner with Institutional Venture Partners, a private equity investment firm (1987 to 1999)
Other Public Company Directorships:
■Franklin Resources, Inc. (since 2011)
Prior Public Company Directorships (past five years):
■AT&T Inc. (2016 to 2022)
■Liberty Media Acquisition Corporation (2021 to 2022)

2026 PROXY STATEMENT	27

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

David M. Zaslav President and Chief Executive Officer of Warner Bros. Discovery, Inc.

Committee Memberships: None Director Since: 2008 Age: 66 Education: ■Binghamton University, BS ■Boston University School of Law, JD
Qualifications and Expertise Provided to Our Board
■Mr. Zaslav’s deep operational and leadership experience in the media industry, highlighted by his vision and execution of the formation of WBD in 2022, is critical to the execution of the Company’s strategic plan to protect and create stockholder value.
■Mr. Zaslav’s ability to add insights as he sets WBD strategy and oversees WBD operations, informed by his experience leading the legacy Discovery business since 2006 and driving the organization’s strategic growth, operational efficiency and its pivot to direct-to-consumer, is a significant asset to our Board.
Professional Highlights
■President and CEO of Warner Bros. Discovery, Inc. (since WarnerMedia Transaction closed on April 8, 2022)
■President and CEO of Discovery, Inc. (January 2007 until closing of WarnerMedia Transaction)
■President of Cable & Domestic Television and New Media Distribution of NBC Universal, Inc. (NBC) (2006)
■EVP of NBC and President of NBC Cable (1999 to May 2006)
Other Public Company Directorships:
■Grupo Televisa S.A.B. (since 2015)
■Sirius XM Holdings Inc. (since 2013)
Prior Public Company Directorship (past five years):
■Lions Gate Entertainment Corp. (2015 to 2021)

28

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Corporate Governance
Our corporate governance practices are established and monitored by our Board. Our Board regularly assesses our governance policies in light of legal requirements and governance best practices.
Corporate Governance Guidelines
Our corporate governance practices are embodied in a formal document that has been approved by our Board. The Warner Bros. Discovery, Inc. Corporate Governance Guidelines, or the Guidelines, are posted to the Investor Relations section of our corporate website at ir.wbd.com. These Guidelines, which provide a framework for the conduct of our Board’s business, provide that:

■our Board’s responsibility is to oversee the management of Warner Bros. Discovery and to help ensure that the interests of the stockholders are served;
■a majority of the members of our Board shall be independent directors;
■the independent directors meet at least twice a year in executive session;
■directors have access to senior management and, as necessary and appropriate, independent advisors;
■all directors are encouraged to participate in continuing director education on an ongoing basis; and
■our Board and its committees will conduct annual evaluation processes to determine whether they are functioning effectively.

Our Board periodically reviews the Guidelines and updates them as appropriate. Printed copies of our Guidelines are available to any stockholder upon request to the Corporate Secretary, at the address specified below under "Stockholder Communication with Directors."
Board Leadership Structure
We have consistently separated the roles of Chief Executive Officer ("CEO") and Board Chair in recognition of the differences between the two roles. In making this determination, the WBD Board considered our leadership structure and noted that the CEO is responsible for setting WBD’s strategic direction, providing leadership and driving the performance of the Company, while the Board Chair provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board. In light of the leadership experience and management expertise of Mr. Di Piazza and the dynamic leadership of David M. Zaslav, our CEO, our Board believes that this structure continues to be appropriate for Warner Bros. Discovery.

2026 PROXY STATEMENT	29

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Independence
It is our policy that a majority of the members of our Board be independent. For a director to be deemed independent, a director must be independent as determined under Rule 5605(a)(2) of the Nasdaq Global Select Market Rules ("Nasdaq Rules") and, in the Board’s judgment, the director must not have a relationship with Warner Bros. Discovery that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board considered the relationships and affiliations of each director to determine his or her independence. Our Board has affirmatively determined that each director who served on the Board during 2025 and each director nominee, other than Mr. Zaslav, is independent under the Nasdaq Rules and the Guidelines. Our Board specifically considered the relationships and positions of certain directors or former directors with large distributors, including Charter Communications, Inc., Liberty Global Ltd. and Liberty Broadband Corporation, and concluded that these relationships do not interfere with the directors’ independence.
The Nasdaq Rules impose additional requirements for members of key committees, requiring that, subject to specified exceptions,
■each member of a listed company’s audit, compensation and nominations committees must be independent;
■audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and
■compensation committee members must also satisfy the additional independence criteria set forth in Rule 5605(d)(2)(A) of the Nasdaq Rules.
In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board, or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the listed company, other than for board service; or (2) be an affiliated person of the listed company. In order to be considered independent for purposes of Rule 5605(d)(2)(A) of the Nasdaq Rules, a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the listed company, other than for board service; or (2) be an affiliated person of the listed company.
In light of the Nasdaq Rules regarding committee service, our Board evaluated each current member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and each member who served on such committees during 2025, and determined that each individual would constitute an independent director pursuant to all applicable Nasdaq Rules and the Guidelines. In addition, each member of the Audit Committee also meets the additional standards for Audit Committee members established by the SEC in Rule 10A-3 of the Exchange Act, and each member of the Compensation Committee meets the additional standards in Rule 5605(d)(2)(A) of the Nasdaq Rules and also qualifies as a "Non-Employee Director" as defined in Rule 16b-3 of the Exchange Act.
Director Nomination Process
The Nominating and Corporate Governance Committee is responsible for recommending director nominees to the Board, including the slate of nominees to be proposed for election by stockholders at our annual meeting of stockholders, and for reviewing proposals for nominations from stockholders that are submitted in accordance with the procedures summarized below.
The Nominating and Corporate Governance Committee has the authority to employ a variety of methods for identifying and evaluating potential Board nominees. Candidates for vacancies on the Board may come to the attention of the committee through several different means, including recommendations from Board members, senior management, professional search firms, stockholder nominations and other sources.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
In considering whether to recommend any particular candidate as a nominee to the Board or for inclusion in the Board’s slate of director nominees, the Nominating and Corporate Governance Committee considers the candidate’s ability to meet the independence standards established by the Nasdaq Rules and also applies the criteria set forth in our Guidelines. The Nominating and Corporate Governance Committee does not assign specific weights to any particular criteria and no particular criterion is a prerequisite for each prospective nominee. Under our Guidelines, a nominee:

■should have a reputation for integrity, honesty and adherence to high ethical standards;
■should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;
■should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
■should understand the sometimes-conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, regulatory authorities, creditors and the general public, and should act in the interests of all stockholders; and
■shall not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

The Guidelines also provide that directors shall be selected on the basis of talent and experience. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that Board members represent diverse viewpoints, experiences and skills. Experience in business, finance and government and in media, entertainment and other areas relevant to our industry and activities are also factors in the selection process.
The Nominating and Corporate Governance Committee considers all nominations submitted by stockholders that meet the eligibility requirements outlined in our Bylaws. As required by our Bylaws, stockholder nominations of candidates for election as directors must be submitted in writing to the Corporate Secretary, Warner Bros. Discovery, Inc., 230 Park Avenue South, New York, New York 10003, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. The deadline for stockholder nominations of candidates for election as directors at the 2026 Annual Meeting was March 4, 2026. We do not have any stockholder nominations of candidates for election as directors for the 2026 Annual Meeting. For information on what must be included in the written notice to nominate a candidate for election at the 2027 Annual Meeting, see "Submission of Stockholder Proposals for 2027 Annual Meeting" on page 112. Nominations submitted by stockholders for election to the Board will be evaluated by the Nominating and Corporate Governance Committee based on the criteria specified above and using the same process as a nominee recommended by the Board or management.
Chair Emeritus
Dr. John C. Malone served as a director of WBD (and its predecessor entities) from 2008 until his retirement from our Board at the 2025 Annual Meeting of Stockholders. Dr. Malone’s pivotal role in the cable television industry since its inception has solidified his standing as one of the preeminent figures in the media and telecommunications industry. In recognition of Dr. Malone’s service to the Company and his continued interest in contributing to and supporting the Company with his counsel, the Board designated Dr. Malone as Chair Emeritus of the Board, effective following the 2025 Annual Meeting of Stockholders. As Chair Emeritus, Dr. Malone attends Board meetings and provides strategic counsel and support to the Board and management, ensuring that our stockholders continue to benefit from his breadth of industry knowledge, sophisticated problem solving, and risk assessment skills. Dr. Malone, as Chair Emeritus, is entitled to attend Board meetings in an advisory capacity, but he does not vote on Board matters.

2026 PROXY STATEMENT	31

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Evaluations of Board Performance
The Nominating and Corporate Governance Committee leads periodic evaluations of Board and committee performance. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures.
The Board and its committees also periodically review our key governance documents, including the Bylaws, Guidelines and each standing committee charter, and recommend changes as necessary or desirable.
Transactions with Related Persons
Our current written policies and procedures for the review, approval or ratification of related person transactions and other conflict of interest matters are based on our Guidelines and our Code of Ethics, which apply to all directors, officers and employees of WBD. Among other things, our Guidelines provide that when a director has an actual or potential conflict of interest, the director should promptly inform the Chief Executive Officer, the Chief Legal Officer and the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, or another independent committee of the Board designated by the Board, will resolve any conflict of interest involving a director, the Chief Executive Officer or any other executive officer. No related person transaction may be effected by WBD without the approval of the Nominating and Corporate Governance Committee or another independent committee designated by the Board. For purposes of our Guidelines, a "related person transaction" refers to any transaction which WBD would be required to disclose pursuant to Item 404 of Regulation S-K.
In evaluating potential related person transactions, the Nominating and Corporate Governance Committee considers:

■the nature of the related person’s interest in the transaction;
■the approximate total dollar value of, and extent of the related person’s interest in, the transaction;
■whether the transaction would be undertaken in our ordinary course of business;
■whether the transaction is proposed to be entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party; and
■the purpose of, and potential benefits to the Company of, the transaction.

In the ordinary course of business during 2025, we were a party to certain business transactions with institutions affiliated with members of our Board. Management believes, and the Nominating and Corporate Governance Committee concurred, that the terms and conditions of the transactions were no more and no less favorable to us than the terms of similar transactions with unaffiliated institutions to which we are, or expect to be, a party. Those transactions that are required to be disclosed under rules promulgated by the SEC are described below.
We have a commercial business relationship with SoFi Technologies, Inc. (or its predecessor, Social Finance, Inc.) (“SoFi”), where Anthony J. Noto, a member of our Board, serves as chief executive officer. From time to time, SoFi purchases advertising on our platforms, on customary rates and terms. During 2025, we received approximately $20 million in revenue from SoFi.
We have a commercial business relationship with Angi, Inc. ("Angi"), where Joseph M. Levin, a member of our Board, serves as executive chairman. From time to time, Angi purchases advertising on our platforms, on customary rates and terms. During 2025, we received approximately $900,000 in revenue from Angi.
We have a commercial business relationship with Wiz, Inc. ("Wiz"), where Fazal F. Merchant, a member of our Board, serves as president and chief financial officer. From time to time, we purchase cybersecurity software as a service from Wiz, on customary rates and terms. During 2025, we paid approximately $2.4 million to Wiz.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
The daughter of David M. Zaslav, our CEO, was employed by us during 2025 as a producer for CNN. She has served in this position since 2019, prior to the closing of the WarnerMedia Transaction in 2022. Her total compensation in fiscal year 2025 exceeded the $120,000 reporting threshold. The compensation she received was consistent with the level and type of compensation provided to other employees in similar positions.
The daughter of Debra L. Lee, a member of our Board, was engaged by us during 2025 as a writer and producer for a television program produced by Warner Bros. Television. Her total compensation in fiscal year 2025 exceeded the $120,000 reporting threshold. The compensation she received was based on the Writers Guild of America fee scale and was consistent with the amount of compensation provided to other writers and producers in similar positions.
Board Role in Risk Oversight
The Board has overall responsibility for overseeing risk management at WBD and has delegated functional oversight for certain risks to each of the three standing Board committees, as highlighted in the chart below. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed about such risks through committee reports and other presentations. Senior management is responsible for developing and implementing the Company’s financial and strategic plans and identifying, evaluating, managing, and mitigating the risks inherent in those plans. Our Board is responsible for overseeing those plans, the associated risks, and the steps that senior management is taking to manage and mitigate risks.
In order to assess key risks, challenges and opportunities, we maintain a customized enterprise risk management program, which considers financial, operational, regulatory, reputational, extended enterprise, strategic, technological and talent risks. The Audit Committee oversees this enterprise risk management program. Our Chief Audit and Risk Officer primarily leads the development and assessment of enterprise risk management processes and policies, including identifying, assessing and reporting on risks. Our Chief Audit and Risk Officer and other members of our senior management provide updates to the Audit Committee on the enterprise risk management program.

Board of Directors
■has an active role, as a whole and at the committee level, in overseeing risk management
■regularly discusses with senior management the Company's competitive positioning, long term strategic plans and key priorities
■oversees management succession planning

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
■financial reporting ■internal controls ■cybersecurity and information technology ■data privacy ■sustainability reporting and disclosures ■compliance and ethics	■incentive compensation plans ■CEO and other executive officer compensation ■other employee benefit and compensation arrangements	■corporate governance ■Board composition, independence and potential conflicts of interest ■social impact and environmental sustainability initiatives and strategies ■director succession planning

2026 PROXY STATEMENT	33

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Board Role in Human Capital Management
Our Board believes that effective talent development and human capital management are important to WBD’s continued success. Our Board is involved in leadership development and oversees succession planning. Our Board conducts at least one meeting each year at which the Board reviews the Company’s talent strategies, leadership pipeline and succession plans for key executive positions. Our Nominating and Corporate Governance Committee oversees the process of succession planning and our Compensation Committee implements programs to retain and motivate key talent.
Director Orientation and Continuing Education
WBD provides a robust director orientation program. This orientation program includes a thorough review of background material and meetings with senior management. The orientation allows new directors to become familiar with our business and strategic plans; significant financial matters; core values, including ethics, compliance programs and corporate governance practices; and other key policies and practices.
We encourage the participation of all Board members in continuing education programs, at the expense of the Company, that are relevant to the business and affairs of the Company and the fulfillment of the directors’ responsibilities as members of our Board and its committees.
Code of Ethics
We have a Code of Ethics (the "Code") that is applicable to all of our directors, officers and employees. Our Board reviews the Code regularly and most recently approved an updated Code in January 2023. The Code, and any amendments or waivers that would be required to be disclosed under SEC rules, are posted to the Investor Relations section of our corporate website at ir.wbd.com. Printed copies of the Code are also available without charge upon request to the Corporate Secretary at the address specified below under "Stockholder Communication with Directors."
Stockholder Communication with Directors
Warner Bros. Discovery’s stockholders may send communications to the Board or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Corporate Secretary, Warner Bros. Discovery, Inc., 230 Park Avenue South, New York, New York 10003 or by email to CorporateSecretary@wbd.com. Our Corporate Secretary receives and processes all communications and will refer relevant and appropriate communications to our Board Chair. Depending upon the nature of the concern, it may be referred to our Corporate Audit Department, Legal Department, Finance Department, or other appropriate departments. Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate, with advice and assistance from the Chief Legal Officer.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Board Meetings and Committees
Director Attendance at Board and Annual Meetings
Directors meet their responsibilities by preparing for and attending Board and committee meetings, and through communication with our Board Chair, our Chief Executive Officer and other members of management on matters affecting the Company. During 2025, our Board of Directors and its committees held 65 meetings. All incumbent directors who served on the Board during 2025 attended at least 75% of the scheduled Board meetings (held during the period for which they were a director) and meetings held by committees of which they were a member (held during the period for which they were a member). Our Board encourages all members to attend each annual meeting of stockholders. All directors who were members of the Board at the time of the 2025 Annual Meeting attended the 2025 Annual Meeting.
Board Committee Structure
Our Board has established three standing committees as of the record date: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of these standing committees has a charter that is reviewed at least annually by that committee. Proposed changes to the charter of any of these committees are approved by the Board. The committee charters are available in the corporate governance section of our Investor Relations website at ir.wbd.com.
Information regarding membership in the standing committees as of the date of this proxy statement, the number of meetings held by each in 2025, the principal responsibilities of the standing committees, and other relevant information are described in the tables that follow. The Board, by resolution, may from time to time establish certain other committees of the Board, consisting of one or more of the directors of WBD. Any committee so established will have the powers delegated to it by resolution of the Board, subject to applicable law.

Audit Committee
CHAIR	MEMBERS					MEETINGS IN 2025: 6	REPORT The Audit Committee report appears on page 45 of this proxy statement.
Paula A. Price	Samuel A. Di Piazza, Jr.	Anton J. Levy	Kenneth W. Lowe	Fazal F. Merchant	Daniel E. Sanchez

Primary Responsibilities
The Audit Committee is responsible for appointing or replacing our independent registered public accounting firm (the "audit firm"). The Audit Committee annually evaluates the performance of our audit firm, including the senior engagement team, and determines whether to reengage the current audit firm or consider other firms. The Audit Committee is involved in the selection of the lead engagement partner whenever a rotational change is required, normally every five years, or for any other reason. PwC has served as our audit firm since September 17, 2008.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Factors considered by the Audit Committee in determining whether to retain the audit firm include:
■The audit firm’s capabilities to handle the breadth and complexity of our global operations;
■The audit firm’s technical expertise and knowledge of our industry and global operations;
■The quality and candor of the audit firm’s communications with the Audit Committee and management;
■The audit firm’s independence;
■The quality and efficiency of the services provided by the audit firm, including input from management on the audit firm’s performance, how effectively the audit firm demonstrated its independent judgment, objectivity and professional skepticism, and external data on the audit quality and performance including Public Company Accounting Oversight Board reports on the audit firm and its peers;
■The appropriateness of the audit firm’s fees; and
■The audit firm’s tenure as our independent auditor, including the benefits of the tenure, and the controls and processes in place (such as rotation of key partners) that help ensure the audit firm’s independence in the face of such tenure.
Additional Audit Committee responsibilities include:
■reviewing and approving in advance the scope of, and fees for, our annual audit and reviewing the results of our audits with our audit firm (see "Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm" for further information);
■reviewing and approving in advance the scope of, and the fees for, non-audit services of our audit firm (see "Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm" for further information);
■reviewing our audited financial statements with our management and audit firm and making recommendations regarding inclusion of such audited financial statements in certain of our public filings;
■overseeing the performance of services by our audit firm, including holding quarterly meetings to review the quarterly written communications of our audit firm; discussing with our audit firm issues regarding the ability of our audit firm to perform such services; obtaining, annually, a written report from our audit firm addressing internal controls; reviewing with our audit firm any audit-related problems or difficulties and the response of our management; and addressing other general oversight issues;
■reviewing compliance with, and the adequacy of, our existing major accounting and financial reporting policies;
■overseeing the implementation and maintenance of an internal audit function; periodically reviewing the results and findings of the internal audit function; and coordinating with management to ensure that the issues associated with such results and findings are addressed;
■reviewing and discussing our cybersecurity and information technology policies and risks and how we are identifying, assessing and mitigating such risks;
■reviewing and discussing our data privacy policies and compliance with data privacy legislation in the jurisdictions and countries where we do business;
■establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission by employees of concerns;
■reviewing and discussing any reports concerning material violations submitted by our internal attorneys or outside counsel;
■reviewing and overseeing compliance with, and establishing procedures for, the treatment of alleged violations of the Code; and
■periodically reviewing with senior management the Company's key public disclosures on environmental sustainability and social impact matters, and the adequacy and effectiveness of applicable internal reporting and controls related to such disclosures.
Financial Expertise
The Board has determined that Paula A. Price, Samuel A. Di Piazza, Jr., Anton J. Levy, Kenneth W. Lowe and Fazal F. Merchant each qualify as an "Audit Committee Financial Expert" as defined under SEC rules.

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Compensation Committee
CHAIR	MEMBERS				MEETINGS IN 2025: 23	REPORT The Compensation Committee report appears on page 79 of this proxy statement.
Paul A. Gould	Richard W. Fisher	Debra L. Lee	Kenneth W. Lowe	Geoffrey Y. Yang

Primary Responsibilities
■determining our CEO’s compensation, including evaluating our CEO and reviewing and approving corporate goals and objectives relevant to our CEO’s compensation;
■reviewing and approving all forms of compensation to our named executive officers and other executive officers;
■reviewing and making recommendations to the Board on stock compensation arrangements for all employees;
■reviewing and making recommendations to the Board for compensation of non-employee directors for their service on the Board and its committees;
■overseeing the structure of employee benefit programs and other compensation programs;
■reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included beginning on page 46 of this proxy statement; and
■conducting an annual assessment of the independence of any outside advisor it chooses to retain.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee and no one who served on the Compensation Committee during 2025, is a current or former officer, or during 2025 was an employee, of Warner Bros. Discovery or any of its subsidiaries. None of WBD's executive officers serves or, during 2025, served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity whose executive officers served as one of our directors or a member of our Compensation Committee.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices

Nominating and Corporate Governance Committee
CHAIR	MEMBERS					MEETINGS IN 2025: 8
Joseph M. Levin	Richard W. Fisher	Paul A. Gould	Anton J. Levy	Fazal F. Merchant	Anthony J. Noto

Primary Responsibilities
■overseeing corporate governance matters generally, including reviewing and recommending changes to our Guidelines, and the independence standards and qualifications for Board membership set forth in our Guidelines;
■overseeing the annual evaluation of the performance of our Board and each of its committees;
■identifying individuals qualified to be members of our Board and recommending Board nominees;
■reviewing and making recommendations concerning the independence of Board members;
■reviewing and approving related person transactions;
■reviewing the membership qualifications of Board members under our Guidelines;
■reviewing and making recommendations concerning membership on Board committees and on committee structure and responsibilities; and
■overseeing and monitoring the Company’s strategy, policies, commitments, and initiatives with respect to environmental sustainability and social impact matters.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Director Compensation
The Compensation Committee reviews compensation for our non-employee directors and recommends any changes to such compensation to the full Board for approval. The components of our non-employee director compensation are cash fees and equity awards. The Board believes that appropriate compensation levels help attract and retain superior candidates for Board service and that director compensation should be weighted toward equity-based compensation to enhance alignment with the interests of our stockholders. Employee directors do not receive any compensation for their Board service. Currently, Mr. Zaslav is the only director who is also a Company employee.
2025 Director Compensation Program
The following tables show the cash and equity compensation that was in effect in 2025.

Board Service Compensation
Annual Cash Retainer
Board Chair	$280,000
Board Member	$105,000
Annual Equity Grant (Restricted Stock Units)
Board Chair	$240,000
Board Member	$240,000

Committee Service Compensation
Annual Cash Retainer
Audit Committee Chair	$40,000
Audit Committee Member	$20,000
Compensation Committee Chair	$35,000
Compensation Committee Member	$20,000
Nominating and Corporate Governance Committee Chair	$25,000
Nominating and Corporate Governance Committee Member	$10,000
Changes to Director Compensation Program for 2025
In December 2024, after reviewing non-employee director compensation at our peer group companies and in consultation with its independent compensation consultant, the Compensation Committee recommended, and the Board subsequently approved, changes to the director compensation program for 2025 to reduce the annual cash retainers for Board service by $20,000 and to increase the amount of the annual equity grant by $20,000. This change was made to further align our director compensation program with stockholder interests. No changes were made to the retainers for Committee service. Those changes are reflected above.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Cash Compensation
Cash compensation for non-employee directors consists solely of the annual cash retainers described above. Annual cash retainers are paid in quarterly installments. The cash retainer paid to non-employee directors who are elected or appointed mid-year is prorated based on the quarter in which they join the Board or applicable committee.
Non-employee directors may elect to receive shares of our common stock in lieu of their cash retainer (or any portion thereof). If a director so elects, such shares of common stock are issued each quarter at the same time such cash retainer would have been paid. The number of shares of common stock received in lieu of cash is calculated by dividing the dollar amount of the applicable cash retainer by the closing price of our common stock on the date of issuance. In 2025, Mr. Noto made this election.
Equity Compensation
Non-employee directors receive stock-based compensation under our 2005 Non-Employee Director Incentive Plan (the "Director Incentive Plan") as it may be amended from time to time. Our Board determined for 2025 that the equity grants to directors should consist solely of restricted stock units ("RSUs") of common stock. Annual equity grants for 2025 were made on June 3, 2025. Equity awards for directors who are elected or appointed after the most recent annual stockholders’ meeting are prorated based on when they join the Board. The number of RSUs is calculated by dividing the dollar amount of the grant by the closing price of our common stock on the last business day prior to the grant date. Our Board has implemented a cap of $750,000 on individual director annual equity award grant date value. RSUs granted in 2025 will vest 100% on the earlier of the one-year anniversary of the grant date and the date of the 2026 Annual Meeting, assuming continued service to such date of vesting. The RSUs granted to our directors do not include the right to receive cash dividends.
Deferred Compensation
The Company maintains the Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan (the "Deferral Plan"), a non-qualified deferred compensation plan, which allows each non-employee director to elect to defer up to 100% of his or her cash compensation with respect to a specific calendar year in which the non-employee director will receive such compensation (the "Plan Year"). In addition, under the Director Incentive Plan, each non-employee director may elect to defer up to 100% of his or her equity compensation with respect to the Plan Year. Any such election must be made by the non-employee director prior to the beginning of the Plan Year by executing a deferral agreement specifying the time and form of payment for amounts deferred for such Plan Year. The deferral agreement becomes irrevocable at the end of the period preceding the Plan Year. Non-employee directors who elect to defer any portion of their cash compensation have the ability to invest such deferred amounts by selecting from a range of investment crediting options available under the Deferral Plan, including an option to invest in notional shares of WBD stock which settle in shares of stock at distribution. Messrs. Di Piazza, Gould and Levin and Ms. Price elected to defer receipt of their respective cash retainers payable to them during 2025. Mr. Di Piazza and Ms. Price elected to invest their respective deferred cash retainers in notional shares of WBD stock. Messrs. Di Piazza, Gould, Levin, Levy and Yang and Mmes. Lee and Price elected to defer the settlement of their respective annual RSU grants made in 2025.
Other Director Compensation Matters
We do not have any pension or retirement plans for our non-employee directors. Non-employee directors are reimbursed for out-of-pocket costs for attending each meeting of the Board or any Board committee of which they are a member, including airfare, whether by commercial or private aircraft. Under the Guidelines, the Company encourages the participation of all directors in continuing education programs, at the Company’s expense, that are relevant to the business and affairs of the Company and the fulfillment of the directors’ responsibilities as members of the Board and its committees.

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The Company provides a charitable contribution matching program through which we match contributions made by our non-employee directors to eligible charitable organizations up to a maximum of $20,000 for each director per fiscal year. In order to be matched, the contribution must be tax-deductible by the Company. The program is designed to match contributions to educational, arts and cultural institutions that have been approved by the Internal Revenue Service as tax-exempt institutions to which contributions are deductible for federal income tax purposes. Certain types of contributions and institutions would not be eligible for matching, such as tuition payments, contributions made to family foundations or other charitable foundations or organizations that are affiliated with a non-employee director, or membership or alumni association dues. Matching contributions under this program are included below in the 2025 Director Compensation Tables under the "All Other Compensation" column.
Board of Directors Stock Ownership Policy
Our Board maintains a stock ownership policy that requires each director to hold a specified amount of our stock, calculated as a multiple of five times the then-current annual cash retainer for Board service, exclusive of any additional retainer with respect to committee or other service. Each director is required to reach the stock holding target within five years after joining the Board. Our Board determined that any shares of our stock beneficially owned by the director, as well as unvested awards of RSUs and deferred stock awards, but not shares underlying stock options, would be counted for purposes of meeting the stock holding target. Once a director meets the target, the director is expected to maintain holdings at the target for as long as he or she remains a Board member. Our Board may take any appropriate action to support the intent of the policy, including requiring a director to retain a percentage of shares pursuant to stock option exercises or vesting events in future years. All directors serving on the Board at December 31, 2025 had reached and maintained the stock holding target or were on track to do so.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
2025 Director Compensation Tables
The following tables summarize the compensation provided to all persons who served as non-employee directors during 2025.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
L. Chen	28,750	(2)	—		—		28,750
S. Di Piazza	300,000	(3)	238,590	(5)	—		538,590
R. Fisher	135,000		238,560		20,000	(9)	393,560
P. Gould	150,000		238,560		—		388,560
D. Lee	125,000		238,560		—		363,560
J. Levin	126,250	(2)	345,616	(6)	—		471,866
A. Levy	101,250	(2)	238,560		—		339,810
K. Lowe	145,000		238,560		—		383,560
J. Malone	65,000	(2)	—		—		65,000
F. Merchant	135,000		238,560		—		373,560
A. Noto	115,000	(2) (4)	345,663	(6) (7)	—		460,663
P. Price	145,000	(3)	238,611	(8)	20,000	(10)	403,611
D. Sanchez	125,000		238,560		—		363,560
G. Yang	125,000		238,560		—		363,560
(1)The aggregate grant date fair value of the RSU awards made to non-employee directors in 2025 was $3,076,832, as calculated in accordance with FASB ASC Topic 718. At December 31, 2025, the non-employee directors held unvested RSUs as follows:

Name	Unvested RSUs
S. Di Piazza	24,000
R. Fisher	24,000
P. Gould	24,000
D. Lee	24,000
J. Levin	24,000
A. Levy	24,000
K. Lowe	24,000
F. Merchant	24,000
A. Noto	24,000
P. Price	24,000
D. Sanchez	24,000
G. Yang	24,000
(2)For non-employee directors that either joined or retired from the Board during 2025, the annual cash retainer was prorated based on their dates of service commencement or retirement, as applicable. Ms. Chen and Mr. Malone retired from the Board effective January 31, 2025 and June 2, 2025, respectively. Messrs. Noto, Levin and Levy joined the Board effective January 8, 2025, February 1, 2025 and June 2, 2025, respectively.
(3)Elected to defer 100% of cash retainer payments for 2025 and invest such amounts in notional shares of WBD stock under the Deferral Plan, which will result in distribution to each such director at the time of settlement of the following number of WBD shares: 20,077 for Mr. Di Piazza and 9,706 for Ms. Price.
(4)Mr. Noto elected to receive shares of common stock in lieu of his cash retainer.
(5)Includes $30 which reflects the amount by which the aggregate value of notional shares received in lieu of cash retainer was higher than the aggregate amount of the cash retainer forgone by Mr. Di Piazza.
(6)Includes an additional grant of RSU awards made in 2025 and prorated to reflect the service of Messrs. Noto and Levin on the Board from their start date in 2025 through June 2, 2025.
(7)Includes $47 which reflects the amount by which the aggregate value of shares received in lieu of cash retainer was higher than the aggregate amount of the cash retainer forgone by Mr. Noto.
(8)Includes $51 which reflects the amount by which the aggregate value of notional shares received in lieu of cash retainer was higher than the aggregate amount of the cash retainer foregone by Ms. Price.
(9)Reflects a matching charitable contribution made by the Company on behalf of Mr. Fisher.
(10)Reflects a matching charitable contribution made by the Company on behalf of Ms. Price.

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Audit Matters

Proposal Two Ratification of Appointment of Independent Registered Public Accounting Firm

The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" the ratification of the appointment of PwC as Warner Bros. Discovery’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

As provided in its charter, the Audit Committee appoints our independent registered public accounting firm, reviews the scope of the annual audit and pre-approves all audit and non-audit services permitted under applicable law to be performed by the independent registered public accounting firm. The Audit Committee has evaluated the performance of PwC and has re-appointed them as our independent registered public accounting firm for the 2026 fiscal year. You are requested to ratify the Audit Committee’s appointment of PwC. Representatives of PwC are expected to attend the virtual 2026 Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders present at the meeting. Unless stockholders specify otherwise in their proxy, proxies solicited by the Board will be voted by the proxy holders at the 2026 Annual Meeting to ratify the appointment of PwC as our independent registered public accounting firm for the 2026 fiscal year. The affirmative vote of a majority of the outstanding shares of common stock present virtually or represented by proxy at the meeting and entitled to vote at the 2026 Annual Meeting on this proposal is required for ratification.
Even if the selection of PwC is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interests of the Company and its stockholders. In the event WBD stockholders fail to ratify the appointment of PwC, the Audit Committee will take this into consideration regarding the selection of another independent registered public accounting firm.

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Audit Firm Fees and Services

	2025	2024
Audit fees(1)	$25,896,615	$26,231,000
Audit related fees(2)	10,591,317	85,730
Tax fees(3)	855,072	1,020,500
All other fees(4)	3,825	7,725
Total fees	$37,346,829	$27,344,955
(1)Audit fees include fees for the audit of the consolidated financial statements of Warner Bros. Discovery and statutory audits for certain of Warner Bros. Discovery’s foreign subsidiaries and joint ventures as well as fees for services provided in connection with securities and debt offerings.
(2)Audit-related fees include attestation services not required by statute or regulation. In 2025, audit-related fees also included services related to the preparation of audited carve-out financial statements for the proposed separation transactions.
(3)Tax fees consist of tax compliance, transfer pricing and other tax consulting services. Tax compliance services relate to preparation or review of tax returns, including corporate income tax, indirect tax, withholding tax, payroll tax and expatriate and individual tax services. Transfer pricing services relate to advice and assistance with respect to transfer pricing matters, including the preparation of reports used to comply with taxing authority documentation requirements. Other tax consulting services relate to tax planning, assistance with tax audit defense, and tax advice related to acquisitions and structure.
(4)Other fees consist of training sessions and certain membership fees for accounting and industry reference materials.
The Audit Committee has considered whether the provision of services by PwC to WBD, other than auditing, is compatible with PwC maintaining its independence and believes that the provision of such other services is compatible with PwC maintaining its independence.
Audit Committee Pre-Approval Procedures
The Audit Committee has procedures for the pre-approval of all audit and permissible non-audit services provided by WBD’s independent registered public accounting firm. In accordance with its procedures, the Audit Committee has approved the engagement of WBD's independent registered public accounting firm to provide the following services (all of which are collectively referred to as "pre-approved services"):
■audit services, including (i) financial audits of WBD and its subsidiaries and (ii) services associated with WBD’s periodic reports, registration statements and other documents filed or issued in connection with securities offerings (including comfort letters and consents);
■audit-related services, including (i) due diligence services, (ii) financial audits of employee benefit plans, (iii) attestation services not required by statute or regulation, (iv) attestation and other services relating to reporting under the Corporate Sustainability Reporting Directive, (v) certain audits incremental to the audit of WBD’s consolidated financial statements; (vi) closing balance sheet audits related to dispositions; and (vii) consultations with management as to accounting or reporting of transactions; and
■tax services, including federal, state, local and international tax planning, compliance and review services and tax due diligence and advice regarding mergers and acquisitions.
Any engagement of WBD’s independent registered public accounting firm for services other than the pre-approved services requires the specific approval of the Audit Committee. In 2025, the Audit Committee delegated authority to the Chair of the Audit Committee to approve up to $250,000 of audit, audit-related, tax or permitted non-audit services per transaction, subject to the subsequent disclosure to the entire Audit Committee of the granting of any such approval. All audit, audit-related tax and permitted non-audit services provided by PwC in 2025 were approved by the Audit Committee or its Chair.
WBD prohibits the engagement of its independent registered public accounting firm to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

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Audit Committee Report
Each member of the Audit Committee is an independent director as determined by the Board, based on the Nasdaq Rules and the criteria of director independence adopted by the Board. Each member of the Audit Committee also satisfies the SEC’s independence requirements for members of audit committees.
The Audit Committee reviews WBD’s financial reporting process on behalf of the Board. A description of the responsibilities of the Audit Committee is set forth above under the caption "Corporate Governance—Board Meetings and Committees—Board Committee Structure—Audit Committee."
PwC, WBD’s registered public accounting firm for 2025, is responsible for expressing opinions on the conformity of WBD’s audited consolidated financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and PwC WBD’s most recent audited consolidated financial statements. The Audit Committee has also discussed with PwC various communications that the Company’s registered public accounting firm is required to provide to the Audit Committee, including matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.
The Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB and the SEC and has discussed with PwC their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in WBD’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on February 27, 2026 with the SEC.
This report is respectfully submitted by the members of the Audit Committee of the Board.
Paula A. Price, Chair
Samuel A. Di Piazza, Jr.
Anton J. Levy
Kenneth W. Lowe
Fazal F. Merchant
Daniel E. Sanchez

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Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis ("CD&A") analyzes and discusses our executive compensation programs and provides information about the compensation we paid to our CEO, Chief Financial Officer ("CFO"), and the three other most highly compensated executive officers who were serving as executive officers at fiscal year-end (December 31, 2025) (collectively with the CEO and CFO, the "Named Executive Officers" or "NEOs"). The Compensation Committee (referred to in this CD&A as the "Committee") of the Board oversees all aspects of NEO compensation.
Our NEOs for 2025 are:

David M. Zaslav President and Chief Executive Officer	Gunnar Wiedenfels Chief Financial Officer	Priya R. Aiyar Chief Legal Officer	Bruce L. Campbell Chief Revenue and Strategy Officer	Jean-Briac Perrette President and CEO, Global Streaming and Games
Compensation Philosophy and Practices
Compensation Philosophy
Our compensation philosophy is to pay for performance, encourage excellence, retain our high-performing executive talent across the blended organization and reward executives who deliver.

Our executive compensation programs are designed to implement our pay-for-performance compensation philosophy, as follows:
■Align Interests: ensure a strong alignment of the interests of our stockholders and employees;
■Pay for Performance: design incentives that are earned in line with short-term and long-term performance;
■Reward Competitively: pay competitively, across salary grades and geographies; and
■Attract and Retain World-Class Talent: retain high-performing individuals whose actions create long-term stockholder value.

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NEO Target Compensation Mix
The Committee has designed the executive compensation program based on our compensation philosophy with a significant majority of target total direct compensation for each NEO delivered in performance-based pay. The charts below for fiscal year 2025 demonstrate the balance between cash and equity compensation, and annual and long-term incentive awards, underscored by all pay elements other than base salary being at risk. The graphs below show target total direct compensation for our NEOs and do not reflect any special equity grants or one-time awards that were made in 2025, as further described in this CD&A.

CEO Target Compensation Mix	Other NEOs Target Compensation Mix
Executive Summary: 2025 Compensation
2025 Performance Highlights
2025 marked a significant year for WBD as we made meaningful progress in delivering on our commitment to return our Studios to industry leadership, scale HBO Max globally, and optimize our Global Linear Networks.
■Our Studios segment finished 2025 with $2.55 billion in Adjusted EBITDA, a 54% year-over-year increase, exceeding our guidance and demonstrating healthy progress toward our target of at least $3 billion in Adjusted EBITDA.
■In 2025, nine of our films opened #1 at the box office, our titles held the top spot for 16 weekends globally and we finished the year with more than $4 billion at the global box office and 11 Academy Awards®.
■We were also the first studio in Hollywood's history to open seven consecutive movies above $40 million at the domestic box office.
■Our Streaming segment generated $1.37 billion in Adjusted EBITDA, exceeding our guidance and more than doubling year-over-year.
■Our Streaming segment added nearly 15 million net subscribers and finished the year with nearly 132 million subscribers(1), surpassing the 130 million target we established in August 2022.
■In 2025, our Global Linear Networks portfolio commanded a monthly average of over 140 million total viewers and delivered 17 of the 25 highest-rated unscripted freshman or limited series among Adults 25- 54.
■CNN, a leading global news brand, launched CNN All Access, giving audiences the ability to access a combination of on-air CNN content, news coverage, and exclusive programming directly on CNN's apps and websites.
(1)Please see Appendix A for the definition of "subscribers."

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Actions to Unlock Stockholder Value
During 2025, WBD's Board and management team executed a series of steps to unlock value for our stockholders. The foundation for these actions was laid in December 2024, when we announced plans to implement a new corporate structure consisting of two operating divisions — Global Linear Networks and Streaming and Studios — with the goal of enhancing strategic flexibility and creating potential opportunities to unlock stockholder value. In January 2025, we completed certain transactions to facilitate the movement of our entities and assets to better align with the two new operating divisions. In June 2025, we announced plans to separate WBD into two publicly traded companies (the "separation"), consisting of our Streaming and Studios business ("Warner Bros.") and our Global Linear Networks business ("Discovery Global").
In October 2025, we announced that our Board would evaluate a broad range of strategic options, including continuing to advance the separation of WBD, a transaction for the entire company or separate transactions for Warner Bros. and/or Discovery Global, as well as an alternative separation structure that would enable a merger of Warner Bros. and a spin-off of Discovery Global. On February 27, 2026, upon the unanimous approval of the Board, WBD entered into a merger agreement with Paramount pursuant to which Paramount agreed to acquire WBD, subject to the terms and conditions therein. Upon completion of the Paramount merger, WBD stockholders will receive $31.00 per share (plus any applicable ticking fee). On April 23, 2026, the stockholders of WBD voted to approve the Paramount merger. Completion of the Paramount merger remains subject to receipt of required regulatory approvals and the satisfaction of other customary closing conditions. We expect the Paramount merger will be completed in the third quarter of 2026. For additional information related to the Paramount merger, please refer to WBD's definitive proxy statement and information included in our other filings with the SEC.
These actions taken by the WBD Board and management team resulted in significant value to our stockholders, including a 164% increase in our stock price from the beginning of 2025 to the time of signing the merger agreement with Paramount, and consideration of $31.00 per share (plus any applicable ticking fee) from Paramount, representing a 147% premium to WBD's unaffected closing stock price of $12.54 on September 10, 2025.
Certain of the Committee’s actions in 2025 were designed to support retention and incentivize our pursuit of other strategic options. Although the separation was not completed and the Paramount merger was subsequently approved, certain of these compensation actions remain in effect, as described in further detail in this CD&A.
Executive Compensation Program Updates
Since the closing of the WarnerMedia Transaction in 2022, the Committee has been focused on ensuring that the evolution of our compensation program is aligned with the Company’s strategic goals, and has worked to reengineer compensation arrangements and programs that were put in place at or prior to the time of the closing of the WarnerMedia Transaction in 2022. We have consistently engaged in extensive stockholder outreach to elicit feedback, annually reviewed pay practices at peer companies with the assistance of the Committee's independent compensation consultant, and continued to transform our compensation program with a series of changes implemented in 2024, 2025 and 2026.
2025 Compensation Actions
The Committee modified our executive compensation program in 2025, to more effectively align pay and performance (both Company performance and individual performance), be consistent with prevailing pay practices in our industry, incent our executives and employees to achieve the over-arching corporate financial objectives that are important to the success of the enterprise as well as the individual strategic objectives established for their own success and development, and reward above-target performance and exceptional accomplishments.

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Incentive Compensation Plan ("ICP") Changes.
For 2025, the Committee eliminated the "Performance Pool" used in prior years to recognize exceptional individual performance and implemented an "Individual Performance Multiplier" or "IPM" to assess and compensate individual performance under our ICP. Cash bonuses for NEOs who participated in the ICP in 2025, including our CFO (but excluding our CEO), were calculated as follows:

Base Salary	X	NEO’s Individual Target Bonus Percentage	X	ICP Payout Percentage (100% financial goals)	X	Individual Performance Multiplier*	=	Cash Bonus Award paid to NEO
*    Replaced Performance Pool
The Committee also revised the 2025 ICP payout scale from the 2024 ICP payout scale to better align with market practice by increasing both the level of performance required for a minimum payout and the potential payout for "above target" performance. For the 2025 ICP, the Committee established threshold (0% payout), target (100% payout) and above target (140% payout) amounts for each of the ICP financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels. Performance below 75% of the pre-established target would result in no payout based on the payout scale.
Long-Term Incentive Plan Changes
The Committee also revised the scale for the Relative TSR modifier that was applied to the Performance Restricted Stock Unit ("PRSU") awards made in 2025 to the NEOs (other than the CEO), as shown below. In response to investor feedback, the Committee took action to strengthen the Relative TSR payout curve and adjusted the modifier between the 25th percentile and the 75th percentile to better align with market practice and to maintain the strong performance orientation of the Relative TSR Modifier.

2024-2026 Relative TSR Modifier		2025-2027 Relative TSR Modifier
Percentile 100% 75% 50% 25% 0%	Modifier 150% 110% 100% 90% 50%	Percentile 100% 75% 50% 25% 0%	Modifier 135% 125% 100% 75% 65%
The Committee also approved the elimination of the annual Supplemental PRSUs which were originally adopted in 2023. This change was effective for the PRSU grants made in March 2026.
Compensation Actions Related to Strategic Transactions
In connection with the strategic actions described above that were taken in 2025 to unlock stockholder value, the Committee took several compensation actions intended to align the incentives of our NEOs with the outcomes of such actions. Many of the actions, such as entering into new employment agreements with certain of our NEOs, would only have been effective upon a corporate separation and, with the Board's decision to abandon the proposed separation transaction in favor of a merger with Paramount, are moot. The compensation actions that remain in effect notwithstanding the fact that we have abandoned the separation are described below.
New CEO Employment Agreement
On June 12, 2025 we entered into an amended and restated employment agreement with our CEO, David Zaslav (the "Zaslav 2025 Employment Agreement"). The Zaslav 2025 Employment Agreement amended and restated the employment agreement we entered into with Mr. Zaslav on May 16, 2021 (the “Zaslav 2021 Employment Agreement”) and was further amended on November 7, 2025 in connection with our decision to enter into the strategic review, as described below.

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When it approved the Zaslav 2025 Employment Agreement, the Committee took the opportunity to redesign Mr. Zaslav’s compensation package, effective following the proposed separation, which the Committee believed would achieve the following goals:
■Secure Mr. Zaslav’s continued leadership and incentivize his critical contributions to position WBD for success until the proposed separation and build a strong foundation for long-term stockholder value creation at Warner Bros.;
■Address stockholder feedback and preferences with respect to CEO compensation structure; and
■Foster a stronger pay-for-performance alignment by allocating a significant portion of Mr. Zaslav’s target annual compensation to be at-risk in long-term equity incentives.
In considering Mr. Zaslav’s new compensation package, the Committee, in consultation with its independent compensation consultant, assessed a range of inputs, including stockholder feedback obtained over the last few years, peer group practices and benchmarks, strategic priorities of WBD and the value creation opportunities presented by the proposed separation. Additionally, the Committee considered Mr. Zaslav’s deep understanding of our strategy and operations, extensive industry experience and leadership, as well as his role in developing the vision for the proposed separation, which the Committee believed uniquely positioned him to lead WBD through the consummation of the proposed separation and serve at the helm of Warner Bros. through its initial formative period as a standalone company.
On November 7, 2025, following our Board’s decision to initiate a review of strategic alternatives, we entered into an amendment to the Zaslav 2025 Employment Agreement to better align the incentives provided therein with the interests of our stockholders in the context of the range of options that were under evaluation in the strategic review. In addition to clarifying certain terms related to the proposed separation, the amendment provided for the extension of the term of the Zaslav 2025 Employment Agreement until December 31, 2030 in the event that certain conditions, including the completion of a spinoff prior to December 31, 2026, were not met. In connection with any such extension, to ensure that we would achieve the stronger pay-for-performance alignment of Mr. Zaslav’s compensation that was contemplated if we completed the proposed separation, the amendment also provided that the modified compensation terms described below would become effective no later than January 1, 2028.
Pursuant to the Zaslav 2025 Employment Agreement, as amended, Mr. Zaslav's target annual compensation would have been significantly reduced, including a lower annual cash compensation opportunity and reorientation of the total pay mix toward long-term incentives, which the Committee believed would foster a stronger alignment with stockholders and incentivize sustained, long-term value creation. In addition, the Zaslav 2025 Employment Agreement would have eliminated the specific performance metric weighting that would apply to the CEO's annual cash incentive opportunity and annual performance equity awards and also would have eliminated the fixed one-year performance period for the CEO's annual performance equity awards, which would have provided the Committee with greater flexibility to determine appropriate performance metrics and periods, as applicable, for the annual cash incentive opportunity and the annual performance equity awards.
Certain provisions of the Zaslav 2025 Employment Agreement became effective upon execution, including the following:
■Elimination of Single-Trigger Cash Severance: The Committee took the opportunity to adopt a double-trigger cash severance provision for Mr. Zaslav in the event of a change in control transaction (including the pending merger with Paramount), eliminating the legacy single-trigger provision. This was effective as of June 12, 2025, was adopted in response to stockholder feedback and is in line with leading market practices. This change represents the Board’s commitment to furthering the alignment of our compensation structure with our strategic priorities.
■Grant of Signing Stock Options: Under the Zaslav 2025 Employment Agreement, as amended, as a one-time inducement that the Committee believed would incentivize the successful completion of the proposed separation and stockholder value creation, Mr. Zaslav received on June 12, 2025 a stock option award consisting of 20,898,776 stock options ("Signing Stock Options"): 40% of which (8,359,510) were time-based stock options vesting in five equal installments on each of the first five anniversaries of the grant date and 60% of which (12,539,266) were performance-vesting stock options that would vest based on meeting certain performance goals related to the price of our common stock, as further described in the table immediately below. Ninety-two percent of the Signing Stock Options were subject to forfeiture if we did not accomplish our goals related to the strategic review prior to December 31, 2026, including either completing the proposed separation, completing a change in control transaction or entering into an agreement for a change in control transaction. In addition, the Committee considered that, given the stock price hurdles, 60% of the Signing Stock Options would only be earned by Mr. Zaslav if our stock price increased significantly. As noted above, the $31 per share purchase price from Paramount represents a 205% premium to the $10.16 stock price on the date of grant For additional details on the Signing Stock Options, please see the "2025 Grants of Plan-Based Awards Table" on page 81.

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Performance-Vesting Conditions for Signing Stock Options

Tranche	Shares	Exercise Price	Stock Price Hurdle*
A	4,179,755	$10.16	120% of Exercise Price ($12.19)
B	4,179,755	$10.16	150% of Exercise Price ($15.24)
C	4,179,756	$10.16	165% of Exercise Price ($16.76)
*    Achievement of the "Stock Price Hurdle" is measured by the achievement over a period of 30 consecutive days of a volume-weighted average stock price equal to or exceeding the relevant exercise price.
In addition, under the Zaslav 2025 Employment Agreement, Mr. Zaslav received a grant of 3,052,734 additional stock options on January 2, 2026, which have the same terms as the Signing Stock Options described above (including the same performance goals) (such additional options, the "Follow-On Options"). The Zaslav 2025 Employment Agreement provided that if our stock price exceeded $10.16 on January 2, 2026, additional awards would be made to address the lost economic value attributable to the higher exercise price of the Follow-On Options as compared to the Signing Stock Options. After considering potential methodologies to make up the lost economic value, including certain approaches expressly set forth in the Zaslav 2025 Employment Agreement, the Committee determined that granting RSUs with a grant date value equal to the aggregate differential, as contemplated by the Zaslav 2025 Employment Agreement, was the most appropriate method to address the impact of the higher stock price on the economic value of the Follow-On Options, while continuing to align Mr. Zaslav’s compensation incentives with the interests of stockholders. Accordingly, on January 5, 2026, Mr. Zaslav was granted RSUs in respect of 1,963,465 shares of our common stock with vesting terms and conditions the same as those that remained applicable to the Signing Stock Options.
For additional information on the Zaslav 2025 Employment Agreement, the amendment, the Signing Stock Options, the Follow-On Options, the RSUs and other compensation arrangements with our CEO, please see our Form 8-Ks filed with the SEC on June 16, 2025 (as amended on June 17, 2025), November 7, 2025, January 7, 2026, and March 16, 2026.
Other NEO Employment Agreements
In July 2025, the Committee amended the existing employment agreements with each of Bruce L. Campbell and Jean-Briac Perrette (the "Campbell Amendment" and "Perrette Amendment," respectively, and collectively, the "Amendments") because their existing employment agreements were scheduled to expire in the summer of 2025. The Amendments ensured continuity of employment through the proposed separation or, in the event the proposed separation did not occur, for an additional three-year term. In addition, the Amendments increased the target value of each executive's annual equity grant for 2025 from $8,500,000 to $9,500,000. Additional information about each executive's 2025 equity grant appears on page 64. No other changes were made to Messrs. Campbell's or Perrette's compensation. Further, in connection with their anticipated new roles at Warner Bros., Messrs. Campbell and Perrette each entered into new employment agreements, and Mr. Wiedenfels entered into a new employment agreement in anticipation of his role as CEO of Discovery Global, in each case to become effective only upon completion of the proposed separation. For additional information on the Amendments, please see our Form 8-K filed with the SEC on July 31, 2025.

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NEO Compensation in 2025
Elements of 2025 Compensation
Total direct compensation for the NEOs in 2025 consisted of:

Pay Elements	Key Features	Rationale	Committee Actions
Base Salary	■Fixed annual cash amount, reviewed annually in the first 90 days of the calendar year	■Attract and retain high-performing executives with competitive base salaries that provide financial stability	■No merit increases to NEO base salaries for 2025 ■Base salaries for Messrs. Campbell and Perrette were increased in connection with the Amendments
Annual Cash Bonus
■Company-wide annual performance-based cash compensation
■CEO: 70% of bonus based on Company performance versus preset financial goals and 30% on individual performance versus CEO's preset individual goals
■Other NEOs: bonus determined by multiplying NEO target bonus by a Company performance factor (based 100% on preset financial goals) and then by an individual performance factor (based on preset individual goals)
■Incentivize and competitively reward executives for actions that deliver sustainable stockholder value
■Paid annual cash bonuses for 2025 based on Committee's assessment of 2025 Company performance versus preset financial goals and each NEO's individual performance against his or her preset individual  goals

Long-Term Incentive Awards*
■PRSUs for CEO that vest based on 1-year free cash flow ("FCF")(*) performance, with modifier based on over-delivery of FCF
■PRSUs for NEOs (other than the CEO) that vest based on 2-year FCF performance, with 3-year Relative TSR performance modifier
		■Reward executives for multi-year financial performance ■Align payout with long-term stockholder value creation	■100% of Mr. Zaslav’s 2025 annual equity grant was in PRSUs ■50% of each other NEO's 2025 annual equity grant was in PRSUs
	■RSUs and stock options that vest ratably over the first three anniversaries of the grant date for NEOs other than the CEO	■Strengthen the alignment of interests of executives with those of long-term stockholders ■Ensure value realized by NEOs is aligned with incremental stockholder value creation	■25% of each other NEO's 2025 annual equity grant was in RSUs ■25% of each other NEO's 2025 annual equity grant was in stock options
*    Does not include (i) Supplemental PRSUs for the CEO and NEOs that were awarded in 2025, but that will no longer be provided in 2026, as described above in “Executive Compensation Program Updates”, or any of (ii) the Signing Stock Options awarded to our CEO, (iii) the incremental equity awards granted to Messrs. Campbell and Perrette in connection with the Amendments, and (iv) Ms. Aiyar’s one-time sign-on bonus, which are described in “NEO Compensation in 2025 - Long-Term Incentive Compensation” below.
(*)    A non-GAAP financial measure. See Appendix A for additional details.

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NEO Employment Agreements
The table below summarizes the compensatory terms included in the current employment agreements for our NEOs.

	David Zaslav(1)	Gunnar Wiedenfels	Priya R. Aiyar	Bruce L. Campbell	Jean-Briac Perrette
Expiration	December 31, 2027	July 10, 2026	February 24, 2028	July 9, 2028	August 3, 2028
Base Salary(2)	$3,000,000	$2,000,000	$1,600,000	$2,946,000	$2,850,000
Target Cash Bonus	$22,000,000	175% of Base Salary	150% of Base Salary	200% of Base Salary	200% of Base Salary
Equity Target Value	$23,500,000	$8,000,000	$5,000,000	$8,500,000	$8,500,000
Equity Form	PRSUs	Annual equity awards to be provided in the same form and type as other similarly situated executives
(1)As currently in effect.
(2)Base Salary shown above is as set forth in the applicable employment agreement. NEO base salaries (other than for the CEO) are subject to review and adjustment by the Committee, at its discretion, as part of the Annual Base Salary Review. Actual 2025 base salary amounts for our NEOs (other than our CEO) are set forth in the section titled "Base Salary" below. There were no merit increases to NEO base salaries for 2025, but the base salaries of each of Messrs. Campbell and Perrette were increased in connection with the Amendments that extended their term of employment.
In each of these agreements, our NEOs are subject to customary restrictive covenants, including those relating to non-solicitation, non-interference, non-competition and confidentiality, during the term of the agreement and, depending on the circumstances of termination and other factors, for a period thereafter. The summaries of the NEO employment agreements provided above are qualified in their entirety by reference to the full text of the applicable NEO employment agreement, each of which is filed as an exhibit to the 2025 Form 10-K.
Base Salary
The NEOs base salaries for 2025 are set forth below. There were no merit increases made in 2025 to the base salaries for NEOs following the 2025 Annual Base Salary Review. Base salaries to Messrs. Campbell and Perrette were increased in connection with the Amendments.
■Mr. Zaslav: $3,000,000
■Mr. Wiedenfels: $2,142,400
■Ms. Aiyar: $1,600,000
■Mr. Campbell: $2,946,000
■Mr. Perrette: $2,850,000
Annual Cash Bonus Awards
The Committee has designed an annual bonus program that incentivizes all employees, including the NEOs, for actions that are aligned with our strategy, and rewards them in line with Company and individual performance against preset goals. Annual targets, metrics and respective performance goals are established at the beginning of each annual performance cycle. Following the completion of the performance period, the Committee then evaluates performance against the preset goals to certify and approve a cash bonus payout for each participant.
NEOs other than our CEO participate in the ICP, while the CEO participates in a separate bonus program which is governed by his employment agreement.
Target Bonus Amounts
The annual bonus target amount for Mr. Zaslav is set at a fixed dollar amount, and for each other NEO is set as a percentage of base salary, as disclosed in the section above titled "NEO Employment Agreements." These were agreed upon as part of the negotiation of each executive’s employment agreement and were determined by the Committee based on external market data and internal equity. As discussed below, the determination of the actual cash bonuses paid to each NEO is based on achievement of annual financial targets and accomplishment of annual strategic goals, as applied to the target value.

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For all employees who have a bonus target that is expressed as a percentage of base salary, including the NEOs, our policy is to apply the bonus target that is in effect on December 31 of the calendar year to the base salary in effect on December 31 in order to calculate the bonus payment for that year.
If an executive works only part of the year, the bonus amount generally is subject to proration based on the period of employment. The annual bonus target may be changed during an executive’s employment or in the negotiation of a new or extended employment agreement when the scope of a new role and responsibilities would warrant such a change.
2025 Financial Metrics
For 2025, the Committee selected the following financial metrics to underpin the annual cash bonus, with the weighting for our CEO's cash bonus and the Corporate ICP outlined in the table below:

Financial Metric	Weighting	Definition & Committee Rationale
Adjusted EBITDA(1)	60%
Alignment with WBD Strategy: Adjusted EBITDA is the core financial measure that investors consider to be an important measure of our financial health and overall performance. Adjusted EBITDA, along with net debt, reflects our leverage ratio the reduction of which has been a key priority for WBD since 2022.
The Committee believes that having the largest portion of our executives’ cash bonuses tied to an Adjusted EBITDA target aligns compensation with stockholder interests, incents management to maintain focus on reducing leverage and motivates our executives to achieve outcomes that will drive stockholder value.

Net Revenue	30%
Alignment with WBD Strategy: Revenue is another key financial metric that WBD uses to communicate our business performance to our investors.
The Committee believes that weighing this metric at 30% appropriately focuses management on top-line performance given that achieving revenue targets is important to overall financial health and ability to execute our strategy.

Year-End Global Subscribers(2)	10%
Alignment with WBD Strategy: A key component of our strategy is to grow our streaming businesses and paid subscribers was one of the key metrics that we and investors used in 2025 to measure viability and success in streaming. Global subscribers is also one of the metrics that we regularly used in 2025 when we described our streaming business to investors and other stakeholders.
The Committee weighted this metric at 10% because our strategy is focused on growing our streaming business profitably and generating revenue from our streaming business, not merely acquiring and growing subscribers.

(1)Adjusted EBITDA is defined as operating income excluding (i) employee share-based compensation; (ii) depreciation and amortization; (iii) restructuring and facility consolidation; (iv) certain impairment charges; (v) gains and losses on business and asset dispositions; (vi) third-party transaction and integration costs; (vii) amortization of purchase accounting fair value step-up for content; (viii) amortization of capitalized interest for content; and (ix) other items impacting comparability. See Appendix A for additional details.
(2)A Streaming Subscription is defined as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third-party services that host a branded environment of discovery+, HBO,HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. We define a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently-branded, regional product” referred to in (iv) is TVN/Player. Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD Streaming product subscription. The aggregate number of Streaming Subscriptions are "Global Subscribers." See Appendix A for additional details.
2025 Adjustments to Financial Performance
The Committee annually reviews potential adjustments to performance against the financial metrics. The principle applied in deciding whether to apply an adjustment is to ensure that the bonus calculation reflects the impact of actual operational decisions made by management but excludes the impact of events over which management has little or no influence and excludes the impact of items that were not considered at the time the targets were set. Adjustments for currency fluctuations are made to ensure that the results are currency neutral.

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In 2025, based on the unique and non-recurring events described below, the Committee determined it was appropriate to make an adjustment to performance:
■Strategic Transactions: In June 2025, the Board approved a plan to separate WBD into two publicly traded companies, and in October 2025, we announced that the Board had initiated a review of strategic alternatives to maximize stockholder value and would evaluate a broad range of strategic options, including continuing to advance the proposed separation, a transaction for the entire company or separate transactions for the Warner Bros. and/or Discovery Global businesses, as well as an alternative separation structure that would enable a merger of Warner Bros. and spin-off of Discovery Global. These additional strategic decisions, which were not contemplated at the time the 2025 budget was adopted and the 2025 financial targets were set, resulted in various one-time costs in 2025 relating to the proposed separation and subsequent strategic review, including certain interest payments and fees to various financial, legal and other advisors, which negatively impacted our FCF performance. The Committee believed it was appropriate to adjust our FCF results to account for these unexpected and unbudgeted costs.
■Music Rights Joint Venture: In the first quarter of 2025, we contributed a 70% interest in our music catalog (certain music royalties associated with certain of our film and television productions) to a joint venture, in exchange for net proceeds of $601 million. This resulted in a taxable gain which caused a deviation in our FCF performance, as compared to our pre-established 2025 budget, as we had to make the related tax payment. The Committee believed it was appropriate to adjust our FCF results for the amount of the tax payment as this was an unanticipated expense, out of management’s control and the result of management executing a strategic transaction that was beneficial to the Company. There was no impact to our 2025 Net Revenue or Adjusted EBITDA as a result of this transaction due to the structure of the joint venture.
■Legal Settlements: During 2025, we engaged in various legal actions in the ordinary course of our business, which resulted in amounts awarded to us and amounts we paid out in settlements. The Committee believed it was appropriate to adjust our Net Revenue and Adjusted EBITDA results for such amounts, as they were not anticipated by management and were unable to be estimated at the time the 2025 financial targets were set. The Committee used the positive impact of awards we received to offset the negative impact of amounts we were required to pay out. In addition, we received a federal tax credit as a result of new federal tax legislation and the Committee adjusted our FCF performance accordingly for this unexpected benefit that was the result of legislative action and not any actions taken by management.
The adjustments described above and made by the Committee had the aggregate effect of increasing our 2025 Net Revenue, Adjusted EBITDA and FCF performance, including with respect to certain individual lines of business performance, for purposes of calculating cash bonuses and ICP awards (see discussion on page 54), as compared to our reported results, which ultimately increased the payout amount for 2025 cash bonus awards made to NEOs, and increased the payout and related vesting of long-term incentive ("LTI") awards. The adjustments had no impact on Year-End Global Subscriber performance.
Determination of 2025 Annual Cash Bonus Awards
2025 Cash Bonus to CEO
For Mr. Zaslav, 70% of his annual cash bonus opportunity is based on performance against financial metrics, and 30% is based on performance against strategic measures.
Financial Metrics for CEO Cash Bonus
The Committee determined that including all three WBD financial metrics described above were appropriate for the CEO given the scope of his responsibilities and direct impact on resource allocation decisions. The Committee established threshold (0% payout), target (100% payout) and above target (125% payout) amounts for each of the financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels. The maximum "above target" payout percentage of 125% was established by the CEO's employment agreement.

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The table below outlines the financial metrics, targets, weighting and results for the cash bonus to the CEO for 2025.

Financial Metrics for CEO	Weighting	Threshold (0% payout)*	Target (100% payout)*	Above Target (125% payout)*	Actual Achievement**
Net Revenue ($ in millions)	30%	$26,183	$37,404	$41,144	$37,027
Adjusted EBITDA ($ in millions)	60%	$5,618	$8,025	$8,828	$8,736
Year-End Global Subscribers (# in millions)	10%	87.9	125.5	138.1	131.6
*    The Committee established threshold (0% payout), target (100% payout) and above target (125% payout) amounts for each of the financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels. Performance at or below 70% of the pre-established target would result in no payout. The Committee established the payout scale and targets for the cash bonus to the CEO in February of 2025, and believes that the payout scale was appropriate considering pay practices at other peer companies and that the targets were rigorous and consistent with our internal 2025 budget. Payments beyond the "above target" amount may be made at the Committee’s discretion; the Committee did not use its discretion to make any payments beyond the "above target" amount for 2025 performance.
**    "Actual Achievement" shown is after the adjustments described above starting on page 54.
2025 Strategic Goals for CEO
The Committee develops preset annual individual strategic goals for Mr. Zaslav related to our enterprise-wide priorities. The Committee sets updated goals each year based on changing priorities, and there is variation from year to year in both the substance of the annual goals and how they are weighted. The weighting reflects the Committee's determination of the relative priority of each of these goals. These strategic goals are designed to incent the CEO to take actions that create long-term value for stockholders and provide a competitive advantage for WBD, and complement the financial goals and the separate strategic goals for the CEO's PRSU awards.
In February 2026, the Committee also reviewed the CEO's achievement of his strategic goals, considering the CEO’s self-assessments and the input of the Board. With respect to the strategic goals, the Committee determined that Mr. Zaslav had exceeded expectations and over-delivered with respect to his strategic goals and approved a payout for the portion of the CEO’s 2025 cash bonus that is based on strategic metrics at 125% of target. In approving this payout, the Committee specifically noted the following accomplishments for Mr. Zaslav:
David Zaslav

Category	Strategic Goals	Weighting	2025 Accomplishments

Corporate	■Implement new corporate structure reorganization ■Deliver increased cost efficiencies across our corporate functions	25%
■New corporate structure implemented ahead of schedule, enabling the separation plan and subsequently, the strategic alternatives review
■Cost efficiency targets were exceeded, with Adjusted EBITDA outperforming budget and operating expenses coming in below budget

Streaming	■Drive growth with international roll out; balancing global expansion with increased profitability goals ■Secure incremental soft and hard bundles with key partners globally to drive scale and reduce churn	25%
■HBO Max launched in over 30 markets during 2025 and in over 100 markets in total; surpassed 2025 global subscriber and Streaming segment Adjusted EBITDA goals
■Implemented several high-impact, key monetization initiatives resulting in year-over-year Streaming segment revenue growth
■Launched numerous new hard and soft bundles across key international markets with various partners

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Category	Strategic Goals	Weighting	2025 Accomplishments

Studios	■Evolve and refine greenlight framework to balance data-driven performance forecasting across all TV and film revenue streams with clear budget-tiered ROI requirements and optimized financing structures ■Restructure the Games business to focus on doubling down on core franchises and increasing post-purchase revenue	25%
■The 2025 film slate delivered $4B in global box office revenue, exceeding expectations for revenue and ultimate profitability
■Launched a new greenlight process that integrates creative, production, and cross-territory input, with clear margin targets; utilized new process to approve 18 films with enhanced financial discipline
■Transformed Games leadership and increased year-over-year profitability

Global Linear Networks	■Optimize linear television business through innovating programming and distribution partnerships ■Successful implementation of a new US Networks organization under newly appointed leader ■Successfully onboard new US Chief Ad Sales Officers, optimize advertising revenue through advanced advertising solutions, and maximize packaged sponsorship opportunities around our sports and entertainment IP	25%
■Stabilized linear business performance despite industry headwinds, exceeding or maintaining rate structures in key distribution renewals versus 2024 rates
■Delivered significant segment Adjusted EBITDA improvement, driven by restructuring, marketing optimization, content shifts, and increased content utilization
■Ad sales innovation led to an increase in HBO Max digital ad revenue and advanced advertising / targeting
■Introduced new ad products at 2025 Upfront and successful cross-company packaging of premium IP archive for brand activations drove ad sales revenues

In addition to the accomplishments described above, the Committee also noted that Mr. Zaslav provided outstanding strategic insights and direction in 2025 in connection with the Board's June 2025 plan to separate WBD into two public companies, and the Board's October 2025 decision to examine other strategic alternatives, which ultimately led to the February 2026 signing of a merger agreement with Paramount to acquire WBD. Mr. Zaslav's strategic leadership created clear and compelling value for WBD stockholders; from the beginning of 2025 to the time of signing the merger agreement with Paramount, our share price increased 164%, and the consideration of $31.00 per share (plus any applicable ticking fee) in the Paramount merger represents a 147% premium to WBD's unaffected closing stock price of $12.54 on September 10, 2025.
Assessment of CEO Performance and 2025 Cash Bonus Award
The determination as to whether 2025 financial metrics for the CEO cash bonus were met was made in the 2025 Annual Bonus Review during the first quarter of 2026, following review of the full-year 2025 financial results. Based on the performance against the three WBD financial metrics and the payout scale applicable to the CEO, the payout for the portion of the CEO's 2025 cash bonus that is based on financial metrics was 113.5% of target. When combining the funding levels based on achievement of WBD strategic metrics with those based on achievement of financial metrics, the resulting payout, as a percentage of target, was 116.9% for Mr. Zaslav. For a summary of the final bonus payout amount and percentage for Mr. Zaslav, see page 63.

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2025 Incentive Compensation Program – Other NEOs
The 2025 annual cash bonuses for Messrs. Wiedenfels, Campbell, and Perrette and Ms. Aiyar were based on the terms of the ICP. The ICP specifies various financial metrics depending on an employee’s role and business alignment. Bonuses for all WBD employees who participated in the ICP in 2025, including the NEOs other than the CEO, were calculated by:
■first, multiplying the employee's base salary by the applicable individual target bonus percentage (a pre-established percentage of the employee’s base salary) to determine the target bonus for each employee;
■second, multiplying that target bonus amount by a percentage determined based on our performance versus the ICP financial metrics and any applicable line of business performance measures (such percentage, the "ICP Payout Percentage"); and
■third, multiplying that amount by the Individual Performance Multiplier for each employee, which is determined based on an assessment of the individual employee's performance against his or her individual annual performance goals.
For 2025, the Committee eliminated the "Performance Pool" it had used in prior years to recognize exceptional individual performance and implemented the IPM, which it believes more effectively aligns pay and performance — both Company performance and individual performance — and is consistent with prevailing pay practices in our industry, incents our executives and employees to achieve the over-arching corporate financial objectives that are important to the success of the enterprise as well as the individual strategic objectives established for their own success and development, and rewards above-target performance and exceptional accomplishments. Cash bonuses for NEOs who participated in the ICP in 2025 were calculated as follows:

Base Salary	X	NEO’s Individual Target Bonus Percentage	X	ICP Payout Percentage (100% financial goals)	X	Individual Performance Multiplier*	=	Cash Bonus Award paid to NEO
*    Replaced Performance Pool
For the 2025 ICP, the Committee established threshold (0% payout), target (100% payout) and above target (140% payout) amounts for each of the ICP financial metrics and a payout scale that would determine the amount payable for achievement of results between the "threshold" and the "above target" amounts. The payout scale was designed to provide an "above target" payout only upon over-delivery of the relevant financial metric, with payout prorated for performance between the "threshold" and "above target" levels. Payments beyond the "above target" amount may be made at the Committee’s discretion; the Committee did not use its discretion to make any payments beyond the "above target" amount in 2025. Performance below 75% of the pre-established target would result in no payout based on the payout scale. The Committee established the payout scale and targets for the ICP in February of 2025, following consultation with its independent compensation consultant, and believed that the payout scale was appropriate considering pay practices at other peer companies and that the targets were rigorous and consistent with our internal 2025 budget.
In 2025, the Committee continued its practice of tying a portion of ICP awards for NEOs who lead a line of business to the performance of their line of business and a portion to overall WBD performance. For Messrs. Campbell and Perrette, who lead lines of business, 60% of their 2025 ICP award was based on the performance of their lines of business and 40% of their 2025 ICP was based on the 2025 WBD Corporate financial metrics described above and set forth in the table below. The Committee believed this was an appropriate and effective means to incent these NEOs to drive individual line of business performance while also focusing on those actions and initiatives that would lead to overall WBD Corporate financial performance. The metrics chosen for each NEO's line of business were the metrics the Committee believed were most important for the relevant lines of business to focus on in 2025.
WBD Corporate. The 2025 WBD Corporate ICP performance targets, weightings and our performance versus these targets are set forth in the following table. The numbers in the tables below under "Actual Achievement" reflect the adjustments discussed above and are the same as those determined for the CEO.
The metric weightings for NEOs with ICP awards that are based entirely on the 2025 WBD Corporate financial metrics (Ms. Aiyar and Mr. Wiedenfels) are the same relative weightings used for the CEO cash bonus and described above. The metric weightings for NEOs with ICP awards that are based on a combination of WBD Corporate financial metrics and line-of-business metrics (Messrs. Campbell and Perrette) are the same relative weighting used for the CEO cash bonus, but reduced to represent in the aggregate 40% of the weighting of the other NEOs ICP awards.

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WBD Corporate	Corporate Weighting	Weighting if LOB Metric Also Used	Threshold (0%)	Target (100%)	Above Target (140%)	Actual Achievement
Net Revenue ($ in millions)	30%	12%	$28,053	$37,404	$43,015	$37,027
Adjusted EBITDA ($ in millions)	60%	24%	$6,019	$8,025	$9,229	$8,736
Year-End Global Subscribers (# in millions)	10%	4%	94.1	125.5	144.3	131.6
Lines of Business ("LOBs")
Mr. Campbell: Mr. Campbell’s 2025 ICP performance target was total revenue for the LOBs he oversees (US Ad Sales, US Affiliate Sales, US Third-Party Content Sales, Consumer Products, Themed Entertainment, DC Publishing, and e-Commerce) and is set forth in the following table. The numbers in the tables below under "Actual Achievement" reflect the adjustments discussed above.

LOBs - Campbell	Weighting	Threshold (0%)	Target (100%)	Above Target (140%)	Actual Achievement
Total Combined Revenue(1) ($ in millions)	60%	$16,848	$22,463	$25,833	$22,848
(1)Total Combined Revenue for Mr. Campbell's LOBs means combined revenue of US Ad Sales, US Affiliate Sales, US Licensing & Home Entertainment, and Global Brands and Experiences.
Mr. Perrette: Mr. Perrette’s 2025 ICP performance targets and weightings for the LOBs he oversees (Streaming and Games) are set forth in the following table. The numbers in the tables below under "Actual Achievement" for Streaming Adjusted EBITDA and Games Adjusted EBITDA reflect the adjustments discussed above; the results for "Year-End Global Subscribers" were not adjusted.

LOBs - Perrette	Weighting	Threshold (0%)	Target (100%)	Above Target (140%)	Actual Achievement
Streaming Adjusted EBITDA(1) ($ in millions)	24%	$954	$1,272	$1,463	$1,431
Games Adjusted EBITDA (2) ($ in millions)	12%	$75	$100	$115	$94
Year-End Global Subscribers (# in millions)	24%	94.1	125.5	144.3	131.6
(1)Streaming Adjusted EBITDA means Adjusted EBITDA (as defined in Appendix A) for our Streaming segment (excluding corporate allocations).
(2)Games Adjusted EBITDA means Adjusted EBITDA (as defined in Appendix A) for our Games business unit excluding film cost allocation. The Games business unit is part of our Studios segment.
Strategic Goals for Individual Performance Multiplier
At the beginning of 2025, the Committee established individual strategic objectives unique to each other NEO’s individual business unit or corporate function and personal success and development. The Committee's assessment of each other NEO's achievement of his or her respective strategic objectives determined the IPM used to determine each other NEO's final cash payout following calculation of the ICP Payment Percentage. The Committee considered each other NEO's self-assessment and the input of the CEO when making its assessment of each other NEO's performance versus their respective individual strategic goals.
With respect to the individual strategic goals, the Committee determined that each of Messrs. Wiedenfels, Campbell and Perrette had exceeded expectations and over-delivered with respect to their respective strategic goals and that Ms. Aiyar had met her strategic goals. The Committee specifically noted the following accomplishments for each executive:

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Gunnar Wiedenfels

Strategic Goals	Accomplishments

■Enhance WBD’s strategic flexibility across an evolving media landscape and create opportunities to unlock additional value and implement corporate structure reorganization
■Successfully executed corporate reorganization and gained approval from the Board to move forward with a plan to separate WBD into two public companies
■Developed a detailed Tax and Legal Step Plan ("TLSP") to implement the proposed separation, including necessary amendments and iterations, all of which were optimized to minimize tax leakage while meeting transaction timeline goals
■Successfully executed tender offer to reduce WBD's debt load and modify related covenants concurrent with the announcement of the proposed separation; subsequently, supported financial aspects of the Board's strategic review process, including analysis of varied transaction structures and terms from multiple bidders

■Identify and implement new EBITDA opportunities to safeguard/outperform budget	■Delivered favorable Adjusted EBITDA and operating expense performance, as compared to budget, and executed cost savings initiatives delivered across all business units

■Complete core Finance transformation initiatives
■Advanced capability center build-out and transition responsibilities to capability centers
■Completed all planned financial system moves, creating process improvements and efficiencies and enhancing internal controls

■Reduce net debt	■Reduced net debt year-over-year, exceeding the pre-established target
Priya R. Aiyar

Strategic Goals	Accomplishments

■Enhance WBD’s strategic flexibility across an evolving media landscape and create opportunities to unlock additional value
■Led all legal workstreams for the proposed separation and the Board's strategic review, counseling the business and preserving strategic optionality throughout
■Partnered cross-functionally to create a fully compliant separation model that minimized dis-synergies and could be executed on the desired timeline

■Lead legal strategy for corporate reorganization
■Ensured the delivery of effective and timely legal advice regarding corporate structure changes and different strategic options. Maintained M&A readiness throughout separation planning and ensured WBD was legally positioned to execute on multiple strategic alternatives, creating maximum flexibility for the Board

■Build relationships across the organization and foster a high-performing, inclusive, and efficient Legal team during transformation
■Identified and implemented opportunities to enhance the efficiency and quality of legal services, in alignment with the Company’s financial goals. Strengthened collaboration between Legal department and other teams, leading to greater partnership on commercial decision-making at all levels
■Strengthened employee engagement and fostered transparency, accessibility, and connection across geographies

■Maximize WBD’s content value through agreements
■Negotiated and executed over 550 content and distribution agreements across Global Linear Networks, Streaming, and licensing portfolios
■Negotiated carriage provisions with key distributors; supported FAST and premium VOD distribution expansions to enhance reach and profitability; and delivered key international renewals, including sports and linear rights

■Support HBO Max’s global growth and expansion	■Supported over 30 HBO Max global launches, ensuring regulatory and consumer-protection compliance in every market

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■Strengthen legal foundations and minimize risk for Studios and Global Linear Networks
■Developed guidelines on AI usage for production personnel and vendors while ensuring alignment with collective bargaining agreements, allowing the Company to innovate in partnership with key labor unions
■Executed music publishing joint venture

■Strengthen litigation risk management and defense
■Achieved favorable resolutions in vast majority of significant litigation matters through wins or strategic settlements
■Strengthened enterprise-wide risk awareness through legal training on defamation, copyright, and privilege. Implemented Company-wide document and email retention policy to reduce litigation risk while ensuring compliance with all relevant requirements

Bruce L. Campbell

Strategic Goals	Accomplishments

■Enhance WBD’s strategic flexibility across an evolving media landscape and create opportunities to unlock additional value
■Facilitated collaboration between revenue and strategy functions and WBD business units to identify new commercial opportunities and optimize financial performance
■Drove successful integration and operational coordination among all the revenue and strategy teams, and between revenue and strategy and the other WBD business units. Key examples include:
■Content Sales team working across multiple businesses to achieve overall WBD strategic and financial goals, including optimized content windowing and sustainable decision-making process
■Ad Sales team continuing to prioritize HBO Max growth with full-year HBO Max ad revenue growth, including increased sponsorship revenues
■Distribution team collaborating with CNN to develop the CNN All Access product offering and engaging global distribution partners on critical executional elements
■Franchise team consolidating and growing our social media footprint, engaging over 300 million fans globally across our franchises

■Execute on key renewals and HBO Max distribution opportunities
■Completed remaining U.S. network distribution deals, including 3 of the 6 largest distributors
■Completed deals with 7 of the top HBO Max distribution partners
■Successfully launched “CNN All Access” – including in partnership with 5 of top 6 platforms

■Successful upfront results; drive innovation through advanced advertising
■Ad sales innovation led to an increase in HBO Max digital ad revenue and advanced advertising/targeting
■Introduced new ad products at 2025 Upfront and successful cross-Company packaging of premium IP archive for brand activations drove ad sales revenues

■Achieve external licensing budget; improve internal licensing negotiations	■Drove external licensing to exceed budget ■Built an integrated, global content sales organization to continue to drive growth and efficiencies

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■Scale the Global Franchise function; develop new consumer product lines of business
■Worked to fully operationalize and scale the Global Franchise function, developed new consumer product lines of business and completed the globalization of the consumer products organization
■Diversified global experiences across new franchises and new formats including:
■signed agreement to open Harry Potter Tour in Shanghai,
■successfully opened Epic Universe in Florida including the new "Ministry of Magic" ride which won the 2025 IAPP Outstanding Ride award,
■signed agreement with external partner to open Harry Potter theme park and hotel in Europe, and
■developed the Superman Experience in Burbank with the DC team (opening Spring 2026)

■Deliver strategic support of corporate reorganization while seeking new opportunities to expand HBO Max and reduce WBD leverage
■Co-led all aspects of highly successful internal reorganization and preparation for proposed separation
■Served as lead internal point person for many aspects of strategic review process, which led to the signing of the merger agreement with Paramount, including overseeing management presentations, due diligence and transactional engagement with prospective bidders, lead commercial negotiator on deal agreements, co-managing financial modeling, and co-managing Board presentations

■Mentor and coach direct reports to identify talent and position the leadership team for success
■Successfully transitioned Ad Sales leadership and ensured that the new Ad Sales leadership team was positioned for success, internally and externally, including driving increased digital/linear convergence across team responsibilities
■Drove further cohesion and commercial collaboration across the revenue and strategy operating units
■Identified and improved succession planning for the team, including working to develop key talent below the executive level

Jean-Briac Perrette

Strategic Goals	Accomplishments

■Enhance WBD’s strategic flexibility across an evolving media landscape and create opportunities to unlock additional value
■Continued to accelerate HBO Max global rollout and Streaming segment growth while also prioritizing enterprise-wide strategic goals and initiatives
■Drove and supported content and distribution initiatives for WBD where Streaming segment results were not the primary focus or objective

■Increase engagement and retention (reduce churn)
■Drove year-over-year improvements in engagement metrics such as time spent viewing and total hours viewed
■Improved subscriber retention year-over-year and effectively managed churn in the face of price increases during the second half of 2025
■Successfully implemented high-impact initiatives to improve engagement, including: improved content strategy, customer segmentation, product experimentation acceleration, and numerous product experience improvements

■Continue to expand and scale HBO Max globally
■Delivered 131.6 million global subscribers by year-end 2025
■Launched HBO Max in over 30 markets in 2025, and over 100 markets to date
■Subscriber growth in certain key international markets exceeding expectations

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■Grow revenue-driven profits
Delivered year-over-year growth in reported Revenue and Adjusted EBITDA Implemented several high-impact, key monetization initiatives (e.g., account sharing rules enforcement, price increases across regions, ad sales improvements) and continued successful global expansion in Australia, Turkey, and other key markets in Europe and Asia

■Return Games division to profitability and strengthen Games leadership team and strategic roadmap
■Drove year-over-year profit improvement in Games division
■Transformed the Games leadership team by elevating certain proven executives into broader leadership roles, and consolidating and streamlining certain other leadership and teams

In addition to the accomplishments noted above for each NEO other than the CEO, the Committee also noted that these individuals, both individually as noted above and collectively as a senior leadership team, provided exceptional guidance to and stewardship of the organization throughout 2025 and the series of strategic decisions that were made during the year that ultimately led to the February 2026 signing of a merger agreement with Paramount to acquire WBD.
Assessment of Other NEOs' Performance and 2025 ICP Awards
The determination as to whether the 2025 ICP financial metrics were met was made in the 2025 Annual Bonus Review during the first quarter of 2026, following review of the full-year 2025 financial results. Based on our financial performance in 2025 versus the ICP performance targets, the Committee determined the 2025 ICP Payout Percentage for the Corporate ICP was 111.3% of target and the 2025 ICP Payout Percentage for the LOBs overseen by Messrs. Campbell and Perrette was 105.5% and 112.3%, respectively.
Based on the individual achievements noted above, the Committee determined the NEOs had met and/or over-delivered their strategic objectives, resulting in an IPM of 125% for Messrs. Wiedenfels and Campbell, 100% for Ms. Aiyar and 109% for Mr. Perrette.
When combining the applicable ICP Payout Percentage and IPM for each NEO, the resulting payouts, as a percentage of target, were 139.1% for Mr. Wiedenfels, 111.3% for Ms. Aiyar, 131.9% for Mr. Campbell, and 122.5% for Mr. Perrette.
The actual cash bonus payouts, payout percentages and IPMs for each NEO, are as follows:

NEO	Bonus Target Amount	Financial Performance Payout Percentage	Individual Performance Multiplier	Cash Bonus Award
David Zaslav	$22,000,000	113.5%	125%	$25,726,018
Gunnar Wiedenfels	$3,749,200	111.3%	125%	$5,214,718
Priya R. Aiyar	$2,400,000	111.3%	100%	$2,670,505
Bruce L. Campbell	$5,892,000	105.5%	125%	$7,772,740
Jean-Briac Perrette	$5,700,000	112.3%	109%	$6,979,714
Long-Term Incentive Compensation
The Committee makes equity awards as part of our LTI compensation program under our Warner Bros. Discovery, Inc. Stock Incentive Plan (the "WBD Stock Incentive Plan"). We believe that delivering a substantial portion of an executive’s total direct compensation in equity awards helps to align our executives’ interests with those of our stockholders. In 2025, we made long-term equity awards to each of the NEOs, which we believe serves to focus their attention on increasing the Company’s value over time.

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2025 Long-Term Incentive Awards to NEOs
For 2025, NEOs received their annual equity awards in the form of PRSUs, RSUs, and stock options.

Type of Equity	Description; Vesting Schedule

Annual PRSUs All NEOs
■Each NEO received an Annual PRSU award in 2025
CEO PRSUs
■100% of his target LTI award in Annual PRSUs
■Based 75% on individual strategic goals and 25% on a financial metric, per amended employment agreement
■One-year performance period (2025) based on performance versus a financial metric (FCF)(*) and individual strategic goals, as set forth in the CEO's employment agreement
■Payout also subject to a modifier based on a financial metric (FCF) which could cause the awards to vest at 200% of target based on performance versus the metric
■Upon certification by the Committee, the CEO’s 2025 PRSUs were earned at 200% of target; 70% of the vested shares distributed on vesting and the remaining 30% will distribute in 2029
Other NEO PRSUs
■50% of their 2025 target LTI award in Annual PRSUs
■For 2025, the other NEOs' Annual PRSU awards are based on performance versus a financial metric (FCF) over a two-year performance period (2025-2026)
■Payout also subject to a relative TSR performance modifier based on the percentile ranking of WBD's relative total stockholder return as compared to our peers in the S&P 500 Media and Entertainment Index over a three-year performance period (2025-2027) (the "Relative TSR Modifier"), as set forth below:
2025-2027 Relative TSR Modifier

	Percentile 100% 75% 50% 25% 0%	Modifier 135% 125% 100% 75% 65%

■Relative TSR Modifier capped at 100% if TSR is negative over performance period
■Annual PRSUs granted to the other NEOs in 2025 will cliff vest in March 2028, following the application of the Relative TSR Modifier and the Committee's certification of WBD's three-year relative TSR performance

Supplemental PRSUs All NEOs
■In 2025, the CEO received a Supplemental PRSU award, which would be earned based solely on WBD's 2025 FCF performance relative to the target established by the Committee
■In 2025, each other NEO received a Supplemental PRSU award, which could be earned based solely on WBD's two-year 2025-2026 FCF performance relative to the target established by the Committee
■The Supplemental PRSUs granted in 2025 could be earned at up to 200% for over- delivery versus the established FCF target
■Upon certification by the Committee in 2026, the CEO’s 2025 Supplemental PRSUs were earned at 200% of target; 70% of the vested shares distributed on vesting and the remaining 30% will distribute in 2029
■For the other NEOs, the 2025 Supplemental PRSUs vest 50 % on the second and third anniversaries of the grant date if WBD achieves the two-year FCF target. The Compensation Committee will certify the Company's performance versus the two-year performance period in February 2027

Stock Options Non-CEO NEOs
■NEOs (other than the CEO) received 25% of their 2025 target LTI award in stock options. The stock options vest ratably over the first three anniversaries of the grant date, and expire on the seventh anniversary of the grant date

RSUs Non-CEO NEOs	■NEOs (other than the CEO) received 25% of their 2025 target LTI award in RSUs. The RSUs vest ratably over the first three anniversaries of the grant date

(*)    A non-GAAP financial measure; see Appendix A for additional details.

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The following additional equity awards were made to NEOs during 2025.
■Ms. Aiyar received a one-time sign-on grant of 1,226,693 RSUs on March 17, 2025 to replace equity awards and an annual bonus payment from her former employer that she forfeited when she joined WBD as our Chief Legal Officer.
■Mr. Zaslav received a one-time grant of 20,898,776 stock options on June 12, 2025 in connection with the signing of the Zaslav 2025 Employment Agreement, as further described on page 49.
■Messrs. Campbell and Perrette each signed an amendment to his existing employment agreement in July 2025, which increased the target value of each executive's 2025 annual equity grant from $8,500,000 to $9,500,000. The incremental $1,000,000 of equity was awarded to each executive on August 15, 2025 and was comprised of (i) 50% PRSUs, (ii) 25% RSUs, and (iii) 25% stock options, in accordance with the 2025 annual long-term incentive program for NEOs (other than the CEO) set forth above. In order to treat the incremental equity as though it were part of the annual equity award to these executives, the Committee determined that the incremental equity would be subject to the same terms and conditions (including vesting schedules and performance criteria) and calculated using the same methodology (including the same stock price) to determine the number of awards as the annual equity awards granted in March 2025, except that the exercise price of the incremental stock options granted to these executives was equal to the closing price of WBD common stock on August 15, 2025, the date of the grants.
The following chart summarizes the specific equity awards made in 2025 to each NEO. Please see the "2025 Grants of Plan-Based Awards" table on page 81 for additional details.

	2025 Target Amount or FMV
NEO	Annual PRSUs	Supplemental PRSUs	Stock Options	RSUs	Total
David Zaslav CEO	$12,000,000 (1,047,121 PRSUs)	$11,500,000 (1,003,491 PRSUs)	$109,593,182 (20,898,776 Options)	–	$133,093,182
Gunnar Wiedenfels CFO	$4,000,000 (349,041 PRSUs)	$2,000,000 (174,521 PRSUs)	$2,000,000 (374,512 Options)	$2,000,000 (174,521 RSUs)	$10,000,000
Priya R. Aiyar Chief Legal Officer	$2,500,000 (218,151 PRSUs)	$1,000,000 (87,261 PRSUs)	$1,250,000 (234,070 Options)	$13,750,000 (1,335,769 RSUs)	$18,500,000
Bruce L. Campbell Chief Revenue & Strategy Officer	$4,750,000 (414,487 PRSUs)	$2,000,000 (174,521 PRSUs)	$2,375,000 (444,733 Options)	$2,375,000 (207,244 RSUs)	$11,500,000
Jean-Briac Perrette President and CEO, Global Steaming and Games	$4,750,000 (414,487 PRSUs)	$2,000,000 (174,521 PRSUs)	$2,375,000 (444,733 Options)	$2,375,000 (207,244 RSUs)	$11,500,000
Financial Metric for PRSUs awarded in 2025
The financial metric for all PRSUs awarded in 2025 was FCF, which is defined below. For our CEO, his Annual PRSU award was based 25% on financial performance and his Supplemental PRSU award was based 100% on financial performance.

Financial Metric	Weighting	Definition
Free Cash Flow	100%	Cash provided by operations less acquisitions of property and equipment.
During our stockholder engagement efforts, stockholders have consistently indicated they place significant value on FCF, leverage reduction and balance sheet management. The Committee was very cognizant of this feedback and determined that FCF continued to be the appropriate financial metric to use for the 2025 PRSUs awarded to the NEOs.
Strategic Goals for 2025 Annual PRSUs Awarded to CEO
In March 2025, the Committee established the following strategic goals comprising 75% of the weighting for the 2025 Annual PRSU awards granted to the CEO. These strategic goals were intended to incentivize the CEO to take actions that would create long-term value for stockholders and provide a competitive advantage for WBD, and were also designed to complement the separate strategic goals for the CEO's 2025 cash bonus.

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The strategic goals for the CEO's 2025 PRSU awards were:
CEO Annual PRSU Strategic Goals

Category	Strategic Goals	Weight
Corporate	■Support and drive to completion core transformation initiatives and investments in new growth and enablement opportunities	25%
Global Linear Networks	■Secure distribution renewals that protect our core linear business despite not having the NBA live game broadcast rights ■Implement advanced ad strategic investment ■Build out CNN digital team and launch a new digital product in one year	25%
Streaming	■Achieve sustainable profitability in streaming by growing global HBO Max subscriber base internationally ■Secure soft and hard bundles with key partners globally to drive scale and reduce churn	25%
Studios	■Expand franchise development pipeline and maximize monetization opportunities across our studios and HBO Max ■Build WBTV brand as highest quality producer of live action TV and leverage it to improve title and portfolio economics	25%
Assessment of Performance for PRSUs Awarded to CEO in 2025
The Committee set a target of $3.503 billion in 2025 FCF for the 2025 PRSU awards to the CEO to vest at target. Over-delivery of the target would make the awards eligible to vest above target, up to a maximum of 200% of target as set forth in the tables below. The Committee set the 2025 FCF target in early March of 2025. At the time the target was set, the Committee believed it to be rigorous and aligned with both our internal budget and forecasts.
As described above, the Committee annually reviews potential adjustments to performance against the financial metrics and determined it was appropriate to take an adjustment to performance in 2025. The adjustments made by the Committee had the effect of increasing our FCF performance as compared to our reported results and are reflected below under "Actual Achievement."
The determination as to whether the 2025 FCF metric was met was made during the first quarter of 2026, following review of the full-year 2025 financial results. In February 2026, the Committee also reviewed the CEO's 2025 performance in relation to the strategic goals for his 2025 Annual PRSU awards. Our 2025 FCF performance exceeded the pre-established target for the 2025 PRSUs, as set forth in the tables below.

CEO's 2025 Annual and Supplemental PRSUs	Threshold	Target	Above Target	Actual Achievement	Payout
Free Cash Flow ($ in millions)	$2,452	$3,503	$3,766	$4,300	200%(1)
(1)For the CEO's 2025 Annual PRSUs to vest at target, WBD must achieve 100% of the financial metric and Mr. Zaslav must achieve 100% of his individual strategic goals. Over-delivery of the 2025 financial metric (FCF) as compared to the "Above Target" amount above caused the financial metric for the 2025 PRSUs to vest and payout at 200% of target. His Supplemental PRSUs vest at target if 100% of the financial metric is achieved.
Based on WBD's 2025 FCF performance versus the pre-established target, as noted above, and Mr. Zaslav's individual performance, in February 2026, the Committee certified the vesting of the 2025 Annual PRSUs granted to Mr. Zaslav at 200%, with 70% of the shares distributed at the time of vesting, and the remaining 30% to be distributed in January 2029 subject to Mr. Zaslav’s continued employment and the other terms and conditions of the award. The Committee assessed Mr. Zaslav’s 2025 performance against his strategic goals and determined that he met or exceeded the objectives set forth in the strategic goals established for his 2025 PRSU awards. In making this determination, the Committee acknowledged the accomplishments noted in the table below:

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Category	Strategic Goals	Weight	2025 Accomplishments
Corporate	■Support and drive to completion core transformation initiatives and investments in new growth and enablement opportunities	25%
■Exceeded ambitious net debt target
■Continued progress against capability center maturity, systems transformation, and developing strategic centers of excellence across functions that span across business units
■Strong execution against transformation plan (structural separation, financing, liability management) and strengthening of capital structure while maintaining cash generation
■Led global employee-related initiatives that elevated engagement and compliance, built a resilient, high-performing workforce, and established a strong foundation for long-term organizational health

Global Linear Networks	■Secure distribution renewals that protect our core linear business despite not having the NBA live game broadcast rights ■Implement advanced ad strategic investment ■Build out CNN digital team and launch a new digital product in one year	25%
■Completed remaining U.S. network distribution deals, including 3 of the 6 largest distributors
■Launched advanced advertising platforms, creating new revenue streams and future-proofing the business model
■Successfully launched “CNN All Access” – including in partnership with 5 of top 6 platforms, delivering centralized live/on‑demand CNN journalism, which is core to CNN’s digital evolution
■Secured new sports rights with FIFA, NASCAR, Big 12, Big East -- strengthening WBD’s position in live sports and future audience engagement

Streaming	■Achieve sustainable profitability in streaming by growing global HBO Max subscriber base internationally ■Secure soft and hard bundles with key partners globally to drive scale and reduce churn	25%
■HBO Max launched in over 30 markets during 2025 and in over 100 markets in total; surpassed 2025 global subscriber and Streaming segment Adjusted EBITDA goals
■Implemented several high-impact, key monetization initiatives (e.g., account sharing rules enforcement, price increases across regions, ad sales improvements) resulting in year-over-year Streaming segment Revenue growth
■Launched numerous new hard and soft bundles across key international markets with various partners

Studios	■Expand franchise development pipeline and maximize monetization opportunities across our studios and HBO Max ■Build WBTV brand as highest quality producer of live action TV and leverage it to improve title and portfolio economics	25%
■Consistent, high-quality slate has positioned Warner Bros. Motion Picture Group as the #1 distributor by domestic box office in 2025 creating strong momentum for 2026 and beyond
■WBTV remains the largest independent supplier of content with 70+ active series across approximately 20 platforms and with 60 Emmy® nominations (leading all TV studios) and 14 wins
■Developed new DC Universe strategy and revitalized Superman as a global cultural phenomenon, ensuring long-term brand relevance and monetization
■Identified and developed key IP that had been underutilized

In addition, based on WBD's 2025 FCF performance versus the pre-established target, as noted above, in February 2026, the Committee also certified the vesting of the Supplemental PRSUs granted to the CEO in 2025 at 200%. For the CEO's Supplemental PRSUs that vested in February 2026, 70% of the shares were distributed at the time of vesting, and 30% will be distributed in January 2029 subject to Mr. Zaslav’s continued employment and the other terms and conditions of the award.

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Assessment of Performance for PRSUs Awarded to Other NEOs
Annual and Supplemental PRSUs Granted in 2025
With respect to the 2025 Annual PRSUs and Supplemental PRSUs awarded to NEOs other than the CEO, these awards have a two-year performance period (2025-2026). The Committee will assess performance following the end of 2026 and certify performance versus the two-year FCF target established for these PRSUs, unless a performance assessment is required earlier in connection with the closing of the merger with Paramount. The Annual PRSUs are also subject to the Relative TSR Modifier, which is interpolated for performance between the bottom and top quartiles and is capped at 100% if TSR is negative over the performance period. The Committee will assess WBD's TSR performance over the 2025-2027 performance period in February of 2028 and make a final certification with respect to the 2025 Annual PRSUs awarded to the other NEOs, unless a performance assessment is required earlier in connection with the closing of the merger with Paramount. In the ordinary course, such awards will vest and be distributed immediately following the ordinary performance assessment if the applicable performance goals are met.
The Committee continues to believe a two-year performance period is appropriate in light of the evolving media landscape, the impact of which is beyond the control of management and makes a two-year performance period a more sustainable metric for our plan. We then combine this two-year performance period with an additional three-year Relative TSR modifier.
The Committee implemented the Relative TSR Modifier for the 2025 Annual PRSUs awarded to NEOs (other than the CEO) in order to reward stock price appreciation relative to peers, in addition to incentivizing short-term FCF goals through the FCF performance metric. The Committee continues to believe this modifier serves to directly link our equity compensation program to stockholder returns by rewarding our NEOs for sustained market out-performance, as well as regulating payouts for market underperformance, even if financial metrics are achieved at or above target. The Relative TSR Modifier was not added to the CEO's 2025 Annual PRSUs because the terms of the CEO's employment agreement provide that the CEO's 2025 Annual PRSUs shall be subject to a modifier based on our 2025 FCF performance. Because Mr. Zaslav has also received significant grants of premium-priced and/or performance-based stock options that vest over a multi-year period and require stock price appreciation in order for Mr. Zaslav to recognize value, the Committee believes that Mr. Zaslav's compensation is already appropriately aligned with our stock price performance and he is adequately incentivized to take actions that will lead to stock price appreciation.
Annual PRSUs Granted in 2024
With respect to the 2024 Annual PRSUs awarded to NEOs other than the CEO, the Committee certified in February 2026 that, based on WBD's two-year FCF performance over the 2024-2026 performance period versus the pre-established target, the 2024 Annual PRSUs awarded to the other NEOs were eligible to vest at 200% of target. Whether and to what extent the awards will ultimately vest at 200%, or are modified upwards to a maximum payout of 300% of target or downwards to a minimum payout of 100% of target, will depend on our relative TSR over the three-year period from 2024-2026, as compared to our peers in the S&P 500 Media and Entertainment Index. The Relative TSR Modifier is interpolated for performance between the lowest and highest percentiles (0% to 100%), with no positive modifier applied if TSR is negative over the performance period. The Committee will assess WBD's TSR performance over the 2024-2026 performance period in February of 2027 and make a final certification with respect to the 2024 Annual PRSUs awarded to the other NEOs, unless a performance assessment is required earlier in connection with the closing of the merger with Paramount. In the ordinary course, such awards will vest and be distributed immediately following the ordinary performance assessment if the applicable performance goals are met.

Other NEOs 2024 Annual PRSUs	Threshold	Target	Above Target	Actual Achievement	Potential Payout
Two-Year Free Cash Flow (2024-2025) ($ in millions)	$5,425	$7,750	$8,525	$8,926	200%

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PRSUs with Performance Periods Ended in 2025 (2023 Annual PRSUs and 2024 Supplemental PRSUs)
With respect to the 2023 Annual PRSUs awarded to NEOs other than the CEO, the Committee previously certified in February 2024 that, based on WBD's 2023 FCF performance versus the pre-established target, the 2023 Annual PRSUs awarded to the other NEOs were eligible to vest at 200% of target.

Other NEO's 2023 Annual PRSUs	Threshold	Target	Above Target	Actual Achievement	Potential Payout
2023 Free Cash Flow ($ in millions)	$2,800	$4,000	$5,200	$5,200	200%
Payout of the 2023 Annual PRSUs was also subject to the Relative TSR Modifier based on the percentile ranking of WBD's relative total stockholder return as compared to our peers in the S&P 500 Media and Entertainment Index over the three-year performance period (2023-2025) as set forth below:

2023-2025 Relative TSR Modifier
Percentile 100% 75% 50% 25% 0%	Modifier 150% 110% 100% 90% 50%
In February 2026, the Committee assessed WBD's TSR performance over the 2023-2025 performance period with the assistance of its independent compensation consultant. WBD's 2023-2025 TSR of 91.9% placed the Company at the 49.4% percentile of the peer group, resulting in a Relative TSR Modifier of 99.76%. This resulted in a downward adjustment of the payout for the 2023 Annual PRSUs to the other NEOs from 200% to 199.5%. These awards vested and were paid out in March 2026.
With respect to the 2024 Supplemental PRSUs awarded to NEOs other than the CEO, the Committee certified in February 2026 that, based on WBD's two-year FCF performance over the 2024-2025 performance period versus the pre-established target, the 2024 Supplemental PRSUs awarded to the other NEOs would vest at 200% of target. For the 2024 Supplemental PRSUs awarded to the other NEOs that vested in February 2026, 50% of the shares were distributed at the time of vesting, and 50% will be distributed in January 2027 subject to the applicable NEO’s continued employment and the other terms and conditions of the award.

Other NEOs 2024 Supplemental PRSUs	Threshold	Target	Above Target	Actual Achievement	Payout
Two-Year Free Cash Flow (2024-2025) ($ in millions)	$5,425	$7,750	$8,525	$8,926	200%

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Retirement Plans and Other Benefits

Retirement Benefits

Our NEOs, all of whom are U.S.-based, generally participate in the same benefit plans on the same terms as are offered to other U.S.-based full-time employees. We offer a 401(k) defined contribution plan as well as a nonqualified deferred compensation plan, the Supplemental Retirement Plan (the "SRP"), that is available to certain U.S.-based senior employees, including all of the NEOs. The eligible NEOs participate in these plans on the same terms and conditions as other eligible employees.
To encourage participation in the 401(k) plan, we make a matching contribution of 100% of the employee’s first 6% of eligible compensation that is contributed each pay period as before-tax and/or Roth after-tax contributions, subject to certain limits under applicable tax regulations. We do not make matching contributions into the SRP. In addition to base salary deferrals, participants in the SRP are also permitted to defer a portion of their annual bonus award into the SRP. The 401(k) and SRP offer similar investment options, with the amounts actually invested for the 401(k) plan and with earnings (or losses) measured hypothetically for the SRP.
We believe the SRP is necessary to allow employees who would otherwise be limited by IRS restrictions on the amount of compensation that may be considered in participation in our 401(k) plan to save a proportionate amount for retirement and support the goals of providing competitive compensation packages to our employees.
For more information about the SRP, please refer to the 2025 Nonqualified Deferred Compensation Table under "Executive Compensation Tables" below.

Health, Welfare and Other Personal Benefits

The NEOs are eligible to participate in the health, welfare and fringe benefits we generally make available to our U.S.-based regular full-time employees, such as basic and supplemental life insurance and short and long-term disability.
In addition, we provide the following perquisites and other personal benefits to our NEOs:

Relocation Expenses and International Assignment Benefits
We provide relocation and international assignment benefits consistent with our various relocation and international long-term assignment policies. Our relocation policies provide for various moving benefits, including a pre-move househunting trip, shipment of goods, temporary living and final travel. Our international long-term assignment policies include reimbursing relocation costs, offering education and other allowances and providing for tax equalization, which is intended to maintain the executive’s out of pocket tax liabilities at the same level they would have been had the executive not been assigned to a foreign jurisdiction. For some benefits, our policies include paying the executive an amount equal to the tax resulting from the reimbursement or allowance (a "gross-up").

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Aircraft Usage
Per the terms of his employment agreement, Mr. Zaslav is permitted to utilize our corporate aircraft for up to 250 hours of personal flight time each year. The first 125 hours are provided to him at the Company's expense, and, with respect to the second 125 hours, Mr. Zaslav is required to reimburse the Company at a rate of two times the cost of fuel, as provided in the aircraft time-sharing agreement between the Company and Mr. Zaslav. The Committee believes that providing Mr. Zaslav with access to our corporate aircraft for personal travel facilitates Mr. Zaslav's provision of services to the Company and also ensures Mr. Zaslav's safety, as further discussed below under "Executive Security Program."
Family members may accompany Mr. Zaslav on authorized business flights on our corporate aircraft at no aggregate incremental cost to the Company. We typically provide a gross-up to Mr. Zaslav to cover taxes for imputed income arising when a family member accompanies him on business travel at the request of the Company (e.g., when Mr. Zaslav’s spouse accompanies him to a business event in which attendance by a spouse is customary and serves our business interests).

Car Allowance	We provide Mr. Zaslav with a monthly car allowance as set forth in his employment agreement.

Executive Security Program
We have provided certain personal security services to ensure Mr. Zaslav's safety for several years. In 2023, the Committee implemented a comprehensive security program for Mr. Zaslav, following a review by internal and external security professionals. The Committee authorized a security program for Mr. Zaslav to address safety concerns due to specific threats to his safety arising directly as a result of Mr. Zaslav’s high profile position as our CEO. We believe these security measures are for the benefit of the Company and our stockholders because of the importance of Mr. Zaslav and his leadership to WBD and we believe that the scope and costs of these security programs are appropriate and necessary.
Under Mr. Zaslav's overall security program, we pay for costs related to personal security for him at his residences and during personal travel, including the annual costs of security personnel for his protection and the procurement, installation, and maintenance of certain security measures for his residences. As noted above, the Committee considers Mr. Zaslav's use of the WBD Aircraft for personal travel to be consistent with the Company's approach to CEO security.
Although we do not consider Mr. Zaslav’s overall security program to be a perquisite for his benefit for the reasons described above, the costs related to personal security for Mr. Zaslav at his residences and during personal travel pursuant to his overall security program are reported as other compensation to Mr. Zaslav in the "All Other Compensation" column of the 2025 Summary Compensation Table.
The costs of Mr. Zaslav's security program vary from year to year depending on requisite security measures, his travel schedule, and other factors. The Committee believes that these costs are appropriate and necessary in light of the threat landscape. The Committee periodically evaluates this program, including a review of security professional assessments of safety threats and recommendations for the security programs. The Committee last conducted such a review in February 2025 and, based on analysis provided by internal and external security professionals, it approved enhancements to Mr. Zaslav's security program which are reflected in the costs reported in the 2025 Summary Compensation Table.
We also, from time to time as circumstances dictate, provide limited personal security for other employees, including other NEOs. Any costs related to personal security for our NEOs are reported in the "All Other Compensation" column of the 2025 Summary Compensation Table.

For more information regarding the perquisites provided in 2025 to each NEO, please refer to the "All Other Compensation" column of the 2025 Summary Compensation Table.

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Compensation Decision Making
Role of the Compensation Committee
The Committee operates pursuant to a written charter, a copy of which is posted to the Investor Relations section of our corporate website at ir.wbd.com. The Committee is responsible for developing, implementing and regularly reviewing adherence to our compensation philosophy. In fulfilling these responsibilities, the Committee:
■regularly reviews best practices and market trends in executive compensation and modifies our programs, as the Committee deems appropriate, to support our business goals and strategies;
■conducts an annual risk assessment of our compensation programs;
■aligns compensation decisions with our corporate objectives and strategies;
■reviews and approves the amounts and elements of compensation and the terms of new employment agreements or extensions to existing employment agreements for our CEO, other NEOs and other Section 16 Officers; and
■approves the annual financial and strategic goals relevant to the compensation of our CEO and CFO, and the bonus design and metrics for our other NEOs and other Section 16 Officers.
The Committee consults with the Board regarding the terms and structure of the CEO’s employment agreement, and reports out to the Board on its annual compensation decisions for the CEO.
Role of the CEO in Compensation Decisions
The CEO plays a significant role in the compensation decisions for the other NEOs and Section 16 Officers. The CEO makes annual recommendations to the Committee regarding base salary, annual cash bonus, and LTI awards for each of the Section 16 Officers, including the other NEOs. The CEO also recommends to the Committee proposed terms of new employment agreements and amendments to existing agreements for the other NEOs, working closely with our Chief People and Culture Officer and Executive Vice President of Total Rewards, to develop these recommendations. The CEO’s recommendations are based on:
■his assessment of various strategic and financial factors, generally including the executive’s annual and long-term performance as documented in detailed self-assessments prepared by the executive and performance reviews prepared by the CEO;
■our enterprise-wide performance, as well as that of the line of business or function that the executive leads or provides services to;
■the executive’s compensation relative to that of our other executives (internal equity);
■the executive’s compensation relative to that of executives in similar roles at the companies in our peer group (external competitiveness);
■our overall approach to compensation for employees for the year; and
■contractual obligations under the executive’s employment agreement.
The CEO also provides the Committee with proposed strategic goals for himself. The Committee reviews and modifies these goals to ensure that they align with the approved strategies and priorities set by the Board and then discusses the revised goals with the CEO, including the weightings to reinforce which goals have the greatest priorities for the year. The degrees to which the CEO achieves the goals are used, in part, to determine the annual bonus and, in part, the vesting of his annual PRSU awards. The CEO provides his own assessment of his performance and achievement of strategic goals but does not otherwise participate in the Committee’s deliberations or decisions regarding his annual compensation.

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Role of the Independent Compensation Consultant
During 2025, the Committee retained Pay Governance LLC ("Pay Governance") to advise it on compensation matters generally and specifically on compensation decisions for our Section 16 Officers.
Pay Governance is retained directly by, and reports to, the Committee. Pay Governance assisted the Committee by providing it with the following services, among others. Pay Governance does not provide any services to WBD management and did not provide any such services during 2025.
■assisting in peer group selection and competitive benchmarking for executive officers and other senior executives used in the annual salary review, bonus and long-term incentive decisions;
■advising the Committee on competitive and best practices, including executive compensation trends, performance measures, and annual cash bonus and long-term incentive plan designs;
■advising on employee equity grants, executive employment agreements, and other executive compensation matters;
■assisting the Committee with the review of its charter;
■providing an evaluation and assessment of risk in compensation program design, policies, and procedures;
■reviewing this CD&A; and
■benchmarking director compensation for Board and committee service.
The Committee annually reviews its relationship with any engaged independent compensation consultant to determine if any conflicts of interest exist in their provision of services to the Committee. The Committee also regularly conducts independence reviews for any current or newly engaged compensation consultant. In its 2025 review, after considering the factors set forth in the applicable securities regulations and stock exchange rules, the Committee concluded that Pay Governance did not have any conflict of interest with respect to the services it provides to the Committee. The Committee’s conclusion was based on the following:
■Pay Governance reports solely to the Committee. Our management is not involved in the negotiation of fees charged by either firm or in the determination of the scope of work performed by either firm. The Committee has the sole authority to hire and terminate any independent compensation consultant;
■there are no business or personal relationships between Pay Governance and any member of the Committee or any executive officer of the Company;
■revenue from WBD (other than fees for services to the Committee) represented less than 1% of Pay Governance's total revenue for 2025;
■Pay Governance disclosed its conflicts of interest policies to the Committee. The Committee believes that these policies provide reasonable assurance that conflicts of interest will not arise; and
■Pay Governance has represented to the Committee that, per its respective conflicts of interest policies, neither the firm nor any of its employees is a WBD stockholder.

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Compensation Decisions Framework
The Committee generally makes decisions in the first 90 days of the calendar year regarding annual adjustments to base salary ("Annual Base Salary Review"), the payout amount for annual cash bonus awards with respect to the immediately preceding year ("Annual Bonus Review"), and annual LTI awards ("Annual LTI Review") for our executive officers. This annual process includes a review of the following factors, designed to align the Committee’s compensation actions with our compensation principles and objectives:
■executive compensation market data from our peer group (discussed below);
■relevant employment contract requirements;
■self-evaluation of each NEO’s annual performance;
■the CEO’s evaluation of each NEO’s annual performance (other than Mr. Zaslav himself);
■achievement of annual financial goals established by the Committee each year for the ICP, the annual cash bonus program that applies to the NEOs other than the CEO;
■achievement of financial and strategic goals established by the Committee each year for the annual cash bonus for the CEO; and
■achievement of annual financial goals established by the Committee for the PRSU awards to the NEOs and the financial and strategic goals established by the Committee for the PRSU awards to the CEO.
These factors are considered as a whole, with no specific weight given to any particular factor or factors.
Additional detail about the factors considered in the Committee’s compensation decisions is provided throughout this CD&A.
Peer Group Analysis and Tally Sheets
Peer Group Analysis
The Committee annually reviews data from a group of peer companies to support compensation decisions for the NEOs. The peer companies are chosen by the Committee to best match our scope of business in terms of revenues, FCF, market capitalization and enterprise value, complexity of operations and global scope, as well as proximity to the sectors of the media and entertainment industry in which we operate. The peer group also represents meaningful competition for us in the executive labor market. The Committee reassesses this list annually, with the assistance of its compensation consultant, and considers the inclusion of new, relevant peers, and the elimination of companies from the peer group that no longer provide a strong basis for comparison (including removing peers that have been acquired or otherwise materially have changed their corporate structure).
The Committee used the WBD Peer Group set forth in the table below for the Annual Base Salary Review, Annual Bonus Review and Annual LTI Review and other 2025 compensation decisions that it made in the fall of 2024 and in February and March of 2025. In June 2025, the Committee again conducted its annual review of the WBD Peer Group and determined that it remained an appropriate set of peer companies to help inform the Committee's compensation decisions. As a result, no changes were made, and the peer companies set forth in the table below constituted the WBD Peer Group used by the Committee for the Annual Bonus Review, Annual LTI Review and other 2025 and 2026 compensation decisions made in the fall of 2025 and in February and March of 2026. Where appropriate, the Committee also used survey data provided by its compensation consultants or publicly available data from other companies to inform its decisions with respect to specific roles.

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WBD Peer Group

Charter Communications, Inc, (CHTR)	Fox Corporation (FOX)	Paramount Global (PARA)*
Comcast Corporation (CMCSA)	Liberty Global Ltd. (LBTYA)	Sirius XM Holdings, Inc. (SIRI)
Electronic Arts Inc. (EA)	Meta Platforms, Inc. (META)	The Walt Disney Company (DIS)
Netflix, Inc. (NFLX)
*    Paramount Global became Paramount Skydance Corporation (PSKY) in August 2025.
Tally Sheets
The Committee regularly reviews tally sheets prepared for each of the NEOs to allow consideration of both current and historical compensation. The tally sheets allow the Committee to review an integrated snapshot of the individual and aggregated elements of each NEO’s compensation.
Long-Term Incentive Award Governance
Annual LTI Review and New Hire/Contract Renewal Awards
The Committee generally considers LTI awards to the NEOs in two categories: annual awards, in the same process used for executive-level employees early each year in the Annual LTI Review, and awards for newly-hired executives or in conjunction with promotion to a role with larger scope. The Committee generally approves annual awards to Messrs. Wiedenfels, Campbell and Perrette and to Ms. Aiyar as part of the Annual LTI Review, which typically takes place in February of each year. Mr. Zaslav’s LTI awards for each year are specified in his employment agreement, although the Committee determines performance metrics for each performance-based award to Mr. Zaslav at the time the award is made.
In the Annual LTI Review, as an initial matter, the Committee reviews market data for similar roles in the peer group and determines a target amount for the LTI awards that is expressed as a dollar value. With respect to each NEO other than the CEO, the CEO then reviews the target value approved by the Committee and recommends a dollar value for the award based on each NEO’s individual performance. The Committee approves the overall award value, which is then converted into a number of awards, as further described below.
For new hire and awards to recognize promotion to a new role with greater responsibility, the Committee follows a similar process, referring to market data, as well as internal equity and the overall compensation terms of the agreement. The Committee determines a target amount expressed as a dollar value, which is then converted into a number of units, as further described below.
Timing of Awards
The Committee’s intent is to approve equity awards annually in February each year, with new hire and promotion grants made throughout the year in the Committee’s regular meetings. The Committee generally uses a consistent grant date for annual grants approved in February of the later of March 1 or two business days following the filing of the Company's Annual Report on Form 10-K. This allows a consistent grant date and vesting schedule for annual awards made to employees and provides for consistent annual grant timing.
For new hire and promotion grants made at other times throughout the year to employees other than the Section 16 Officers, the Committee has delegated authority for making such grants to the CEO and Chief People and Culture Officer within certain dollar and share limits. These awards are typically made on the 15th of each month and all awards made pursuant to such delegation are reported to the Committee at its next regular meeting. On occasion for administrative convenience, the Committee may make a grant with a future effective date, with the grant price set on the future effective date, including in connection with the incremental equity awards granted to Messrs. Campbell and Perrette in connection with the Amendments, as described above in "NEO Compensation in 2025 - Long-Term Incentive Compensation."
Our equity awards are not granted in anticipation of the release of material, non-public information and the disclosure of material, non-public information is not timed on the basis of equity award grant dates.

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Other Compensation-Related Matters
Risk Considerations in our Compensation Programs
In view of the current economic and financial environment, the Committee has reviewed the design and operation of our incentive compensation arrangements. The Committee has determined that these arrangements do not provide our employees with incentive to engage in business activities or other actions that would threaten our value or the investment of our stockholders, or that would otherwise be reasonably likely to have a material adverse effect on us. Pay Governance assisted the Committee in its risk assessment of our executive compensation programs in meetings throughout 2025 and advised the Committee in reaching this conclusion as to those plans.
Executive Stock Ownership Policy
We have a robust executive stock ownership policy that applies to each of the NEOs. The policy requires each NEO to hold a specified amount of our stock, calculated as a multiple of the executive’s base salary, as described in the table below.

Position	Requirement (multiple of base salary)	Timeframe to reach (from later of effective date or becoming covered by policy)
CEO*	6X	5 years
Other NEOs	2X	5 years
*    Mr. Zaslav is also required to hold an additional 1,500,000 shares of common stock pursuant to his employment agreement.
The Committee determined that any shares of our stock beneficially owned by the covered executive, as well as unvested awards of PRSUs and RSUs, but not shares underlying unvested or unexercised stock options, would be counted for purposes of meeting the stock holding target. Once an executive meets the target, the executive is expected to maintain holdings at the target for as long as he or she remains in a role that is identified as a covered executive under the policy. The Committee may consider failure to meet the requirements of the policy in making compensation decisions for a covered executive and may take any other action appropriate to support the intent of the policy, including requiring an executive to retain a percentage of shares pursuant to stock option exercises or vesting events in future years.
The Committee annually reviews each NEO's progress toward meeting the requirements of the executive stock ownership policy. Each of the NEOs at the time of the 2025 review had met or was on track to meet their respective stock holding requirements. Please see "Stock Ownership—Security Ownership of Management" beginning on page 103 for additional information on the stock ownership of our CEO and other NEOs.
Clawback Policy
WBD maintains the Warner Bros. Discovery, Inc. Compensation Clawback Policy which is intended to comply with the SEC’s and Nasdaq’s rules requiring adoption of a clawback policy applicable to incentive-based compensation for current and former Section 16 officers of listed companies. All current Section 16 officers of the Company, including all of the NEOs, have agreed in writing that employment agreements and other compensation agreements and plans are subject to the policy. Under the policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers.
In addition, our equity grant documents for all employees, including the NEOs, contain clawback language that provides, in addition to any other remedies available to us (but subject to applicable law), if the Board, or the Committee, determines that any employee has engaged in fraud or misconduct that resulted in a financial restatement, we may recover, in whole or in part, any equity-based compensation, received by the employee from us in the 12 months after the filing of the financial statement that was found to be non-compliant. The Committee adopted these grant provisions as a further deterrent to fraudulent activity.

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Hedging and Derivative Trading Transactions
Our insider trading policy prohibits employees, including the NEOs, and our directors from engaging in certain derivative transactions. Specifically, they may not, at any time:
■trade in any public puts, calls, covered calls or other derivative products involving Company securities; or
■engage in short sales of Company securities.
Hedging of our stock by the NEOs is only permitted with the prior approval of our Chief Legal Officer. In 2025, none of our NEOs engaged in any hedging transactions.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to any person who is a "covered employee" under this rule. The term "covered employee” includes any person who is or was a named executive officer of the Company under the proxy disclosure rules in any year after 2016. Accordingly, to the extent that compensation in excess of $1 million is payable to any such person, it is likely that the excess amount will not be deductible by the Company or its subsidiaries for federal income tax purposes. The Committee has from time to time considered the impact of Section 162(m) on elements of our compensation program, but strongly believes that the deductibility of compensation is just one of many important factors in determining our compensation philosophy.
Impact of the Most Recent Say on Pay Vote
At our 2025 Annual Meeting held on June 2, 2025, we held an advisory vote on executive compensation, or "Say on Pay" vote, and a majority of the votes cast by stockholders were cast against our executive compensation program.
Our executive compensation program is designed to pay for performance and effectively balance executive and stockholder interests. The Committee considered the outcome of the "Say on Pay" vote from the 2025 Annual Meeting, and while it continues to believe that our executive compensation structure, which includes long-term agreements with each of our NEOs and delivers a significant majority of NEO compensation in performance-based vehicles, is effective in meeting our compensation objectives, it took note of the negative 2025 "Say on Pay" vote when making compensation decisions after the 2025 Annual Meeting.
This was most evident in the Committee's consideration and adoption of a new employment agreement for our CEO.
When it approved the Zaslav 2025 Employment Agreement, the Committee took the opportunity to redesign Mr. Zaslav’s compensation package, effective following the proposed separation, which the Committee believed would achieve the following goals:
■Secure Mr. Zaslav’s continued leadership and incentivize his critical contributions to position WBD for success until the proposed separation and to build a strong foundation for long-term stockholder value creation at Warner Bros.;
■Address stockholder feedback and preferences with respect to CEO compensation structure; and
■Foster a stronger pay-for-performance alignment by allocating a significant portion of Mr. Zaslav’s target annual compensation to be at-risk in long-term equity incentives.
In considering Mr. Zaslav’s new compensation package, the Committee, in consultation with its independent compensation consultant, assessed a range of inputs, including stockholder feedback obtained over the last few years, peer group practices and benchmarks, strategic priorities of WBD and the value creation opportunities presented by the proposed separation. Additionally, the Committee considered Mr. Zaslav’s deep understanding of our strategy and operations, extensive industry experience and leadership, as well as his role in developing the vision for the separation of the two companies, which the Committee believed uniquely positioned him to lead WBD through the consummation of the proposed separation and serve at the helm of Warner Bros. through its initial formative period as a standalone company.
Following our Board’s decision to initiate a review of strategic alternatives, we entered into an amendment to the Zaslav 2025 Employment Agreement to better align the incentives provided therein with the interests of our stockholders in the context of the range of options that were under evaluation in the strategic review. We took the opportunity in the amendment to

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ensure that we would achieve the stronger pay-for-performance alignment of Mr. Zaslav’s compensation that was contemplated if we completed the proposed separation by providing that even if the proposed separation was not completed, the modified compensation terms described below would become effective no later than January 1, 2028.
Those modified terms include a significant reduction in Mr. Zaslav's target annual compensation, including a lower annual cash compensation opportunity and reorientation of the total pay mix toward long-term incentives, which the Committee believed would foster a stronger alignment with stockholders and incentivize sustained, long-term value creation. In addition, the Zaslav 2025 Employment Agreement eliminated the specific performance metric weighting that would apply to the CEO's annual cash incentive opportunity and annual performance equity awards and also eliminated the fixed one-year performance period for the CEO's annual performance equity awards, which would have provided the Committee with greater flexibility to determine appropriate performance metrics and periods, as applicable, for the annual cash incentive opportunity and the annual performance equity awards.
There is one particularly relevant provision of the Zaslav 2025 Employment Agreement that became effective upon entry into the agreement: the elimination of single-trigger cash severance. The Committee adopted a double-trigger cash severance provision for Mr. Zaslav in the event of a change in control transaction (including the pending merger with Paramount), thereby eliminating the legacy single-trigger provision. This change, effective as of June 12, 2025, was adopted in response to stockholder feedback and aligns with leading market practice. The Committee believes it represents the Board’s commitment to aligning the Company's compensation structure with its strategic priorities.
In addition to the changes described above in the Zaslav 2025 Employment Agreement, the Committee also removed the modifier tied to FCF performance that had been applied to Mr. Zaslav's 2023, 2024 and 2025 annual PRSU awards, and it did not award any Supplemental PRSUs to Mr. Zaslav in 2026.
We remain committed to giving stockholders an annual opportunity to express their views on our executive compensation program. See "Proposal Three—Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay") on page 97 for additional information on the 2026 "Say on Pay" vote.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended that the Compensation Discussion and Analysis be included in this proxy statement.
This report is respectfully submitted by the members of the Compensation Committee of the Board.
Paul A. Gould Chair
Richard W. Fisher
Debra L. Lee
Kenneth W. Lowe
Geoffrey Y. Yang
Executive Compensation Tables
The following tables set forth compensation information for our NEOs.
2025 Summary Compensation Table
The following Summary Compensation Table provides information concerning the 2025 compensation of our Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at fiscal year end (December 31, 2025) ("named executive officers" or "NEOs"). For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
David M. Zaslav President and Chief Executive Officer	2025	3,000,000		22,597,744	109,593,181	25,726,018	4,092,423	(6)	165,009,366
	2024	3,000,000		23,098,980		23,897,060	1,922,523		51,918,563
	2023	3,000,000		23,078,769		22,000,000	1,623,777		49,702,546
Gunnar Wiedenfels Chief Financial Officer	2025	2,142,400		8,188,512	2,093,522	5,214,718	35,610	(7)	17,674,762
	2024	2,126,554		8,304,908	1,753,532	4,811,246	61,344		17,057,584
	2023	2,049,154		8,357,236	2,073,019	4,551,770	25,791		17,056,970
Priya R. Aiyar* Chief Legal Officer	2025	1,323,077		17,733,175	1,308,451	2,670,505	223,839	(8)	23,259,047
Bruce L. Campbell Chief Revenue and Strategy Officer	2025	2,799,631		9,427,189	2,226,612	7,772,740	36,961	(9)	22,263,133
	2024	2,658,193		8,700,661	1,725,068	6,633,976	61,992		19,779,890
	2023	2,561,443		8,758,506	2,028,321	4,865,650	54,356		18,268,276
Jean-Briac Perrette CEO and President, Global Streaming and Games	2025	2,744,154		9,427,189	2,511,522	6,979,714	864,118	(10)	22,526,697
	2024	2,658,193		8,700,661	1,863,124	6,400,990	101,595		19,724,563
	2023	2,561,443		8,758,506	2,202,585	5,959,650	660,517		20,142,701
*    Partial year. Ms. Aiyar joined the Company on February 24, 2025.
(1)The dollar amounts in this column represent the actual salary amount that each NEO earned in 2025. Amounts may vary from salary amounts stated in their respective employment agreements due to increases from the Annual Base Salary Review (as discussed in the CD&A) or, in the case of Messrs. Campbell and Perrette, their entry into the Amendments, as well as the timing of payments made under our normal payroll practices.
(2)The amounts in this column represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of PRSUs and RSUs for each of the applicable fiscal years. For each of the RSU awards and PRSU awards without a market condition, the grant date fair value is calculated using the closing price of our common stock on the grant date as if these awards were fully vested and issued on the grant date. See Note 15 to our 2025 Form 10-K for information regarding the value determination of the PRSU awards without a market condition. For the PRSU awards with a market condition, the grant date fair values were calculated using a Monte Carlo simulation model, determined based on the probable outcome of the performance condition as of the grant date. There can be no assurance that these grant date fair values will ever be realized by any NEO. See the 2025 Grants of Plan-Based Awards table for additional information on PRSU and RSU awards made in 2025.

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(3)The amounts in this column reflect the grant date fair value computed in accordance with FASB ASC Topic 718 with respect to option awards granted to our NEOs for each of the applicable fiscal years. For time-based options, we calculate the grant date fair value using the Black-Scholes model, using the assumptions described in Note 15 to our 2025 Form 10-K. For performance-based options (only applicable to a portion of our CEO's options), the grant date fair value was calculated using a Monte Carlo simulation model, determined based on the probable outcome of the performance condition as of the grant date. These amounts do not reflect actual payments made to our NEOs. There can be no assurance that the full grant date fair value will ever be realized by any NEO.
(4)These amounts reflect the cash performance awards earned by the applicable NEO for 2025. These amounts were calculated as described in the CD&A beginning on page 46.
(5)The table below outlines payments made on behalf of the NEOs under our U.S. benefit plans in 2025. For more information regarding these benefits, please see "NEO Compensation in 2025—Retirement Plans and Other Benefits" beginning on page 70 in the CD&A.

		Disability/Long Term Care ($)	Matching Contributions
	Basic Life ($)		401(k) ($)
Mr. Zaslav	1,805	6,890	21,000
Mr. Wiedenfels	1,805	4,361	21,000
Ms. Aiyar	1,324	856	21,000
Mr. Campbell	1,805	5,567	21,081
Mr. Perrette	1,805	1,390	21,175
(6)Includes $16,800 for a car allowance and $3,259,157 for costs related to personal security for Mr. Zaslav at his residences and during personal travel. See "Compensation Discussion and Analysis - NEO Compensation in 2025 - Retirement Plans and Other Benefits - Executive Security Program" on page 71 in the CD&A for more information regarding our policies for Mr. Zaslav's security. The amount reported also includes $758,804 for personal use of corporate aircraft (including family travel for which Mr. Zaslav is not provided a tax gross-up) and $10,265 for tax gross-ups associated with business associate and spousal travel on corporate aircraft at the request of the Company that is considered business use. See "Compensation Discussion and Analysis - NEO Compensation in 2025—Retirement Plans and Other Benefits—Aircraft Usage" on page 71 in the CD&A for more information regarding our policies for Mr. Zaslav’s use of corporate aircraft.
(7)Includes $6,381 for costs related to limited personal security for Mr. Wiedenfels and $2,063 for tax gross-ups associated with travel on corporate aircraft at the request of the Company that is considered business use.
(8)Includes $89,695 in relocation benefits and $110,964 in associated tax gross-ups provided to Ms. Aiyar consistent with our relocation policy due to her relocation from Texas to New York in 2025.
(9)Includes $5,754 for tax gross-ups associated with travel on corporate aircraft at the request of the Company that is considered business use.
(10)Includes $789,792 for tax equalization payments made by the Company in 2025 and $49,956 for personal tax services paid for by the Company on behalf of Mr. Perrette pursuant to our relocation policy due to his relocation from the U.K. to the U.S. in 2022.

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2025 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Threshold ($)	Target(1) ($)	Maximum(2) (#)	Threshold (#)	Target (#)		Maximum (#)
D. Zaslav WBD Common Stock			0	22,000,000	27,500,000
	3/3/2025	3/3/2025				0	261,780	(3)	523,560	(3)						2,884,816
	3/3/2025	3/3/2025				0	785,341	(4)	1,570,682	(4)						8,654,458
	3/3/2025	3/3/2025				0	1,003,491	(5)	2,006,982	(5)						11,058,470
	6/12/2025	6/12/2025											4,179,755	(6)	10.16	22,069,106
	6/12/2025	6/12/2025											4,179,755	(6)	10.16	21,985,511
	6/12/2025	6/12/2025											4,179,756	(6)	10.16	21,851,765
	6/12/2025	6/12/2025											8,359,510	(7)	10.16	43,686,799
G. Wiedenfels WBD Common Stock			0	3,749,200	6,561,100
	3/3/2025	3/3/2025											374,512	(8)	11.02	2,093,522
	3/3/2025	3/3/2025									174,521	(9)				1,923,221
	3/3/2025	3/3/2025				0	349,041	(10)	942,411	(10)						4,342,070
	3/3/2025	3/3/2025				0	174,521	(11)	349,042	(11)						1,923,221
P. Aiyar WBD Common Stock			0	2,400,000	4,200,000
	3/3/2025	3/3/2025											234,070	(8)	11.02	1,308,451
	3/3/2025	3/3/2025									109,076	(9)				1,202,018
	3/3/2025	3/3/2025				0	218,151	(10)	589,008	(10)						2,713,798
	3/3/2025	3/3/2025				0	87,261	(11)	174,522	(11)						961,616
	3/17/2025	3/17/2025									1,226,693	(12)				12,855,743
B. Campbell WBD Common Stock			0	5,892,000	10,311,000
	3/3/2025	3/3/2025											397,919	(8)	11.02	1,939,457
	3/3/2025	3/3/2025									185,428	(9)				2,043,417
	3/3/2025	3/3/2025				0	370,856	(10)	1,001,311	(10)						4,613,449
	3/3/2025	3/3/2025				0	174,521	(11)	349,042	(11)						1,923,221
	8/15/2025	8/15/2025											46,814	(13)	11.85	287,155
	8/15/2025	8/15/2025									21,816	(14)				258,520
	8/15/2025	8/15/2025				0	43,631	(10)	117,804	(10)						588,582
J. Perrette WBD Common Stock			0	5,700,000	9,975,000
	3/3/2025	3/3/2025											397,919	(8)	11.02	2,224,367
	3/3/2025	3/3/2025									185,428	(9)				2,043,417
	3/3/2025	3/3/2025				0	370,856	(10)	1,001,311	(10)						4,613,449
	3/3/2025	3/3/2025				0	174,521	(11)	349,042	(11)						1,923,221
	8/15/2025	8/15/2025											46,814	(13)	11.85	287,155
	8/15/2025	8/15/2025									21,816	(14)				258,520
	8/15/2025	8/15/2025				0	43,631	(10)	117,804	(10)						588,582
(1)These amounts reflect the possible payouts with respect to awards of annual cash bonus for performance in 2025. Each of the foregoing bonuses are subject to the Committee's authority to exercise "downward discretion." These amounts of annual cash bonus awards actually paid for performance in 2025 are disclosed in the Non-Equity Incentive Plan Compensation column of the 2025 Summary Compensation Table. For more information regarding the terms of these annual cash bonus awards, please see "Compensation Discussion and Analysis - NEO Compensation in 2025 - Annual Cash Bonus Awards."
(2)Amounts in excess of this maximum may be paid by the Committee on a discretionary basis.
(3)These amounts represent Annual PRSU awards. The Annual PRSUs vest if WBD achieves certain one-year financial performance targets. In February 2026, the Committee certified that the financial target had been over-achieved and certified the PRSUs to vest at 200% of target. Of the amount that vested, 70% was distributed on February 24, 2026 and 30% will be distributed on January 6, 2029, assuming Mr. Zaslav continues to be employed by WBD. For more information regarding these awards, please see "Compensation Discussion and Analysis - NEO Compensation in 2025 - Long-Term Incentive Compensation."
(4)These amounts represent Annual PRSU awards. The Annual PRSUs vest if Mr. Zaslav achieves certain one-year strategic performance goals, which the Committee certified were achieved in February 2026. In addition, because of over-achievement of the related financial metric, these Annual PRSUs vested at 200% of target. Of the grant, 70% was distributed on February 24, 2026 and 30% will be distributed on January 6, 2029, assuming Mr. Zaslav continues to be employed by WBD. For more information regarding these awards, please see "Compensation Discussion and Analysis— NEO Compensation in 2025—Long-Term Incentive Compensation."

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(5)These amounts represent Supplemental PRSU awards granted to our CEO in 2025. The Supplemental PRSUs vest if WBD achieves certain one-year financial performance targets. In February 2026, the Committee certified that the financial target had been over-achieved and certified the PRSUs to vest at 200% of target. Of the amount that vested, 70% was distributed on February 24, 2026 and 30% will be distributed on January 6, 2029, assuming Mr. Zaslav continues to be employed by WBD. For more information regarding these awards, please see "Compensation Discussion and Analysis—NEO Compensation in 2025—Long-Term Incentive Compensation."
(6)This award constitutes the performance-based portion of the Signing Options that were granted to Mr. Zaslav in connection with his entry into the Zaslav 2025 Employment Agreement. The stock price hurdles applicable to these options were achieved by October 8, 2025 and the options remain subject to time-based vesting criteria, vesting 20% annually over five years beginning on June 12, 2026. For a discussion of the vesting conditions applicable to the Signing Options see “Executive Compensation—NEO Compensation in 2025—One-Time Equity Awards.”
(7)This award constitutes the portion of the Signing Options that are subject only to time-based vesting criteria that were granted to Mr. Zaslav in connection with his entry into the Zaslav 2025 Employment Agreement. This award vests 20% annually over five years beginning on June 12, 2026.
(8)These amounts represent stock options that will vest in three substantially equal installments on the first, second, and third anniversaries of the grant date and expire on March 1, 2032.
(9)These amounts represent restricted stock units that will vest in three substantially equal installments on the first, second, and third anniversaries of the grant date.
(10)These amounts represent Annual PRSU awards, with two separate performance vesting criteria: (a) a two-year performance period from January 1, 2025 to December 31, 2026 based on a financial target, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2025-2027. The Annual PRSUs will vest on the third anniversary of the grant date. Unless an earlier performance assessment is required in connection with the closing of the merger with Paramount, the Committee will certify our financial performance in February 2027 and determine the relative TSR performance following the end of 2027 and modify the payout of the Annual PRSUs accordingly. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(11)These amounts represent Supplemental PRSU awards granted in 2025. The Supplemental PRSUs vest 50 % on the second and third anniversaries of the grant date if WBD achieves certain two-year financial performance targets. Unless an earlier performance assessment is required in connection with the closing of the merger with Paramount, the Committee will certify the Company's performance versus the two-year performance period in February 2027. For more information regarding these awards, please see "Compensation Discussion and Analysis—NEO Compensation in 2025—Long-Term Incentive Compensation."
(12)These amounts represent a one-time sign-on grant of restricted stock units to Ms. Aiyar intended to replace an annual bonus payment and equity from her former employer that was forfeited when she joined WBD as our Chief Legal Officer. This award vested 40% on December 15, 2025 and will vest 35% on December 15, 2026, and 25% on December 15, 2027.
(13)These amounts represent the incremental stock options granted in connection with the Amendments that will vest in three substantially equal installments on March 3, 2026, March 3, 2027, and March 3, 2028.
(14)These amounts represent the incremental restricted stock units granted in connection with the Amendments that will vest in three substantially equal installments on March 3, 2026, March 3, 2027, and March 3, 2028.

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Outstanding Equity Awards at 2025 Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(1)	Number of unearned units that have not vested(1)		Market value of unearned units that have not vested(1)
	Option Awards					Stock Awards
D. Zaslav WBD common stock	1,635,284	0		$35.65	5/16/2028	523,560	(13)(14)	$15,088,999
	1,139,560	379,854	(2)	$37.43	5/16/2028	1,570,682	(13)(15)	$45,267,055
	1,028,072	529,613	(3)	$39.30	5/16/2028	2,006,982	(13)(16)	$57,841,221
	801,646	801,646	(4)	$41.27	5/16/2028
	0	1,682,083	(5)	$43.33	5/16/2028
	680,063	680,064	(6)	$35.65	5/16/2028
	355,308	1,065,926	(7)	$37.43	5/16/2028
	0	1,401,917	(8)	$39.30	5/16/2028
	0	1,270,188	(9)	$41.27	5/16/2028
	0	1,322,488	(10)	$43.33	5/16/2028
	148,599	49,533	(2)	$37.43	1/3/2029
	0	4,179,755	(11)	$10.16	6/12/2032
	0	4,179,755	(11)	$10.16	6/12/2032
	0	4,179,756	(11)	$10.16	6/12/2032
	0	8,359,510	(12)	$10.16	6/12/2032
G. Wiedenfels WBD common stock	130,546	0		$58.18	3/1/2028	53,476	(20)	$1,541,178	910,126	(26)	$26,229,831
	0	91,418	(17)	$15.02	3/1/2030	43,534	(21)	$1,254,650	349,041	(28)	$10,059,362
	0	266,229	(18)	$8.67	3/1/2031	510,884	(25)	$14,723,665	174,521	(29)	$5,029,695
	0	374,512	(19)	$11.02	3/3/2032	85,362	(22)	$2,460,133
						152,447	(23)	$4,393,523
						174,521	(24)	$5,029,695
						455,064	(27)	$13,114,944
P. Aiyar WBD common stock	0	234,070	(19)	$11.02	3/3/2032	109,076	(24)	$3,143,570	218,151	(28)	$6,287,112
						736,016	(30)	$21,211,981	87,261	(29)	$2,514,862
B. Campbell WBD common stock	126,984	0		$29.08	3/1/2026	20,816	(24)	$599,917	967,008	(26)	$27,869,171
	183,346	0		$25.70	2/28/2027	542,816	(25)	$15,643,944	414,487	(28)	$11,945,515
	130,546	0		$58.18	3/1/2028	455,064	(27)	$13,114,944	174,521	(29)	$5,029,695
	188,548	97,131	(17)	$15.02	3/1/2030
	0	282,868	(18)	$8.67	3/1/2031
	0	397,919	(19)	$11.02	3/3/2032
	0	46,814	(19)	$11.85	8/15/2032
J. Perrette WBD common stock	92,592	0		$29.08	3/1/2026	39,216	(20)	$1,130,205	967,008	(26)	$27,869,171
	150,402	0		$25.70	2/28/2027	46,255	(21)	$1,333,069	414,487	(28)	$11,945,515
	130,546	0		$58.18	3/1/2028	542,816	(25)	$15,643,944	174,521	(29)	$5,029,695
	188,548	97,131	(17)	$15.02	3/1/2030	85,362	(22)	$2,460,133
	139,322	282,868	(18)	$8.67	3/1/2031	161,974	(23)	$4,668,091
	0	397,919	(19)	$11.02	3/3/2032	455,064	(27)	$13,114,944
	0	46,814	(19)	$11.85	8/15/2032	207,244	(24)	$5,972,772
(1)For RSUs the value is calculated based on the grant amount.
For PRSUs that have not vested and were granted in 2023 and 2024, the value is calculated based on 200% performance which was achieved in 2023 and 2024-2025, and certified by the Committee in February 2024 and February 2026.
For PRSUs that have not vested and were granted in 2023 with a 3-year performance period, the value is calculated based on 199.5% performance which was achieved in 2023-2025 and certified by the Committee in February 2026.
For PRSUs that are unearned and were granted in 2024, the value is calculated based on exceeding the threshold at the next higher performance measure, 200%.
For PRSUs that are unearned and were granted in 2025, the value is calculated based on target as the initial performance period is through December 31, 2026.
(2)This award vested 25% on each of May 16, 2023, May 16, 2024, and May 16, 2025, and will vest 25% on May 16, 2026.
(3)This award vested 33% on each of May 16, 2024 and May 16, 2025 and will vest 34% on May 16, 2026.

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(4)This award vested 50% on May 16, 2025 and the remaining 50% will vest on May 16, 2026.
(5)This award vests 100% on May 16, 2026.
(6)This award vested 25% on each of January 1, 2024 and January 1, 2025 and vests 25% on each of January 1, 2026 and January 1, 2027.
(7)This award vested 25% on January 1, 2025 and vests 25% on each of January 1, 2026, January 1, 2027, and December 31, 2027.
(8)This award vests 33% on January 1, 2026 and January 1, 2027 and 34% on December 31, 2027.
(9)This award vests 50% on January 1, 2027 and 50% on December 31, 2027.
(10)This award vests 100% on December 31, 2027.
(11)These amounts represent the performance-based portion of the Signing Options granted to Mr. Zaslav on June 12, 2025. The performance metrics applicable to these options were achieved by October 8, 2025. For details regarding vesting and performance criteria for these options, please see "Executive Compensation - Executive Summary: 2025 Compensation - Executive Compensation Program Updates.
(12)These amounts represent the time-based portion of the Signing Options granted to Mr. Zaslav on June 12, 2025. These options vest 20% annually over five years beginning on June 12, 2026.
(13)These amounts represent PRSUs granted pursuant to the terms of Mr. Zaslav’s employment agreement. The vesting of the PRSUs is subject to the achievement of certain performance metrics. For details regarding vesting and performance criteria for these PRSUs, please see “Compensation Discussion and Analysis—NEO Compensation in 2025—Long-Term Incentive Compensation.”
(14)These amounts represent PRSUs granted to Mr. Zaslav on March 3, 2025 with a one-year performance period from January 1, 2025 - December 31, 2025. In February 2026, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2026, and the remaining 30% will be distributed in January 2029.
(15)These amounts represent PRSUs granted to Mr. Zaslav on March 3, 2025 with a one-year performance period from January 1, 2025 - December 31, 2025. In February 2026, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2026, and the remaining 30% will be distributed in January 2029.
(16)These amounts represent PRSUs granted to Mr. Zaslav on March 3, 2025 with a one-year performance period from January 1, 2025 - December 31, 2025. In February 2026, the Compensation Committee certified that the Company's performance versus the performance metric associated with the one-year performance was "above target" and certified the PRSUs to vest at 200% of target. The units were distributed 70% in February 2026, and the remaining 30% will be distributed in January 2029.
(17)These stock options vest in three substantially equal annual installments beginning March 1, 2024, the first anniversary of the grant date.
(18)These stock options vest in three substantially equal annual installments beginning March 1, 2025, the first anniversary of the grant date.
(19)These stock options vest in three equal annual installments beginning March 3, 2026, the first anniversary of the grant date.
(20)These RSU awards vested 25% on each of March 1, 2023, March 1, 2024, March 1, 2025, and vest 25% on March 1, 2026.
(21)These RSU awards vested 33% on March 1, 2024 and March 1, 2025, and vest 34% on March 1, 2026.
(22)These amounts represent PRSUs granted to the NEO on March 6, 2023, with a one-year performance period from January 1, 2023 to December 31, 2023. In February 2024, the Compensation Committee certified that the Company’s performance versus the performance metric associated with the one-year performance period was “above target” and certified the PRSUs to vest at 200% of target. The PRSUs vested 33% on each of March 6, 2024 and March 6, 2025 and vest 34% on March 6, 2026.
(23)These RSU awards vest in three substantially equal installments beginning March 1, 2025, the first anniversary of the grant date.
(24)These RSU awards vest in three substantially equal installments beginning March 1, 2026, the first anniversary of the grant date.
(25)These amounts represent PRSUs granted to the NEO on March 1, 2023, with two separate performance vesting criteria: (a) a one-year performance period from January 1, 2023 to December 31, 2023, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2023-2025. In February 2024, the Compensation Committee certified that the Company’s performance versus the performance metric associated with the one-year performance period was “above target” and certified the PRSUs to vest at 200% of target. In February 2026, the Committee determined our relative TSR performance modifier to be 99.76% which results in a payout of 199.5%.
(26)These amounts represent PRSUs granted to the NEO on March 1, 2024, with two separate performance vesting criteria: (a) a two-year performance period from January 1, 2024 to December 31, 2025, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2024-2026. In February 2026, the Committee certified that the Company's performance versus the performance metric associated with the two-year performance period was "above target" and certified the PRSUs to vest at 200% of target. The Committee will determine our relative TSR performance following the end of 2026 and modify the payout of the PRSUs accordingly, unless a performance assessment is required earlier in connection with the closing of the merger with Paramount. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(27)These amounts represent PRSUs granted to the NEO on March 1, 2024, with a two-year performance period from January 1, 2024 to December 31, 2025. In February 2026, the Committee certified that the Company's performance versus the performance metric associated with the two-year performance was "above target" and certified the PRSUs to vest at 200% of target.
(28)These amounts represent PRSUs granted to the NEO on March 3, 2025, with two separate performance vesting criteria: (a) a two-year performance period from January 1, 2025 to December 31, 2026, and (b) a three-year relative TSR modifier based on our relative TSR performance versus the S&P 500 Media and Entertainment Index for calendar years 2025-2027. The Committee will determine the Company’s performance versus the performance metric associated with the two-year performance period following the end of 2026 and will determine our relative TSR performance following the end of 2027 and modify the payout of the PRSUs accordingly, in each case, unless a performance assessment is required earlier in connection with the closing of the merger with Paramount. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(29)These amounts represent PRSUs granted to the NEO on March 3, 2025, with a two-year performance period from January 1, 2025 to December 31, 2026. The Compensation Committee will determine the Company’s performance versus the performance metric associated with the two-year performance period following the end of 2026, unless a performance assessment is required earlier in connection with the closing of the merger with Paramount. For more information regarding these awards, please see "Compensation Discussion and Analysis—Long-Term Incentive Compensation."
(30)These RSU awards vest in three substantially equal installments beginning December 15, 2026.

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Option Exercises and Stock Vested in 2025

	Option Awards			Stock Awards
Name	Number of shares acquired on exercise (#)		Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)		Value realized on vesting ($)(2)
D. Zaslav
WBD common stock				3,742,886	(3)	41,508,606
G. Wiedenfels
WBD common stock	551,577	(4)	2,825,525	315,495	(5)	3,564,170
P. Aiyar
WBD common stock				490,677	(6)	14,578,014
B. Campbell
WBD common stock	139,322	(7)	1,160,552	9,495	(8)	247,630
J. Perrette
WBD common stock				308,569	(9)	3,541,673
(1)The value realized on the exercise of options is equal to, on a per option basis, the difference between the closing market price per share of our common stock on the date of exercise and the exercise price of the option.
(2)Represents the value realized upon RSU and PRSU vesting and distributions listed in the corresponding column of the table, using the closing market price of our common stock on the vesting or distribution date (as applicable), and does not necessarily reflect the sales price of the shares or if a sale was made.
(3)Represents the distribution of Mr. Zaslav’s 3,742,886 shares of WBD common stock from his March 27, 2024 PRSU grant.
(4)Represents the exercise of stock options granted to Mr. Wiedenfels on March 1, 2019, February 28, 2020, March 1, 2023 and March 1, 2024.
(5)Represents the vesting of RSUs granted to Mr. Wiedenfels on March 1, 2021, March 1, 2022, July 15, 2022, March 1, 2023, and March 1, 2024 and PRSUs granted on March 6, 2023.
(6)Represents the vesting of RSUs granted to Ms. Aiyar on March 17, 2025.
(7)Represents exercise of stock options granted to Mr. Campbell on March 1, 2024.
(8)Represents the grant date value of the RSUs that were granted to Mr. Campbell on March 3, 2025, which were deemed to be vested six months following the grant date due to his retirement eligibility under the terms of the WBD Stock Incentive Plan and related award agreements. These retirement-vested RSUs are also reported in the Nonqualified Deferred Compensation Table below as contributions, because while the units are considered to be vested, they were not yet payable as of December 31, 2025.
(9)Represents vesting of RSUs granted to Mr. Perrette on March 1, 2021, March 1, 2022, August 3, 2022, March 1, 2023, and March 1, 2024 and PRSUs granted on March 6, 2023.

2026 PROXY STATEMENT	85

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
2025 Nonqualified Deferred Compensation(1)

Name	Plan Name	Executive contributions in last FY ($)		Registrant contributions in last FY ($)		Aggregate earnings in last FY ($)(4)	Aggregate withdrawals/ distributions ($)		Aggregate balance at last FYE ($)
D. Zaslav
	SRP	—		—		2,510,526	—		80,622,656	(6)
	PRSUs			17,789,469	(2)	44,914,822	—		72,245,745	(7)
G. Wiedenfels	SRP	—		—		733,073	—		4,505,308	(11)
P. Aiyar	SRP	261,539	(12)	—		15,492	—		277,031
B. Campbell
	SRP	—		—		1,601,203	—		11,259,288	(8)
	RSUs	—		2,109,041	(3)	7,316,129	3,366,309	(5)	11,930,673	(9)
J. Perrette	SRP	3,200,495	(13)	—		224,559	—		3,425,054	(10)
(1)This table provides information with respect to the SRP for senior employees in the U.S. and with respect to equity awards held by certain NEOs that have vested but not yet been paid. For more information regarding the SRP, please see “—Compensation Discussion and Analysis—2025 NEO Compensation—Retirement Benefits” above and for more information regarding equity awards, including PRSUs granted to Mr. Zaslav that are vested but have not yet been distributed to him and RSUs held by Mr. Campbell that are deemed vested due to his retirement eligibility but are not yet payable, please see “—Compensation Discussion and Analysis—2025 NEO Compensation—Long-Term Incentive Compensation.”
(2)Represents the value of 1,604,100 shares of WBD common stock underlying PRSUs granted to Mr. Zaslav in 2024 that were deemed earned and vested upon certification of performance by the Compensation Committee in February 2025. Mr. Zaslav holds PRSUs granted in other years that are also vested but will be paid on a deferred basis. The distribution of shares of WBD common stock in respect of Mr. Zaslav’s vested but unpaid PRSUs, including the 2024 PRSUs, will occur on the earlier of (i) the fourth anniversary of the start date of the applicable performance period or (ii) six months following Mr. Zaslav’s termination of employment. The value reported was calculated by multiplying the number of shares subject to the 2024 PRSUs by the closing price of WBD common stock on the vesting date.
(3)Represents the value of RSUs granted to Mr. Campbell in 2025 that, because of his retirement eligibility under the terms of the WBD Stock Incentive Plan and related award agreements, were deemed to have vested six months following the grant date for such awards. Mr. Campbell holds other retirement-vested RSUs granted to him in other years. The distribution of shares of WBD common stock in respect of Mr. Campbell’s retirement-vested RSUs, including those granted in 2025, will occur on the earlier of (i) the applicable regularly scheduled vesting date for any portion of such RSUs or (ii) six months following Mr. Campbell’s termination of employment. The value reported was calculated by multiplying the number of shares subject to the 2025 RSUs by the closing price of WBD common stock on the vesting date.
(4)The aggregate earnings with respect to vested but unpaid equity awards held by Mr. Zaslav and Mr. Campbell reflects the change in value of shares of WBD common stock subject to such awards from (A) the later of (i) the date that such awards vested or were deemed vested but payable on a later date or (ii) December 31, 2024 to (B) December 31, 2025. The aggregate earnings set forth above are not included in the Summary Compensation Table.
(5)Represents the value of shares of WBD common stock subject to Mr. Campbell’s retirement-vested RSUs that were distributed in 2025. The value reported was calculated by multiplying the number of shares subject to such RSUs by the closing price of WBD common stock on the distribution date.
(6)$41,895,169 of this amount was reported as compensation to Mr. Zaslav in our Summary Compensation Tables for previous years.
(7)Represents the number of shares of WBD common stock underlying vested PRSUs granted in each of 2023 and 2024 subject to delayed distribution held by Mr. Zaslav on December 31, 2025, multiplied by the closing price of WBD’s common stock on such date. The grant date fair value of the portion of Mr. Zaslav’s PRSUs that are vested but have not yet been distributed was reported as compensation to Mr. Zaslav in our Summary Compensation Tables for previous years.
(8)$4,845,167 of this amount was reported as compensation to Mr. Campbell in our Summary Compensation Tables for previous years.
(9)Represents the number of shares of WBD common stock underlying the retirement-vested RSUs held by Mr. Campbell on December 31, 2025, multiplied by the closing price of WBD’s common stock on such date. The grant date fair value of the portion of Mr. Campbell’s retirement-vested RSUs that have not yet been distributed was reported as compensation to Mr. Campbell in our Summary Compensation Tables for previous years.
(10)$3,200,495 of this amount was reported as compensation to Mr. Perrette in our Summary Compensation Tables for previous years.
(11)$2,034,602 of this amount was reported as compensation to Mr. Wiedenfels in our Summary Compensation Tables for previous years.
(12)This amount is also reported under "Salary" for 2025 in the 2025 Summary Compensation Table.
(13)This amount is also reported under "Non-Equity Incentive Plan Compensation" for 2024 in the 2025 Summary Compensation Table.

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Potential Payments upon Termination or Change in Control
The following table and accompanying narrative disclosures summarize the potential payments and other benefits required to be made available to the NEOs in connection with a termination of their employment or a change in control. Payments or other benefits under benefit plans and policies that apply equally to all salaried employees participating in such plans, including our life insurance plan, are not included below. Similarly, amounts that could be recognized under equity awards that were vested as of December 31, 2025 are not included below, as the treatment of the vested awards for our NEOs is identical to the treatment afforded all employees under the termination scenarios described in this section.
In the event of a change of control, there is a double trigger on potential payments (other than in respect of the Signing Options held by Mr. Zaslav) to the NEOs, requiring both a change of control and an involuntary termination without cause or voluntary termination for good reason occurring within 12 months of the change of control. The CEO's Signing Options are subject to single trigger acceleration in connection with a change in control. Upon an NEO's death or disability, RSUs would immediately vest at 100%, and PRSUs would vest based on actual performance. Upon retirement, if an NEO is retirement eligible, (i) RSUs and options that have been granted at least six months prior to the retirement date and are considered vested based on the NEO's retirement eligibility would be immediately distributed and/or remain exercisable (and are not reflected in the table below) and (ii) PRSUs would vest pro-rata based on actual performance and the time worked during the relevant performance period. Under no circumstances would any of the NEOs be eligible for a post-termination payment if they were terminated for "cause." Defined terms such as "cause," "good reason," and "change of control" used in this section are described under "Defined Terms Used in this Section" below.
The quantitative examples provided in the table below assume:
■the applicable NEO ceased to be employed by WBD as of the close of business on December 31, 2025;
■the applicable NEO (other than the CEO) was eligible to receive their standard 2025 cash bonus (cash bonus target times Company performance times the Individual Performance Multiplier, and no other discretionary amounts) in all scenarios because the terms of our ICP and other cash bonus programs provide that cash bonus awards are deemed to be earned if the individual is employed on December 31, 2025;
■for stock option awards, the value shown in the table is calculated on a grant-by-grant basis by multiplying the number of unvested options granted by the difference between the exercise price for such option and the closing price of our common stock on December 31, 2025, $28.82;
■for PRSU/RSU awards, the value shown in the table was calculated on a grant-by-grant basis by multiplying the number of unvested PRSUs/RSUs granted by $28.82, the closing price of our common stock on December 31, 2025, the last trading day of the year, multiplied, in the case of the PRSUs, by a performance factor:
■As noted above, the Committee certified in February 2026 that the 2023 PRSU award would vest at 199.5% of target, based on the 2023 free cash flow performance and the 2023-2025 TSR performance.
■For the 2024 annual PRSUs, the Committee certified in February 2026 that, based on WBD’s 2024-2025 free cash flow performance versus the pre-established target, the 2024 PRSUs were eligible to vest at 200% of target. Whether and to what extent the awards will ultimately vest at 200% or are modified upwards to a maximum of 300% of target or downwards to a minimum payout of 100% of target, will depend on our relative TSR over the three-year period from 2024-2026, as compared to our peers in the S&P 500 Media and Entertainment Index.
■For the 2024 supplemental PRSUs, the Committee certified in February 2026 that, based on WBD's 2024-2025 free cash flow performance versus the pre-established target, that the additional PRSUs were eligible to vest at 200% of target. These awards began vesting in March 2026.
■The assumed performance for 2025 PRSU awards is 100%.
■only Mr. Campbell met the definition of "retirement" as set forth in the applicable agreements and plans as of December 31, 2025; and
■all accrued salary at that assumed termination date was previously paid.

2026 PROXY STATEMENT	87

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Quantification of Payments Upon Termination or Change in Control
The table below summarizes the potential benefits that would have been paid to each of the NEOs had his or her employment been terminated under any of the circumstances noted as of December 31, 2025. Please see "Defined Terms Used in this Section" for additional information. The summary provided below is qualified in its entirety by reference to the full text of the applicable NEO employment agreement, each of which is filed as an exhibit to the 2025 Form 10-K.

	Voluntary Termination ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause ($)	Voluntary Termination for Good Reason ($)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Following a Change in Control ($)
D. Zaslav
Base Salary	0	0	0	6,000,000	6,000,000	6,000,000
Bonus	25,726,018	25,726,018	25,726,018	49,726,018	49,726,018	49,726,018
Stock Options	0	389,971,160	389,971,160	389,971,160	389,971,160	389,971,160	(1)
PRSUs (2)	0	118,197,276	118,197,276	118,197,276	118,197,276	118,197,276
Cobra Premiums	0	53,650	86,435	53,650	53,650	53,650
Total	25,726,018	533,948,104	533,980,889	563,948,104	563,948,104	563,948,104	(3)
G. Wiedenfels
Base Salary	0	0	0	2,142,400	2,142,400	2,142,400
Bonus	5,214,718	5,214,718	5,214,718	8,963,918	8,963,918	8,963,918
Stock Options	0	13,292,396	13,292,396	6,103,644	0	13,292,396
RSUs	0	83,836,677	83,836,677	68,326,617	0	70,721,761
Cobra Premiums	0	0	70,810	43,951	43,951	43,951
Repatriation	0	254,753	254,753	254,753	254,753	254,753
Total	5,214,718	102,598,544	102,669,354	85,835,283	11,405,022	95,419,179
P. Aiyar
Base Salary	0	0	0	3,200,000	3,200,000	3,200,000
Bonus	2,670,505	2,670,505	2,670,505	7,470,505	7,470,505	7,470,505
Stock Options	0	4,166,446	4,166,446	2,749,851	0	4,166,446
RSUs	0	33,157,525	33,157,525	32,088,707	0	33,157,525
Cobra Premiums	0	0	26,233	16,283	16,283	16,283
Total	2,670,505	39,994,476	40,020,709	45,525,346	10,686,788	48,010,759
B. Campbell
Base Salary	0	0	0	5,892,000	5,892,000	5,892,000
Bonus	7,772,740	7,772,740	7,772,740	19,556,740	19,556,740	19,556,740
Stock Options	0	0	0	0	0	0
RSUs	53,835,022	74,203,187	74,203,187	73,999,199	53,835,022	60,268,602
Cobra Premiums	0	0	84,153	52,233	52,233	52,233
Total	61,607,762	81,975,927	82,060,080	99,500,172	79,335,995	85,769,575
J. Perrette
Base Salary	0	0	0	5,700,000	5,700,000	5,700,000
Bonus	6,979,714	6,979,714	6,979,714	18,379,714	18,379,714	18,379,714
Stock Options	0	14,917,590	14,917,590	12,239,263	0	14,917,590
RSUs	0	89,167,540	89,167,540	87,136,767	0	75,232,955
Cobra Premiums	0	0	81,139	50,362	50,362	50,362
Total	6,979,714	111,064,844	111,145,983	123,506,106	24,130,076	114,280,621
(1) In the event of a change in control, Mr. Zaslav's Signing Options would fully accelerate as a result of the change in control.
(2)Represents payments in respect of Mr. Zaslav's 2025 PRSUs, the vesting of which was certified by the Committee in February 2026, with 70% of the shares distributed at the time of vesting and the remaining 30% to be distributed in January 2029 or earlier upon his termination of employment.

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(3)On March 10, 2026, WBD entered into a tax reimbursement agreement with Mr. Zaslav to address his potential exposure to certain excise taxes that may arise in connection with the Paramount merger. Under the tax reimbursement agreement, if any payment or benefit received by Mr. Zaslav in connection with the Paramount merger becomes subject to the excise tax under Section 4999 of the Internal Revenue Code (“IRC”), Mr. Zaslav is entitled to a tax reimbursement payment (an “Excise Tax Reimbursement Payment”) so that, on a net after-tax basis, he is placed in the same position as if no excise tax had applied. Whether Mr. Zaslav will be subject to any such excise taxes, and the amount of any resulting Excise Tax Reimbursement Payment, is uncertain as of the date of this proxy statement and dependent on the application of mechanical rules under the IRC and many other factors, as further described in our Form 8-K filed with the SEC on March 16, 2026.
Defined Terms Used in this Section
The descriptions of potential payments upon termination or change of control set forth above utilize certain terms that are defined in our 2013 Incentive Plan, our WBD Stock Incentive Plan, our Incentive Compensation Program, and in each of the individual employment agreements with our NEOs. Set forth below is a summary of the defined terms referred to in this section.
Defined Terms from 2013 Incentive Plan and WBD Stock Incentive Plan
Under each NEO’s respective award agreement and our standard form of award agreement, a "Change in Control" means an "Approved Transaction," "Control Purchase," or "Board Change," each as defined in the 2013 Incentive Plan or WBD Stock Incentive Plan, as applicable, provided that the transaction actually closes and the qualifying separation from employment occurs within 12 months after the closing date. The meanings of those terms, under the 2013 Incentive Plan and WBD Stock Incentive Plane are as follows:
■"Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, provided that, with respect to clauses (i) through (iv), the Approved Transaction will not occur until the closing of the event described in such clause.
■"Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
■"Control Purchase" under the 2013 Incentive Plan means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chair of the Board, the President and each of the directors of Discovery Holding Company as of the Distribution Date, and (b) the respective family members, estates and heirs of each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs. As used with respect to any person, the term "family member" means the spouse, siblings and lineal descendants of such person.

2026 PROXY STATEMENT	89

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■"Control Purchase" under the WBD Stock Incentive Plan means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board.
Defined Terms from Incentive Compensation Program ("ICP”)
■"Cause" means (i) the conviction of, or nolo contendere to guilty plea, to a felony (whether any right to appeal has been or may be exercised); (ii) conduct constituting embezzlement, material misappropriation or fraud, whether or not related to the executive’s employment with the Company; (iii) conduct constituting a financial crime, material act of dishonesty or conduct in violation of the Company’s Code of Business Conduct and Ethics; (iv) improper conduct substantially prejudicial to the Company’s business; (v) willful unauthorized disclosure or use of Company confidential information;(vi) material improper destruction of Company property; (vii) willful misconduct in connection with the performance of Executive’s duties; and (vii) any other conduct that constitutes Cause under the Company’s policies and procedures.
Defined Terms from Mr. Zaslav's Employment Agreement
■"Cause" means (i) gross neglect, willful malfeasance or willful gross misconduct in connection with Mr. Zaslav’s employment which has had a material adverse effect on the business, unless he reasonably believed in good faith that such act or non-act was in or not opposed to the best interests of the Company; (ii) conviction or plea of guilty or nolo contendere to, or failure to defend against, a felony; (iii) substantial and continuous refusal by Mr. Zaslav to perform his duties or to follow the lawful directions of the Board (provided such directions do not include meeting any specific financial performance metrics); (iv) material breach of the restrictive covenants in Mr. Zaslav’s employment agreement; (v) violation of any policy of the Company that is generally applicable to all employees or all officers or the Company’s code of conduct, that Mr. Zaslav knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; or (vi) Mr. Zaslav’s failure to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company’s business practices. The "Cause" definition includes a requirement of notice and certain opportunities to cure.
■"Good Reason" means (1) reduction of Mr. Zaslav’s base salary; (2) material reduction in the amount of the annual bonus which he is eligible to earn; (3) relocation of his primary office at the Company to a facility or location that is more than 40 miles away from his primary office location immediately prior to such relocation and is further away from his residence; (4) material reduction of his duties; or (5) material breach of his employment agreement. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
■"Change in Control" has the meaning set forth in the WBD Stock Incentive Plan.

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Defined Terms from Mr. Wiedenfels’ Employment Agreement
■"Cause" means: (i) the conviction of, or nolo contendere or guilty plea, to a felony (whether any right to appeal has been or may be exercised); (ii) conduct constituting embezzlement, material misappropriation or fraud, whether or not related to Mr. Wiedenfels’ employment with the Company; (iii) conduct constituting a financial crime, material act of dishonesty or conduct in violation of Company’s Code of Ethics or the Company's other written policies; (iv) improper conduct substantially prejudicial to the Company’s business (whether financial or otherwise); (v) willful unauthorized disclosure or use of Company confidential information; (vi) material improper destruction of Company property; or (vii) willful misconduct in connection with the performance of Mr. Wiedenfels’ duties. "Cause" also includes him materially neglecting his duties or engaging in other conduct that breaches his employment agreement, subject to a one-time notice and cure opportunity.
■"Good Reason" means the occurrence of any of the following events without Mr. Wiedenfels’ consent: (a) a material reduction in Mr. Wiedenfels’ duties or responsibilities; (b) a material change in his work location from the New York, NY metropolitan area; (c) a material breach by us of the agreement; or (d) a change of his reporting relationship to a level below the Company’s Chief Executive Officer. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
Defined Terms from Ms. Aiyar's Employment Agreement
■"Cause" generally has the same meaning as in Mr. Wiedenfels’ employment agreement.
■"Good Reason" generally has the same meaning as in Mr. Wiedenfels' employment agreement. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
Defined Terms from Mr. Campbell’s Employment Agreement
■"Cause" generally has the same meaning as in Mr. Wiedenfels’ employment agreement.
■"Good Reason" generally has the same meaning as in Mr. Wiedenfels' employment agreement, but does not include the removal of legal and/or consumer products and experiences divisions from Mr. Campbell's duties or responsibilities. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.
Defined Terms from Mr. Perrette’s Employment Agreement
■"Cause" generally has the same meaning as in Mr. Wiedenfels’ employment agreement.
■"Good Reason" means the occurrence of any of the following events without Mr. Perrette’s consent: (a) a material reduction in Mr. Perrette’s duties or responsibilities; (b) a material change in his work location from the Los Angeles, CA metropolitan area; or (c) a change of his reporting relationship to a level lower than the CEO of the Company. The "Good Reason" definition includes a requirement of notice and an opportunity to cure.

2026 PROXY STATEMENT	91

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Pay Versus Performance Table (2021-2025)
The following table reports the compensation of our CEO and the average compensation of the other non-CEO NEOs as reported in the Summary Compensation Table for the past five fiscal years, as well as Compensation Actually Paid ("CAP") as calculated under SEC Pay-Versus-Performance ("PVP") disclosure requirements and certain performance measures required by the rules. Dollar amounts reported as CAP are computed in accordance with Item 402(v) of Regulation S-K, and our Board believes that it is important to recognize that these amounts do not reflect the actual amount of compensation earned by or paid to our CEO and non-CEO NEOs during the applicable years.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)(2)	Average Summary Compensation Table Total for Non-CEO NEOs(2)(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Fixed Initial $100 Investment on December 31, 2020		Net Income (in millions)(6)	Adjusted EBITDA (in millions)(7)
					WBD	Peer Group(5)
2025	$165,009,366	$636,141,723	$21,430,910	$109,407,589	$96	$228	$749	$8,744
2024	$51,918,563	$63,582,984	$17,839,399	$16,974,522	$35	$167	$(11,482)	$9,032
2023	$49,702,546	$64,741,835	$17,194,027	$19,194,735	$38	$118	$(3,079)	$10,200
2022	$39,288,458	$(40,926,334)	$12,897,862	$8,377,049	$32	$71	$(7,297)	$7,718
2021	$246,573,481	$100,779,562	$10,960,057	$8,862,525	$78	$127	$1,197	$3,817
(1)In calculating CAP to the CEO for each year in the table, the following amounts in the table below were deducted from and added to the Summary Compensation Table totals reported in the PVP table above:
CEO — Summary Compensation Table Total to CAP Reconciliation

Fiscal Year	Summary Compensation Total	Summary Compensation Table Total for Stock Awards	Summary Compensation Table Total for Option Awards	Awards Granted During the Year and Outstanding and Unvested as of FYE: Fair Value as of FYE	Awards Granted in Prior Years Outstanding and Unvested as of FYE: Change in Fair Value as of FYE (from Prior FYE)	Awards Granted During the FY that Vested during the FY: Fair Value as of the Vesting Date	Awards Granted in Prior FYs that Vested During the FY: Change in Fair Value as of the Vesting Date (from Prior FYE)	Awards that Fail to Meet the Applicable Vesting Conditions During the FY: Fair Value as of FYE	Dollar Value of any Dividends or other Earnings paid on Awards (not otherwise included in total compensation)	Total Compensation Actually Paid
2025	165,009,366	(22,597,744)	(109,593,181)	563,968,168	35,994,178	—	3,360,936	—	—	636,141,723
2024	51,918,563	(23,098,980)	—	56,517,642	(11,854,629)	—	(9,899,612)	—	—	63,582,984
2023	49,702,546	(23,078,769)	—	34,242,033	1,585,715	—	2,290,310	—	—	64,741,835
2022	39,288,458	(12,025,683)	(1,448,138)	4,309,229	(80,586,333)	—	9,536,133	—	—	(40,926,334)
2021	246,573,481	(13,165,436)	(202,889,764)	94,913,135	(38,068,152)	—	13,416,298	—	—	100,779,562
Our CEO does not have any accumulated benefit under any defined benefit or actuarial pension plans; accordingly, we did not deduct or add any amounts with respect to defined benefit pension plans in calculating CAP to the CEO.
(2)In calculating CAP, the following assumptions were made with respect to adjustments:
(a) for PRSUs without the relative TSR modifier and all RSUs awarded to the CEO and non-CEO NEOs, which included grants made from 2022 through 2025, the awards were re-valued based on the applicable WBD or DISCA stock price on each of December 31, 2021 ($23.54), December 30, 2022 ($9.48) and December 29, 2023 ($11.38), December 31, 2024 ($10.57), and December 31, 2025 ($28.82).
(b) for PRSUs with the relative TSR modifier awarded to the non-CEO NEOs, which included a portion of the grants made in 2024 and 2025, the awards were re-valued using a Monte Carlo simulation that determines the probability that the performance targets will be achieved.
(c) for stock options awarded to the CEO and non-CEO NEOs, which included grants made from 2018 through 2025, the awards were re-valued as of , December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024, and December 31, 2025 using the Black-Scholes option-pricing model. The assumptions used for each valuation date included stock price, risk-free rate, stock price volatility and expected life as determined in accordance with FASB ASC Topic 718.
(3)The non-CEO NEOs used for purposes of calculating the average shown for 2025 were: Gunnar Wiedenfels, Chief Financial Officer, Bruce Campbell, Chief Revenue and Strategy Officer, JB Perrette, President and Chief Executive Officer, Global Streaming and Games, and Priya Aiyar, Chief Legal Officer. The non-CEO NEOs used for purposes of calculating the average shown for 2024, 2023 and 2022 were: Gunnar Wiedenfels, Chief Financial Officer, Bruce Campbell, Chief Revenue and Strategy Officer, JB Perrette, President and Chief Executive Officer, Global Streaming and Games, and Gerhard Zeiler, President, International. The non-CEO NEOs used for purposes of calculating the average shown for 2021 were: Gunnar Wiedenfels, Chief Financial Officer, Bruce Campbell, Chief Development, Distribution and Legal Officer, JB Perrette, President and Chief Executive Officer, Discovery International, and David Leavy, Chief Corporate Operating Officer.
(4)In calculating Average CAP to non-CEO NEOs for each year in the table, the following amounts in the table below were deducted from and added to the Summary Compensation Table totals reported in the PVP table above:

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Average Non–CEO NEOs — Summary Compensation Table Total to CAP Reconciliation

Fiscal Year	Summary Compensation Total	Summary Compensation Table Total for Stock Awards	Summary Compensation Table Total for Option Awards	Awards Granted During the Year and Outstanding and Unvested as of FYE: Fair Value as of FYE	Awards Granted in Prior Years Outstanding and Unvested as of FYE: Change in Fair Value as of FYE (from Prior FYE)	Awards Granted During the FY that Vested during the FY: Fair Value as of the Vesting Date	Awards Granted in Prior FYs that Vested During the FY: Change in Fair Value as of the Vesting Date (from Prior FYE)	Awards that Fail to Meet the Applicable Vesting Conditions During the FY: Fair Value as of FYE	Dollar Value of any Dividends or other Earnings paid on Awards (not otherwise included in total compensation)	Total Compensation Actually Paid
2025	21,430,910	(11,194,016)	(2,035,027)	26,629,628	66,880,681	7,430,055	265,358	—	—	109,407,589
2024	17,839,399	(7,983,727)	(1,639,855)	11,809,981	(1,981,594)	—	(1,069,682)	—	—	16,974,522
2023	17,194,027	(8,035,548)	(1,933,921)	10,730,655	392,394	—	847,128	—	—	19,194,735
2022	12,897,862	(6,164,747)	—	2,577,204	(1,326,381)	—	393,111	—	—	8,377,049
2021	10,960,057	(1,919,984)	(2,442,832)	495,534	(824,947)	—	2,594,697	—	—	8,862,525
Our non-CEO NEOs do not have any accumulated benefit under any defined benefit or actuarial pension plans; accordingly, we did not deduct or add any amounts with respect to defined benefit pension plans in calculating CAP to the non-CEO NEOs.
(5)Peer group used for purposes of this column is the S&P 500 Media and Entertainment Index.
(6)Net Income is as reported in our Annual Report on Form 10-K for the applicable year.
(7)Our Company-selected measure is Adjusted EBITDA, which is a non-GAAP financial measure. See Appendix A for the definition of Adjusted EBITDA.
CEO and Average Non-CEO NEO CAP Pay-Versus-Performance
The following graphs illustrate the relationship between the CAP of our CEO and average non-CEO NEO ("Average NEO") and WBD's TSR, Net Income and Adjusted EBITDA performance over the five-year period from 2021 to 2025. The volatility in our stock price over the five-year period can be attributed to the impact of the WarnerMedia Transaction, the proposed separation and subsequent strategic review in 2025, and the pending Paramount merger, as well as other separate factors that were beyond our control. While the Committee believes that driving stock price appreciation and TSR performance are important objectives for our CEO and non-CEO NEOs, it also believes that achieving other financial objectives, such as Adjusted EBITDA and FCF, as well as achieving other strategic objectives, such as growing our Streaming business, are equally important and it has sought to align our executive compensation with these objectives, as further discussed in the CD&A in this proxy statement.
The five-year compensation history of the CEO and the average NEO shows that the disclosed CAP generally aligns with WBD's TSR, Net Income, and Adjusted EBITDA performance. The exceptions to this were: (a) the CEO's CAP in 2021 which includes the option grant made to Mr. Zaslav in connection with the signing of the WarnerMedia Transaction and his entry into the Zaslav 2021 Employment Agreement, and (b) the CEO's CAP in 2025 which includes the June 2025 option grant made to Mr. Zaslav in connection with the announcement of the proposed separation and his entry into the Zaslav 2025 Employment Agreement. All of the 2021 options awarded to Mr. Zaslav have a strike price that is higher than the current trading price of WBD common stock. If the 2021 and 2025 option grant were excluded, Mr. Zaslav's CAP in 2021 and 2025 would have been substantially lower and better aligned with TSR, Net Income, and Adjusted EBITDA performance for the five-year period.

2026 PROXY STATEMENT	93

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CEO and Average NEO CAP vs. TSR*
*    The 5-year compensation history of the CEO and the average NEO shows that the disclosed CAP generally aligns with WBD's TSR, Net Income and Adjusted EBITDA performance. The exception to this was the CEO's CAP in 2021 which includes the option grant made to Mr. Zaslav in connection with the signing of the WarnerMedia Transaction and his entry into the Zaslav 2021 Employment Agreement. If the option grant were excluded, Mr. Zaslav's CAP in 2021 would have been less than his CAP in 2020 which aligns with our TSR, Net Income and Adjusted EBITDA performance in 2020 versus 2021.
CEO and Average NEO CAP vs. Net Income (GAAP)
CEO and Average NEO CAP vs. Adjusted EBITDA (Non-GAAP)

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Overall, the Committee believes the executive compensation program strikes an appropriate balance between incentivizing our executives based on performance, as well as utilizing market competitive pay practices. This is also evidenced by the performance metrics the Committee selected to link pay with performance as described in the section below. See our CD&A in this proxy statement for additional information regarding WBD's pay-for-performance philosophy.
Company Performance Measures
Our executive compensation programs are designed to implement our pay-for-performance compensation philosophy. We strive to ensure a strong alignment between the interests of our stockholders and those of our executives. To align pay and performance, the Committee seeks to utilize metrics that will incentivize our executives to execute against our strategic priorities and deliver long-term sustainable growth. The metrics listed below are the performance measures the Committee deemed as most important for purposes of determining 2025 compensation as further described in our CD&A in this proxy statement. Adjusted EBITDA, Net Revenue and Year-End Global Subscribers were the financial metrics used in our 2025 cash bonus program for the CEO and the 2025 ICP. FCF was the financial metric used for the 2025 Annual PRSU awards and the Supplemental PRSU awards granted in 2025.

2025 Most Important Performance Measures(1)
Adjusted EBITDA
Net Revenue
Free Cash Flow
Year-End Global Subscribers
(1)See "2025 Financial Metrics" beginning on page 54 for more information on Adjusted EBITDA, Net Revenue and Year-End Global Subscribers and page 65 for more information on FCF.

2026 PROXY STATEMENT	95

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CEO Pay Ratio Disclosure
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO to the annual total compensation of the median-paid employee of the Company ("Median Employee"). Our 2025 CEO to Median Employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K, and represents a reasonable estimate.
For 2025, we reidentified our Median Employee as we are required to do every three years under the relevant SEC rules. To determine our employee population, we defined "employee" as any full-time, part-time or temporary individual employed and paid by us or any of our consolidated subsidiaries as of December 31, 2025. We did not include freelance workers, temporary individuals employed and paid by a third party or independent contractors. To identify the Median Employee from our employee population, we used base salary amounts as of December 31, 2025 as our consistently applied compensation measure. For employees paid in foreign currencies, we converted their base salary into U.S. dollar amounts using an exchange rate as of December 31, 2025. We then sorted the employees (excluding our CEO) by their U.S. dollar equivalent base salary amounts and thereby identified our Median Employee.
Using the same methodology we used for our NEOs (including our CEO) as set forth in the 2025 Summary Compensation Table resulted in our Median Employee having annual total compensation of $119,748. The 2025 annual total compensation for our CEO as disclosed in the 2025 Summary Compensation Table was $165,009,366. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 1,378 to 1.
The CEO's annual total compensation for 2025 was significantly higher than in prior years primarily due to a one-time grant of stock options awarded in 2025 in connection with the Zaslav 2025 Employment Agreement. Excluding the value of this one-time grant, Mr. Zaslav's annual total compensation for 2025 would have been $55,416,185. Based on this adjusted amount, the ratio of our CEO's annual total compensation to the Median Employee's annual total compensation would have been 463 to 1.

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Proposal Three Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay")

The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "FOR" this Proposal Three and the following resolution:
"RESOLVED, that the stockholders of Warner Bros. Discovery, Inc., approve, on an advisory basis, the compensation paid to Warner Bros. Discovery, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the executive compensation tables and related narrative discussion."

As described in detail in the Compensation Discussion and Analysis beginning on page 46 of this proxy statement, our executive compensation program is designed to attract, retain, motivate and reward talented executives who can continue to grow our business and engage audiences around the world. Under our program, our NEOs are rewarded for individual and collective contributions to WBD’s success consistent with our "pay-for-performance" orientation. Furthermore, our executive compensation program is aligned with the nature and dynamics of our business, which focuses management on achieving our annual and long-term business strategies and objectives.
The Compensation Committee of the Board regularly reviews our executive compensation program to ensure that it achieves our desired goals of emphasizing long-term value creation and aligning the interests of management and stockholders through the use of, among other things, equity-based awards. As we describe in the Compensation Discussion and Analysis beginning on page 46 of this proxy statement, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. At the same time, we believe our program does not encourage management to take excessive risks. Please read the entire Compensation Discussion and Analysis beginning on page 46 of this proxy statement for additional details about our executive compensation program, including detailed information about the 2025 compensation paid to our NEOs.
The Board is asking stockholders to support our executive compensation program, as described in this proxy statement. As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company, the Board or the Committee, or create or imply any change to, or additional fiduciary duties for, the Company, the Board or the Committee. However, the Committee and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.
If your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal Three if you want your broker to vote your shares on this matter.

2026 PROXY STATEMENT	97

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Other Matters

Proposal Four Stockholder Proposal Sustainability ROI Report
The Warner Bros. Discovery, Inc. Board of Directors recommends a vote "AGAINST" this Proposal Four
A stockholder, the National Center for Public Policy Research (“NCPPR”), has advised the Company of its intention to present a proposal at the 2026 Annual Meeting. Such stockholder’s submission for inclusion in the proxy statement appears between the dotted lines below, without edit by us, and the Board’s statement in opposition follows thereafter.
For the avoidance of doubt, none of the links referenced in the stockholders' proposal and the supporting statement shall be considered to be a part of, or incorporated by reference into, this proxy statement. The Board accepts no responsibility for the proposal.
The addresses for, and the number of shares owned by, NCPPR will be provided upon written request to the Corporate Secretary.
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Sustainability ROI Report
Resolved:
Shareholders request that the Board of Directors issue a report by the next annual meeting summarizing the extent to which the Company’s “Impact” and “Sustainability” investments—specifically those detailed in the 2024 Impact Report—were authorized and are currently maintained based on Net Present Value (NPV) and Return on Investment (ROI). The report should exclude proprietary information and be prepared at a reasonable cost.
Supporting Statement:
Fiduciary duty requires that management deploy shareholder capital toward projects that maximize long-term value. While we recognize that intangible benefits such as employee morale and brand reputation have value, they must not be used as a blanket justification for significant operational and capital expenditures without rigorous financial discipline.
A review of the Company’s 2024 Impact Report1 reveals substantial investments where the business case appears predicated on qualitative values rather than quantitative returns. Shareholders should be concerned that these initiatives may be operating as cost centers with undefined financial horizons. Three examples include:
1.    Green Building Certifications:
The Company has committed to obtaining third-party certifications for its real estate portfolio, citing “owned facilities or facilities within the Company's operational control.” Recent achievements include LEED Gold and WELL Platinum certifications. These distinctions likely incur premiums in construction materials, consultant fees, and administrative costs. The Impact Report cites optimized efficiency but fails to disclose whether any premium paid for these certifications generates a positive NPV compared to standard, code-compliant energy efficiency. Shareholders deserve to know if “Gold” and “Platinum” plaques are delivering a hurdle-rate return or merely serving as marketing expenses.
1    https://static-wbd-cdn.wbd.com/s3_assets/docs/2025-06/wbd_2024_impact_report.pdf

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2.Business Resource Groups (BRGs) and Employee Time:
WBD maintains a massive internal structure of “employee-led” and “voluntary” Business Resource Groups, which expanded by 24 chapters in 2024. With over 100 chapters and 7,400+ members, a significant volume of paid employee hours is potentially diverted from core business tasks to organize and attend BRG activities. The report justifies this as “driving authentic inclusion.” However, absent an ROI calculation that accounts for the “soft costs” of diverted labor and the “hard costs” of chapter funding, shareholders cannot assess whether this structure supports or hinders productivity.
3.Environmental Infrastructure and Climate Consulting:
The Company describes investments in custom infrastructure, such as on-site solar panels, and the purchase of 12,680 MWh of renewable energy. Additionally, resources were deployed to retain third parties for complex “climate-related risks and opportunities scenario analysis.” While listed as opportunities to “increase business continuity,” the report lacks transparency regarding the CAPEX, energy premiums, or consulting fees associated with these hedges. Without NPV data, it is unclear if these are financially accretive investments or performative costs.
We urge shareholders to vote FOR this proposal to ensure that “Impact” spending is subjected to the same financial rigor as all other capital allocation decisions.
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2026 PROXY STATEMENT	99

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Board’s Statement in Opposition
After careful consideration, the Board believes this proposal would not be in the best interests of the Company and our stockholders. Accordingly, the Board unanimously recommends that you vote “AGAINST” this proposal.
The Proposal Seeks to Micromanage the Company’s Ordinary Business Operations
Decisions regarding the Company’s capital investments, including investments towards our human capital, real estate portfolio and infrastructure, are fundamentally operational decisions that are best executed by members of the management team who possess the necessary expertise and institutional knowledge. Such decisions involve complex cost benefit analyses, input from relevant stakeholders, and ongoing assessment, all of which require management’s judgment and discretion. The proposal seeks to micromanage these ordinary business operations by requiring that the Company produce and disclose Net Present Value (NPV) and Return on Investment (ROI) calculations, while simultaneously failing to acknowledge that strategic decisions on capital investment often involve a broad range of factors and cannot be reduced to a simple financial metric.
The Company Provides Robust Disclosure Regarding Our Impact and Sustainability Investments
The Company already provides robust disclosure regarding our impact and sustainability investments, and the strategic value of those investments, on an annual basis. In our 2025 Impact Disclosures which appear at www.wbd.com/impact, the Company reiterated that we align our programs and reporting to focus on areas that represent the highest value to the Company and stakeholders, including with respect to certain examples cited in the proposal:
■Sustainable Workplaces: The Company adheres to green building certification standards where possible to help optimize energy efficiency and operating costs. The Global Real Estate and Studio Operations teams have also recently implemented projects to improve operational efficiency and reduce costs across our facilities including: upgrades to lighting; enhanced heating, ventilation, and air conditioning (HVAC) systems; and the installation of electric vehicle (EV) charging stations.
■Climate Impact and Resilient Operations: The Company’s initiatives to lower greenhouse gas (GHG) emissions and invest in renewable energy are part of our strategy to reduce costs and increase business continuity and are important to the ongoing success of our business as a leading global media and entertainment company. In addition, we expect to continue to focus on enhancing our data collection and validation processes to measure and report enterprise-level GHG emissions, leveraging new technology, identifying additional emissions-reduction levers, and actively monitoring and preparing for future climate-related disclosure requirements to ensure our ongoing compliance with our regulatory reporting obligations.
The Proposed Report Would Not Be Additive Disclosure and Would Be Resource Intensive
The Company believes that our existing disclosures, including our Impact Disclosures on our website and our SEC filings, are robust and provide sufficient information for stockholders to understand how the Company’s investments in sustainability, human capital and other areas help to create long-term value. The requested report would not provide any additional meaningful benefit to stockholders. In fact, disclosing the granular level of detail mandated by the proposal may serve to give our peers valuable insight into our strategic decision-making, thereby putting us at a competitive disadvantage.
Moreover, the proposal would require the Board and management team to expend significant time and resources towards compiling a special report. We believe such time and resources are better allocated towards running the business and ensuring that the Company is executing on our strategic priorities.
For the reasons discussed above, the Board does not believe adoption of the proposal is in the best interests of the Company and its stockholders.
The Board recommends a vote "AGAINST" this Proposal Four.

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Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth information, as of December 31, 2025, regarding our securities authorized for issuance pursuant to equity compensation plans. Pursuant to these plans, we may issue common stock or stock options, restricted stock, RSUs, PRSUs, stock appreciation rights, or other rights to acquire shares of our common stock from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders:
Warner Bros. Discovery, Inc. Stock Incentive Plan
Common stock	134,613,358	(1)	$10.39	(3)	128,093,326	(2)
Warner Bros. Discovery, Inc. 2013 Incentive Plan (As Amended and Restated)
Common stock	17,886,093	(1)	$39.49	(3)	—
Warner Bros. Discovery, Inc. 2005 Non-Employee Director Incentive Plan (As Amended and Restated)
Common stock	647,812	(4)	—		5,935,781	(2)
Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan (As Amended)
Common stock	—		—		26,798,945
Equity compensation plans not approved by security holders:
Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan(5)
Common stock	112,638		—		2,374,974
TOTAL	153,259,901		$13.97		163,203,026
(1)Includes RSUs and PRSUs.
(2)Each plan permits the issuance of stock options, warrants and rights in addition to other forms of equity-based awards to acquire shares of our common stock, subject to a single aggregate limit per plan.
(3)The determination of the weighted average exercise price of outstanding stock options, warrants and rights excludes RSUs and PRSUs.
(4)Includes unvested RSUs and vested RSUs as to which settlement has been deferred.
(5)Please see the discussion of the Warner Bros. Discovery, Inc. Non-Employee Directors Deferral Plan on page 40 for additional information.

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Stock Ownership
Security Ownership of Certain Beneficial Owners
The following table sets forth information, to the extent known by us or ascertainable from public filings, concerning the beneficial ownership of each person or entity, other than certain of our directors and executive officers whose ownership information follows, who owns more than five percent of the outstanding shares of our common stock as of April 10, 2026.
The Percent of Class shown below is based upon 2,506,679,418 shares of our common stock outstanding as of April 10, 2026.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)
BlackRock, Inc.	154,407,752	(1)	6.2
50 Hudson Yards
New York, NY 10001
State Street Corporation	131,075,328	(2)	5.2
1 Congress Street
Boston, MA 02114
The Vanguard Group	—	(3)	—
100 Vanguard Boulevard
Malvern, PA 19355
(1)The number of shares is based on an Amendment No. 1 to Schedule 13G filed January 29, 2024 by BlackRock Inc., a parent holding company, on behalf of the subsidiaries listed in Exhibit A of its filing, none of which beneficially owns five percent or greater of our common stock. BlackRock, Inc. is deemed to be the beneficial owner of shares of our common stock as a result of acting as a parent holding company.
(2)The number of shares is based on a Schedule 13G filed February 9, 2026 by State Street Corporation, a parent holding company on behalf of the subsidiaries listed in its filing. State Street Corporation is deemed to be the beneficial owner of shares of our common stock as a result of acting as a parent holding company.
(3)The Vanguard Group previously reported on Amendment No. 16 to Schedule 13G filed October 31, 2025 its beneficial ownership of 281,212,937 shares of our common stock, representing approximately 11.2% of our outstanding common stock as of April 10, 2026. Based on Amendment No. 17 to Schedule 13G filed March 27, 2026, on January 12, 2026, The Vanguard Group, Inc. went through an internal realignment and certain of its subsidiaries or business divisions of its subsidiaries that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc. will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc., and The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. As of April 10, 2026, such subsidiaries and/or business divisions have not filed beneficial ownership reports with respect to our common stock.

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Director and Executive Officer Stock Ownership Requirements
We require that all directors and executive officers maintain the significant stock ownership levels shown below, in order to align their interests with those of our stockholders.

6x	2x	5x
base salary for the CEO	base salary for other named executive officers	cash component of annual retainer for non-employee directors

Executive officers, including the CEO, are required to attain these stock ownership levels within five years of assuming their leadership roles, and directors are required to do so within five years of joining the Board. The CEO is also required to hold 1,500,000 shares of common stock during the term of his employment agreement.
To determine whether a director or executive officer meets the required ownership level, shares of our stock beneficially owned by the covered executive, as well as unvested awards of PRSUs and RSUs, but not shares underlying unvested or unexercised stock options, are counted for purposes of meeting the stock holding target. Once a director or executive meets the target, they are expected to maintain holdings at the target for as long as he or she remains a Board member or in a role that is identified as a covered executive under the policy.
The Compensation Committee and the Board may consider failure to meet the requirements of the policy in making compensation decisions for a covered executive and may take any other action appropriate to support the intent of the policy, including requiring an executive or director to retain a percentage of shares pursuant to stock option exercises or vesting events in future years.
Each of the directors and named executive officers is in compliance with the applicable stock ownership guidelines, or on track to meet them within the required period.
Security Ownership of Management
The following table sets forth information, as of April 10, 2026, with respect to the beneficial ownership of our shares of common stock by each of our named executive officers, directors and director nominees and all of our current directors and executive officers as a group.
The percentage ownership is based upon 2,506,679,418 shares of common stock outstanding as of April 10, 2026.
Shares of common stock that may be acquired on or within 60 days of April 10, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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The persons indicated below have sole voting power with respect to the shares owned by them, except as otherwise stated in the notes to the table. The address of each person listed below is 230 Park Avenue South, New York, New York 10003.

Name of Beneficial Owner	Number of Shares	Number of Shares Acquirable Within 60 Days	Total Number of Shares Beneficially Owned		Percent of Class (%)	Number of Deferred RSUs and Notional Shares in Deferred Compensation Accounts
David M. Zaslav	1,500,153	10,389,233	11,889,386	(1)	*	—
Chief Executive Officer, President and Director
Gunnar Wiedenfels	55,924	130,546	186,470	(2)	*	—
Chief Financial Officer
Priya R. Aiyar	—	—	—		*	—
Chief Legal Officer
Bruce L. Campbell	147	130,546	130,693		*	—
Chief Revenue and Strategy Officer
Jean-Briac Perrette	559,184	992,033	1,551,217		*	—
CEO and President, Global Streaming and Games
Samuel A. Di Piazza, Jr.	41,886	—	41,886	(3)	*	165,566
Director, Board Chair
Richard W. Fisher	30,373	24,000	54,373		*	16,106
Director
Paul A. Gould	117,198	—	117,198		*	127,159
Director
Debra A. Lee	26,700	—	26,700		*	40,106
Director
Joseph M. Levin	—	—	—		*	34,537
Director
Anton J. Levy	925,000	—	925,000		*	24,000
Director
Kenneth W. Lowe	1,077,834	24,000	1,101,834	(4)	*	—
Director
Fazal F. Merchant	71,539	24,000	95,539		*	—
Director
Anthony J. Noto	19,298	24,000	43,298		*	—
Director
Paula A. Price	—	—	—		*	94,197
Director
Daniel E. Sanchez	20,054	24,000	44,054		*	—
Director
Geoffrey Y. Yang	176,400	—	176,400	(5)	*	40,106
Director
All directors and executive officers as a group (20 persons)	4,862,586	12,733,446	17,596,032		*	541,777
*    Less than one percent.
(1)Includes 153 shares held by Mr. Zaslav's spouse.
(2)Includes 14,140 shares held in UTMA accounts for Mr. Wiedenfels' children, of which Mr. Wiedenfels is the custodian.
(3)Includes 3,443 shares held by Mr. Di Piazza's spouse.
(4)Includes 793 shares held by a trust, of which Mr. Lowe is a trustee and beneficiary.
(5)Includes (i) 98,285 shares held in a limited partnership and (ii) 169 shares held in Mr. Yang's mother's trust account, of which Mr. Yang has power of attorney.

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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our equity securities to file reports with the SEC indicating their ownership and changes in their reported ownership of our equity securities within a specified time frame. Based solely on our review of such reports and written representations from the individuals required to file the reports, we believe that all reports required to be filed under Section 16(a) for fiscal year 2025 were made on a timely basis, except for the Forms 4 filed on July 3, 2025 on behalf of each of Samuel Di Piazza, Jr., Anthony Noto and Paula Price, reporting each of their receipt of common stock in lieu of a quarterly cash retainer in respect of their services as a director.

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2026 Annual Meeting Information – Frequently Asked Questions
2026 Proxy Materials
Q:    Why am I receiving these proxy materials?
A:     You received these materials because you owned shares of Warner Bros. Discovery stock on April 10, 2026, the record date, and that entitles you to notice of, and to vote at, the 2026 Annual Meeting of Stockholders. This proxy statement describes the matters to be voted on at the meeting and provides information on those matters. The proxy materials (which include our 2025 Form 10-K) provide certain information about Warner Bros. Discovery that we must disclose to you when the Board of Directors solicits your proxy.
Q:    How can I get electronic access to the proxy materials?
A:     Stockholders may access the 2026 proxy materials at: www.proxyvote.com. Our 2026 proxy materials are also available in the Investor Relations section of our corporate website at ir.wbd.com.
Stockholders may elect to receive future distributions of proxy materials by electronic delivery. To take advantage of this service you will need an email account and access to an Internet browser. To enroll, go to www.proxyvote.com and click "Sign up for E-delivery." Your enrollment for electronic delivery of proxy materials will remain in effect until you terminate it or for so long as the email address provided by you is valid.
Q:    What is "householding"?
A:     To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Warner Bros. Discovery stock but sharing the same address, we have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report, proxy statement and other materials mailed to you, please submit a request to our Corporate Secretary at the address noted above or call our Investor Relations department at (212) 548-5882, and we will promptly send you what you have requested. You can also contact our Investor Relations department at the telephone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Voting Procedures
Q:    What matters will be voted on at the 2026 Annual Meeting?
A:     The principal business of the meeting will be the following matters:
■the election of thirteen directors;
■the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
■an advisory vote to approve our 2025 named executive officer compensation, commonly referred to as a "Say on Pay" vote; and
■the consideration of one stockholder proposal, if properly presented at the 2026 Annual Meeting.

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We will also transact such other business as may properly be presented at the 2026 Annual Meeting of Stockholders or at any postponements or adjournments thereof. However, we are not aware of any other matters to be acted upon at the 2026 Annual Meeting of Stockholders.
Q:    Who is entitled to vote at the 2026 Annual Meeting?
A:     The close of business on April 10, 2026 was the record date for determining the holders of our common stock entitled to notice of, and to vote at, the 2026 Annual Meeting of Stockholders and any postponement or adjournment thereof.
Q:    How many shares can vote at the 2026 Annual Meeting and how many votes does each share have?
A:     As of April 10, 2026, we had outstanding 2,506,679,418 shares of common stock, with each of those shares being entitled to one vote. We do not have any other classes of stock outstanding.
Q:    How many shares must be present or represented at the 2026 Annual Meeting to conduct business at the meeting?
A:    The presence, in person or by properly executed proxy, of the holders of a majority of the total voting power of the outstanding shares of common stock entitled to vote at the 2026 Annual Meeting of Stockholders will constitute a quorum for the transaction of any business at the meeting.
If a quorum is not present, the meeting will be adjourned until a quorum is obtained. Shares present virtually during the annual meeting will be considered shares represented in person at the meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a proposal) will be treated as present for purposes of determining the presence of a quorum.
Q:    What vote is required for Proposal One – Election of Directors?
A:     The directors will be elected if they receive a plurality of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal One;
■If you withhold your vote, it will have no effect on the election of directors; and
■Broker non-votes are not considered votes cast on this proposal and therefore will have no effect on the election of directors.
Q:    What vote is required for Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm?
A:     The affirmative vote of a majority of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal Two is required for ratification.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■If you are a street name stockholder and do not vote your shares, your bank, broker or other holder of record can vote your shares at its discretion on this item.
Q:    What vote is required for Proposal Three – Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay")?
A:     For Proposal Three, stockholders are being asked to vote on a non-binding advisory vote basis on our 2025 named executive officer compensation. The affirmative vote of a majority of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal Three is required to approve Proposal Three.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■Broker non-votes are not considered shares entitled to vote on this proposal and therefore will have no effect on the outcome of Proposal Three.

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Q:    What vote is required for Proposal Four – Stockholder Proposal?
A:     If properly presented at the 2026 Annual Meeting of Stockholders, the affirmative vote of a majority of the outstanding shares of common stock present virtually or by proxy and entitled to vote on Proposal Four is required to approve Proposal Four.
■Abstentions will have the same effect as a vote "AGAINST" this proposal; and
■Broker non-votes are not considered shares entitled to vote on this proposal and therefore will have no effect on the outcome of Proposal Four.
Q:    How can I vote my shares at the 2026 Annual Meeting?
A:     If you are a holder of common stock as of the record date, telephone and Internet voting is available 24 hours a day through 11:59 p.m. (Eastern Time) on June 8, 2026. If you are located in the United States or Canada and are a stockholder of record as of the record date, you can vote your shares by calling toll-free 1-800-690-6903. Whether you are a stockholder of record or a beneficial owner, you can also vote your shares on the Internet at www.proxyvote.com.
Both the telephone and Internet voting systems have easy-to-follow instructions on how you may vote your shares and allow you to confirm that the system has properly recorded your vote. If you are voting your shares by telephone or Internet, you should have on hand when you call or access the website, as applicable, the proxy card or voting instruction card. If you vote by telephone or Internet, you do not need to return your proxy card to us.
If you have received, by request, a hard copy of the proxy card or voting instruction card and wish to submit your proxy by mail, you must complete, sign and date the proxy card or voting instruction card and return it in the envelope provided so that it is received prior to the 2026 Annual Meeting of Stockholders.
Properly completed proxies will be voted as you direct. Properly executed proxies that do not contain voting instructions will be voted "FOR" Proposals One, Two, and Three and "AGAINST" Proposal Four.
While we encourage holders of common stock to vote by proxy, you also have the option of voting your shares at the 2026 Annual Meeting of Stockholders. All holders of common stock, whether your shares are registered directly in your name with our transfer agent or held in a brokerage account by a bank or other nominee, may virtually attend the 2026 Annual Meeting of Stockholders and vote online, subject to compliance with the procedures described below. In order to vote online at the 2026 Annual Meeting of Stockholders, you will need the control number on your proxy card or voting instruction form, as further described below.
Q:    If my Warner Bros. Discovery shares are held in "street name" by a broker, bank or other nominee, will the broker, bank or other nominee vote my shares on each of the annual business proposals?
A:     If you hold your shares in street name and do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will be able to vote your shares with respect to "discretionary items" but will not be able to vote your shares with respect to "non-discretionary items," in which case your shares will be treated as "broker non-votes" with respect to those items. "Broker non-votes" are shares that are held in street name by a bank, broker or other nominee that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. The auditor ratification proposal (Proposal Two) is a "discretionary item," whereas the election of directors (Proposal One), the advisory vote on 2025 named executive officer compensation (Proposal Three), and the stockholder proposal (Proposal Four) are "non-discretionary items." Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares may, in the discretion of the broker, bank or other nominee, be voted only on the auditor ratification proposal (Proposal Two). If you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will NOT be voted on Proposal One, Proposal Three, or Proposal Four.
Q:    How do I vote if I hold Warner Bros. Discovery shares in the Warner Bros. Discovery, Inc. 401(k) Savings Plan?
A:     Fidelity Management Trust Company is the trustee for the Warner Bros. Discovery shares held in the Warner Bros. Discovery, Inc. 401(k) Savings Plan. As trustee, Fidelity Management Trust Company will vote the number of shares held by the plan for each participant in accordance with the voting instructions given by such plan participant to the trustee. The trustee must receive the voting instruction of a plan participant no later than 11:59 p.m. Eastern Time on June 4, 2026. The trustee will generally vote the shares held by the plan for which it does not receive voting instructions in the same proportions as the shares held by the plan for which it does receive voting instructions.

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Q:    May I change or revoke my vote after returning a proxy card or voting by telephone or over the Internet?
A:     Yes. Before your proxy is voted at the 2026 Annual Meeting of Stockholders, you may change or revoke your vote on the proposals by telephone or over the Internet (if you originally voted by telephone or over the Internet), by virtually attending the 2026 Annual Meeting and voting online during the meeting, or by delivering a signed proxy revocation or a new signed proxy with a later date to: Warner Bros. Discovery, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Any signed proxy revocation or new signed proxy card must be received before the start of the 2026 Annual Meeting of Stockholders. Your virtual attendance at the 2026 Annual Meeting of Stockholders will not, by itself, revoke your proxy.
If your shares are held in an account by a broker, bank or other nominee whom you previously contacted with voting instructions, you should contact your broker, bank or other nominee to change your vote.
Q:    Whom should I contact if I have any questions about the proxy materials or voting?
A:     If you have any questions about the proxy materials or if you need assistance submitting your proxy card or voting instruction card or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue
20th Floor
New York, NY 10022
(877) 717-3922 (call toll-free)
(212) 750-5833 (banks and brokerage firms)
If your shares are held "street name," through a bank, brokerage firm or other nominee, you should contact such bank, brokerage firm or other nominee if you need to obtain voting instruction cards or have questions on how to vote your shares.
Proxy Solicitation
Q:    Who is soliciting my vote?
A:     The Board of Directors of Warner Bros. Discovery, Inc. has sent you this proxy statement and is soliciting your vote on proposals being submitted for consideration at our 2026 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/WBD2026 on June 9, 2026 and any adjournments or postponements thereof.
In addition to solicitation by mail, our officers and employees, who will receive no extra compensation for their services, may solicit proxies by telephone, in writing, electronically or in person. We will reimburse brokers and nominees who hold shares in their names for their reasonable out-of-pocket expenses to furnish proxy materials to the beneficial owners of such shares.
We have also engaged Innisfree M&A Incorporated, a proxy solicitation agent, to assist us with our solicitation for this annual meeting and expect to pay approximately $35,000, plus reimbursement of out-of-pocket expenses for its efforts in connection with this annual meeting.
Q:    Who will bear the cost of soliciting votes for the 2026 Annual Meeting?
A:     We will pay the cost of solicitation of proxies, including the preparation, website posting, printing and delivery of the Notice of Internet Availability of Proxy Materials, proxy statement and related materials. We will furnish copies of these materials to banks, brokers, fiduciaries, custodians and other nominees that hold shares on behalf of beneficial owners so that they may forward the materials to beneficial owners.

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Attending the 2026 Annual Meeting
Q:    How do I virtually attend the 2026 Annual Meeting?
A:     We will host the 2026 Annual Meeting of Stockholders live online via webcast. You may attend the 2026 Annual Meeting of Stockholders live online by visiting www.virtualshareholdermeeting.com/WBD2026. The webcast will start at 10:00 a.m., Eastern Time, on Tuesday, June 9, 2026. You will need the control number included on your proxy card or voting instruction form in order to be able to vote or ask questions during the 2026 Annual Meeting of Stockholders. Instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/WBD2026.
Online check-in will begin at 9:45 a.m., Eastern Time, on Tuesday, June 9, 2026, and you should allow ample time for the online check-in proceedings. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:45 a.m., Eastern Time on Tuesday, June 9, 2026. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the 2026 Annual Meeting log-in page.
Q:    Why is the 2026 Annual Meeting a virtual, online meeting?
A:     There will not be a physical meeting location for the 2026 Annual Meeting. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our 2026 Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct of Meeting which will be posted at www.virtualshareholdermeeting.com/WBD2026 in advance of the meeting. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
Q:    How do I submit a question at the 2026 Annual Meeting?
A:     Stockholders may submit questions at the 2026 Annual Meeting of Stockholders by using the virtual meeting platform at www.virtualshareholdermeeting.com/WBD2026. Once you have logged into the site using your control number, you will be able to submit questions electronically via the virtual meeting platform.

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Additional Information
Availability of Annual Report
We filed our 2025 Form 10-K with the SEC on February 27, 2026. The 2025 Form 10-K, including all exhibits, can also be found in the Investor Relations section of our corporate website: ir.wbd.com and can be downloaded free of charge. Paper copies of the 2025 Form 10-K may be obtained without charge, and paper copies of exhibits to the 2025 Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at Warner Bros. Discovery, Inc., 230 Park Avenue South, New York, New York 10003, by telephone at (212) 548-5882 (or toll-free at (877) 324-5850), or by email at investor.relations@wbd.com.
Website References
We routinely use our Investor Relations website to provide news releases, announcements and other statements about our business and results of operations, some of which may contain information that may be deemed to be material to investors. Accordingly, we encourage investors to monitor our website and review the information that we share at ir.wbd.com. Information contained on or connected to any website referenced in this proxy statement is not incorporated by reference in this proxy statement or in any other report or document we file with the SEC.
Cautionary Statement Concerning Forward-Looking Statements
Information set forth in this proxy statement contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's filings with the SEC, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K.
Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as "anticipate," "believe," "could," "continue," "estimate," "expect," "intend," "may," "should," "will" and "would" or similar words. Forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction between the Company and Paramount, future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except to the extent required by applicable law.

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Submission of Stockholder Proposals for 2027 Annual Meeting
The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for the 2027 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our Bylaws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2027 Proxy Statement	Other proposals/nominees to be presented at 2027 Annual Meeting of Stockholders*
Type of Proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2027 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act
Stockholders may present proposals or director nominations directly at the 2027 Annual Meeting of Stockholders (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Section 1.6 of our Bylaws**

When proposal must be received by WBD	No later than December 31, 2026	No earlier than February 9, 2027 and no later than March 11, 2027***
Where to send	By Mail: Corporate Secretary, Warner Bros. Discovery, Inc. 230 Park Avenue South, New York, NY 10003 By Email: CorporateSecretary@wbd.com
What to include	The information required by Rule 14a-8	The information required by our Bylaws**
*    Any proposal without the required notice will not be considered properly submitted under our Bylaws. Any proposal that is received by us after March 11, 2027, will not be considered filed on a timely basis under Rule 14a-4(c)(1). Proposals that are not properly submitted or timely filed will not be presented at the 2027 Annual Meeting. For proposals that are properly submitted and timely filed, SEC rules permit management to retain discretion to vote proxies we receive, provided that: (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (2) the proponent does not issue a proxy statement. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with Rule 14a-19 of the Exchange Act.
**    Our Bylaws are filed as an exhibit to our 2025 Form 10-K and are available in the corporate governance section of our Investor Relations website at ir.wbd.com.
***    Assumes our 2027 Annual Meeting of Stockholders is held between May 10, 2027 and August 8, 2027, as it is expected to be. Please see our Bylaws for additional information regarding the advance notice deadline in the event the 2027 Annual Meeting of Stockholders is not held between May 10, 2027 and August 8, 2027.
Other Business
The Board knows of no other business to be brought before the 2026 Annual Meeting of Stockholders. If, however, any other business should properly come before the 2026 Annual Meeting of Stockholders, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
By Order of the Board of Directors,
Tara L. Smith
Executive Vice President & Corporate Secretary
April 30, 2026

112

Proxy Statement Summary	Election of Directors	Corporate Governance	Audit Matters	Executive Compensation	Other Matters	Additional Information	Appendices
Appendix A
Subscriber Definition
We define a “Core Streaming Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third-party services that host a branded environment of discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires.
The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers.
The current “independently-branded, regional product” referred to in (iv) above consist of TVN/Player.
Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD streaming product subscription.
We may refer to the aggregate number of Core Streaming Subscriptions as “subscribers”.
The reported number of “subscribers” included herein and the definition of “Streaming Subscription” as used herein excludes: (i) individuals who subscribe to Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-brand, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and users on free trials except for those users on free trial that convert to a Streaming Subscription within the first seven days of the next month as noted above.
Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada.
International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada.
Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), this proxy statement also contains non-GAAP financial measures, such as Adjusted EBITDA and Free Cash Flow (FCF).
Management uses certain non-GAAP financial measures, such as Adjusted EBITDA and Free Cash Flow (FCF), among other measures, in making financial, operating and planning decisions and in evaluating our performance. Please see the 2025 Form 10-K for a reporting of our financial results in accordance with GAAP.
Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. The Company defines Adjusted EBITDA as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and

2026 PROXY STATEMENT	113

performance of the segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content (which is included in consolidated costs of revenues), and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. We prospectively updated certain corporate allocations at the beginning of 2025. The impact to prior periods was immaterial. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP.
The following information is provided to reconcile Adjusted EBITDA to Net income (loss) available to Warner Bros. Discovery, Inc., its most comparable GAAP measure, for the years ended December 31, 2025 and December 31, 2024.

	Year Ended December 31,
Unaudited; in millions	2025	2024
Net income (loss) available to Warner Bros. Discovery, Inc.	$727	$(11,311)
Net income (loss) attributable to noncontrolling interests	22	(171)
Income tax expense	890	94
Income (loss) before income taxes	1,639	(11,388)
Other (income) expense, net	(65)	(150)
(Income) loss from equity investees, net	24	121
Loss (gain) on extinguishment of debt	(2,945)	(632)
Interest expense, net	2,085	2,017
Operating income (loss)	738	(10,032)
Impairments and loss on dispositions	172	9,603
Depreciation and amortization	5,684	7,037
Impairment and amortization of fair value step-up for content	784	1,139
Employee share-based compensation	751	546
Restructuring and other charges	399	447
Transaction and integration costs	166	242
Amortization of capitalized interest for content	40	46
Facility consolidation costs	10	4
Adjusted EBITDA	$8,744	$9,032
Free Cash Flow (FCF): The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company's liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders.
The following information is provided to reconcile Free Cash Flow (FCF) to Cash provided by operating activities, its most comparable GAAP measure, for the year ended December 31, 2025.

Unaudited; in millions	Year Ended December 31, 2025
Cash provided by operating activities	$4,319
Less: Purchases of property and equipment	(1,231)
Free Cash Flow (FCF)	$3,088

114

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Vote On Directors

1. ELECTION OF DIRECTORS

Nominees:

01)	Samuel A. Di Piazza, Jr.	08)	Fazal F. Merchant
02)	Richard W. Fisher	09)	Anthony J. Noto
03)	Paul A. Gould	10)	Paula A. Price
04)	Debra L. Lee	11)	Daniel E. Sanchez
05)	Joseph M. Levin	12)	Geoffrey Y. Yang
06)	Anton J. Levy	13)	David M. Zaslav
07)	Kenneth W. Lowe		

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		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Warner Bros. Discovery, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026.	▢	▢	▢
3.	To vote on an advisory resolution to approve the 2025 compensation of Warner Bros. Discovery, Inc.'s named executive officers, commonly referred to as a "Say-on-Pay" vote.	▢	▢	▢
4.	To vote on a stockholder proposal entitled "Sustainability ROI Report", if properly presented.	▢	▢	▢

5. By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted "FOR" Proposals One, Two and Three and "AGAINST" Proposal Four.** If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2026 ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2026

The stockholder(s) hereby appoint(s) Priya Aiyar and Tara L. Smith, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Common Stock of Warner Bros. Discovery, Inc. that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on June 9, 2026, held virtually at www.virtualshareholdermeeting.com/WBD2026, and any adjournment or postponement thereof. Instructions on how to access the Annual Meeting are available on our Investor Relations website (http://ir.wbd.com), by contacting us at investor.relations@wbd.com or at 1-877-324-5850.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO AND THREE AND "AGAINST" PROPOSAL FOUR.

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